UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2021

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2021 ANNUAL REPORT

June 30, 2021

ARK TRANSFORMATIONAL INNOVATION FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

ARK 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ARK TRANSFORMATIONAL INNOVATION FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Companies that the sub-advisor believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. Investing in Health Care sector companies involves risk due to government regulations, product litigation, competitive forces, and loss of patent protection. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2021 (Unaudited)

For the 12-month period ended June 30, 2021, equity markets were up significantly as investors looked beyond the COVID-19 pandemic and a tumultuous U.S. presidential election cycle. A long-anticipated vaccine to combat the novel coronavirus was released in the U.S. at the end of 2020, setting up strong performance for the domestic stock market. From a fiscal standpoint, Congress passed two additional coronavirus relief bills, one in December 2020 and another in March 2021, to help support the economy. In addition, the Federal Reserve remained accommodative throughout the period under review, which helped propel markets higher. While markets were generally positive, lingering uncertainties – including an uneven vaccine rollout, virus variants with higher transmissibility, supply chain constraints and, later in the period, inflation worries – led to some global volatility. Despite all the concerns, the MSCI® All Country World Index produced a 39.26% return for the period, as developed and emerging markets saw significant market appreciation.

In the U.S., the S&P 500 Index was up 40.79% and all of its 11 sectors produced positive returns for the period. The cyclical sectors – including Financials (up 61.77%), Industrials (up 51.45%), Energy (up 49.38%) and Materials (up 48.51%) – were the strongest performers. Defensive sectors, including Utilities (up 15.77%) and Consumer Staples (up 23.29%), did not rally as much in the risk-on period. From a style perspective, Value narrowly outpaced Growth as the Russell 3000® Value Index returned 45.40% versus the Russell 3000 Growth Index return of 42.99%. In terms of market capitalization, small-cap stocks significantly outperformed their larger-capitalization peers, evidenced by the Russell 2000® Index returning 62.03% compared to the Russell 1000® Index return of 43.07%.

International developed markets also ended the period higher as the MSCI EAFE Index was up 32.35%. In Europe, the top-performing countries were Austria and Sweden, represented by the MSCI Austria Index (up 70.89%) and the MSCI Sweden Index (up 53.85%), and the lagging countries were Portugal and Switzerland, represented by the MSCI Portugal Index (up 11.43%) and the MSCI Switzerland Index (up 24.33%). In Japan, equities produced moderate returns in comparison to other regions as the MSCI Japan Index returned 24.84%.

In the developing world, emerging markets performed well overall and the MSCI Emerging Market Index returned 40.90%. However, country dispersion was high. China, the largest country constituent, was up 27.39%, represented by the MSCI China Index, while Turkish equities struggled and the MSCI Turkey Index returned -13.01%. In contrast, Taiwan and South Korea were two of the best-performing markets as the MSCI Taiwan Index returned 70.46% and the MSCI Korea Index returned 66.20%.

2

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon ARK Transformational Innovation Fund (the “Fund”) returned 78.03% for the twelve months ended June 30, 2021. The Fund outperformed the S&P 500® Index (the “Index”) return of 40.79% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 1/27/2017 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 Year	3 Year	Since Inception 01/27/2017	Value of $10,000 01/27/2017- 06/30/2021
R5 Class (1,4,6)	ADNIX	78.67%	42.57%	47.55%	$55,852
Y Class (1,6)	ADNYX	78.48%	42.43%	47.40%	$55,602
Investor Class (1,6)	ADNPX	78.03%	42.04%	47.02%	$54,969
A Class without Sales Charge (1,2,3,6)	ADNAX	78.03%	42.14%	47.25%	$55,349
A Class with Sales Charge (1,2,3,6)	ADNAX	67.79%	39.37%	45.29%	$52,167
C Class without Sales Charge (1,2,3,6)	ADNCX	76.68%	41.25%	46.62%	$54,316
C Class with Sales Charge (1,2,3,6)	ADNCX	75.68%	41.25%	46.62%	$54,316
R6 Class (1,4,6)	ADNRX	78.36%	42.49%	47.49%	$55,754

S&P 500® Index (5)		40.79%	18.67%	17.46%	$20,371

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the R5, Investor and R6 Classes of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception to 2020. Performance prior to waiving fees was lower than the actual returns shown from inception to 2020. The strategy employed by the Fund’s sub-advisor has the potential for more volatility than broad market averages, which may result in significant fluctuations in the Fund’s short-term returns, both positive and negative.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Classes of the Fund was waived from Fund inception to 2020. Performance prior to waiving fees was lower than the actual returns shown from inception to 2020.

3

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2021 (Unaudited)

3.

Fund performance for the three-year and since inception periods represents the total returns achieved by the Investor Class from 1/27/17 up to 1/2/19, the inception date of the A and C Classes. Expenses of the Investor Class are lower than those of the A and C Classes. As a result, total returns shown may be higher than they would have been had the A and C Classes been in existence since 1/27/17. A portion of fees charged to the Investor Class of the Fund has been waived since Investor Class inception (1/27/17). Performance prior to waiving fees was lower than actual returns shown.

4.

Fund performance for the one-year, three-year and since inception periods represents the total returns achieved by the R5 Class from 1/27/17 up to 10/28/20, the inception date of the R6 Class. Expenses of the R5 Class are higher than those of the R6 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 1/27/17. A portion of fees charged to the R5 Class of the Fund has been waived since R5 Class inception (1/27/17). Performance prior to waiving fees was lower than actual returns shown.

5.

The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon ARK Transformational Innovation Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 1.25%, 1.27%, 1.53%, 1.67%, 2.32%, and 1.24%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to security selection, while sector allocation slightly detracted from relative performance over the period. The Fund’s outperformance relative to the Index was principally attributable to holdings in the Consumer Discretionary and Communication Services sectors. Within the Consumer Discretionary sector, Tesla, Inc. (up 217.2%) was the largest contributor, due in part to commencing sales of the Model Ys made in China, releasing a beta version of its “Full Self Driving” software update, and being added as a constituent to the S&P 500 Index in December 2020.

In the Communication Services sector, the primary position adding relative value was Roku, Inc. (up 290.9%), which benefited from news that the company reached an agreement with AT&T’s WarnerMedia to add HBO Max to the Roku platform, as well as purchasing all Quibi’s content. On the negative side, a position in the Financials sector detracting value relative to the Index was out-of-Index LendingTree, Inc. (down 39.4%).

Sector allocation slightly detracted over the period. An overweight allocation to the Health Care sector (up 28.0%) and an underweight allocation to the Financials sector (up 61.7%) – the best performing sector within the Index – detracted from relative performance. Conversely, a null allocation to the Consumer Staples sector (up 23.3%), contributed to relative performance.

The sub-advisor will continue to focus on identifying companies best positioned for long-term exponential growth and capital appreciation created by disruptive innovation.

Top Ten Holdings (% Net Assets)
Tesla, Inc.		10.3
Roku, Inc.		6.1
Teladoc Health, Inc.		5.8
Shopify, Inc., Class A		4.2
Square, Inc., Class A		4.2
Coinbase Global, Inc., Class A		3.7
Spotify Technology SA		3.6
Twilio, Inc., Class A		3.6
Zoom Video Communications, Inc., Class A		3.6
Unity Software, Inc.		3.5

Total Fund Holdings	49

4

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2021 (Unaudited)

Industry Weightings (% of Investments)
Biotechnology	16.1
Software	15.3
Entertainment	14.4
IT Services	12.7
Automobiles	11.0
Health Care Technology	6.1
Interactive Media & Services	6.0
Capital Markets	4.0
Life Sciences Tools & Services	3.7
Hotels, Restaurants & Leisure	1.8
Road & Rail	1.5
Diversified Telecommunication Services	1.3
Technology Hardware, Storage & Peripherals	1.2
Diversified Consumer Services	1.1
Semiconductors & Semiconductor Equipment	0.9
Machinery	0.8
Electronic Equipment, Instruments & Components	0.6
Real Estate Management & Development	0.5
Pharmaceuticals	0.4
Consumer Finance	0.3
Health Care Equipment & Supplies	0.3

5

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon ARK Transformational Innovation Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021 - 6/30/2021*
R5 Class
Actual	$1,000.00	$1,041.70	$5.06
Hypothetical**	$1,000.00	$1,019.84	$5.01
Y Class
Actual	$1,000.00	$1,041.00	$5.52
Hypothetical**	$1,000.00	$1,019.39	$5.46
Investor Class
Actual	$1,000.00	$1,039.70	$6.73
Hypothetical**	$1,000.00	$1,018.20	$6.66
A Class
Actual	$1,000.00	$1,039.90	$6.88
Hypothetical**	$1,000.00	$1,018.05	$6.81
C Class
Actual	$1,000.00	$1,035.80	$10.65
Hypothetical**	$1,000.00	$1,014.33	$10.54
R6 Class
Actual	$1,000.00	$1,042.00	$4.81
Hypothetical**	$1,000.00	$1,020.08	$4.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.00%, 1.09%, 1.33%, 1.36%, 2.11%, and 0.95% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon ARK Transformational Innovation FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon ARK Transformational Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon ARK Transformational Innovation Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, MA

August 26, 2021

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 93.85%

Communication Services - 20.38%

Diversified Telecommunication Services - 1.21%
Iridium Communications, Inc.A	366,285	$14,647,737

Entertainment - 13.52%
Nintendo Co. Ltd., ADR	181,521	13,165,718
Roku, Inc.A	162,279	74,526,631
Sea Ltd., ADRA	66,317	18,210,648
Skillz, Inc.A	683,174	14,838,539
Spotify Technology SAA	157,633	43,442,079

		164,183,615

Interactive Media & Services - 5.65%
Tencent Holdings Ltd., ADRB	136,621	10,287,561
Twitter, Inc.A	313,503	21,572,142
Zillow Group, Inc., Class CA	301,247	36,818,408

		68,678,111

Total Communication Services		247,509,463

Consumer Discretionary - 13.01%

Automobiles - 10.34%
Tesla, Inc.A	184,673	125,522,238

Diversified Consumer Services - 0.99%
2U, Inc.A B	289,172	12,049,797

Hotels, Restaurants & Leisure - 1.68%
DraftKings, Inc., Class AA B	392,270	20,464,726

Total Consumer Discretionary		158,036,761

Financials - 4.05%

Capital Markets - 3.78%
Coinbase Global, Inc., Class AA	177,683	45,007,104
Intercontinental Exchange, Inc.	7,249	860,456

		45,867,560

Consumer Finance - 0.27%
LendingClub Corp.A	183,369	3,324,480

Total Financials		49,192,040

Health Care - 24.97%

Biotechnology - 15.08%
CRISPR Therapeutics AGA	229,798	37,201,998
Editas Medicine, Inc.A B	229,979	13,026,010
Exact Sciences Corp.A	264,277	32,852,274
Intellia Therapeutics, Inc.A	158,149	25,605,905
Invitae Corp.A B	954,549	32,196,938
Iovance Biotherapeutics, Inc.A	521,169	13,560,817
Organovo Holdings, Inc.A B	3,528	33,163
Seres Therapeutics, Inc.A	288,596	6,883,015
Twist Bioscience Corp.A	110,896	14,776,892
Veracyte, Inc.A	175,855	7,030,683

		183,167,695

See accompanying notes

9

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 93.85% (continued)

Health Care - 24.97% (continued)

Health Care Equipment & Supplies - 0.30%
Cerus Corp.A	616,222	$3,641,872

Health Care Technology - 5.77%
Teladoc Health, Inc.A B	421,186	70,039,020

Life Sciences Tools & Services - 3.48%
10X Genomics, Inc., Class AA	121,255	23,744,154
Compugen Ltd.A B	219,844	1,820,309
NanoString Technologies, Inc.A	92,771	6,010,633
Pacific Biosciences of California, Inc.A	304,665	10,654,135

		42,229,231

Pharmaceuticals - 0.34%
Novartis AG, ADR	45,229	4,126,694

Total Health Care		303,204,512

Industrials - 2.12%

Machinery - 0.76%
Proto Labs, Inc.A	100,465	9,222,687

Road & Rail - 1.36%
TuSimple Holdings, Inc., Class AA	231,897	16,520,343

Total Industrials		25,743,030

Information Technology - 28.81%

Electronic Equipment, Instruments & Components - 0.56%
Trimble, Inc.A	83,419	6,826,177

IT Services - 11.94%
Shopify, Inc., Class AA	34,798	50,839,182
Square, Inc., Class AA	207,020	50,471,476
Twilio, Inc., Class AA	110,732	43,646,125

		144,956,783

Semiconductors & Semiconductor Equipment - 0.87%
Teradyne, Inc.	78,742	10,548,278

Software - 14.34%
DocuSign, Inc.A	95,637	26,737,236
Materialise NV, ADRA	75,126	1,809,785
PagerDuty, Inc.A	270,104	11,501,028
Palantir Technologies, Inc., Class AA	1,067,170	28,130,601
UiPath, Inc., Class AA	295,034	20,041,660
Unity Software, Inc.A	384,599	42,240,508
Zoom Video Communications, Inc., Class AA	112,751	43,638,020

		174,098,838

Technology Hardware, Storage & Peripherals - 1.10%
Pure Storage, Inc., Class AA	412,839	8,062,746
Stratasys Ltd.A	205,628	5,317,540

		13,380,286

Total Information Technology		349,810,362

See accompanying notes

10

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 93.85% (continued)

Real Estate - 0.51%

Real Estate Management & Development - 0.51%
KE Holdings, Inc., ADRA	130,578	$6,225,959

Total Common Stocks (Cost $824,350,560)		1,139,722,127

SHORT-TERM INVESTMENTS - 5.49% (Cost $66,715,694)

Investment Companies - 5.49%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	66,715,694	66,715,694

SECURITIES LENDING COLLATERAL - 0.06% (Cost $700,964)

Investment Companies - 0.06%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	700,964	700,964

TOTAL INVESTMENTS - 99.40% (Cost $891,767,218)		1,207,138,785
OTHER ASSETS, NET OF LIABILITIES - 0.60%		7,234,878

TOTAL NET ASSETS - 100.00%		$1,214,373,663

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2021 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,139,722,127	$-	$-	$1,139,722,127
Short-Term Investments	66,715,694	-	-	66,715,694
Securities Lending Collateral	700,964	-	-	700,964

Total Investments in Securities - Assets	$1,207,138,785	$-	$-	$1,207,138,785

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon ARK Transformational Innovation FundSM

Statement of Assets and Liabilities

June 30, 2021

Assets:
Investments in unaffiliated securities, at fair value†§	$1,139,722,127
Investments in affiliated securities, at fair value‡	67,416,658
Dividends and interest receivable	123
Receivable for fund shares sold	12,272,416
Receivable for tax reclaims	100,054
Receivable for expense reimbursement (Note 2)	92,173
Prepaid expenses	104,142

Total assets	1,219,707,693

Liabilities:
Payable for investments purchased	2,429,182
Payable for fund shares redeemed	1,012,237
Management and sub-advisory fees payable (Note 2)	784,038
Service fees payable (Note 2)	149,523
Transfer agent fees payable (Note 2)	62,106
Payable upon return of securities loaned (Note 8)§	700,964
Custody and fund accounting fees payable	53,352
Professional fees payable	74,216
Trustee fees payable (Note 2)	867
Payable for prospectus and shareholder reports	39,695
Other liabilities	27,850

Total liabilities	5,334,030

Net assets	$1,214,373,663

Analysis of net assets:
Paid-in-capital	$793,402,293
Total distributable earnings (deficits)A	420,971,370

Net assets	$1,214,373,663

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	347,581

Y Class	15,158,196

Investor Class	6,898,221

A Class	1,741,611

C Class	952,033

R6 ClassB	46,610

Net assets:
R5 Class	$16,943,552

Y Class	$735,669,845

Investor Class	$331,002,394

A Class	$83,589,357

C Class	$44,900,174

R6 ClassB	$2,268,341

Net asset value, offering and redemption price per share:
R5 Class	$48.75

Y Class	$48.53

Investor Class	$47.98

A Class	$48.00

A Class (offering price)	$50.93

C Class	$47.16

R6 ClassB	$48.67

† Cost of investments in unaffiliated securities	$824,350,560
‡ Cost of investments in affiliated securities	$67,416,658
§ Fair value of securities on loan	$37,098,963

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B The R6 Class became effective on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).

See accompanying notes

12

American Beacon ARK Transformational Innovation FundSM

Statement of Operations

For the year ended June 30, 2021

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$863,127	A
Dividend income from affiliated securities (Note 2)	3,713
Income derived from securities lending (Note 8)	668,924

Total investment income	1,535,764

Expenses:
Management and sub-advisory fees (Note 2)	8,495,443
Transfer agent fees:
R5 Class (Note 2)	5,364
Y Class (Note 2)	542,034
Investor Class	12,887
A Class	2,071
C Class	1,192
R6 ClassB	2,302
Custody and fund accounting fees	108,351
Professional fees	119,012
Registration fees and expenses	213,020
Service fees (Note 2):
Investor Class	995,109
A Class	49,073
C Class	30,316
Distribution fees (Note 2):
A Class	150,768
C Class	330,237
Prospectus and shareholder report expenses	133,285
Trustee fees (Note 2)	66,748
Loan expense (Note 9)	5,751
Other expenses	263,908

Total expenses	11,526,871

Net fees waived and expenses (reimbursed) (Note 2)	(213,923)

Net expenses	11,312,948

Net investment (loss)	(9,777,184)

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	118,406,396
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	231,272,171
Foreign currency transactions	31

Net gain from investments	349,678,598

Net increase in net assets resulting from operations	$339,901,414

† Foreign taxes	$101,326

A Includes significant dividends of $323,278.
B The R6 Class became effective on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

13

American Beacon ARK Transformational Innovation FundSM

Statement of Changes in Net Assets

	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(9,777,184)	$(1,024,575)
Net realized gain from investments in unaffiliated securities	118,406,396	3,476,892
Change in net unrealized appreciation of investments in unaffiliated securities and foreign currency transactions	231,272,202	79,013,995

Net increase in net assets resulting from operations	339,901,414	81,466,312

Distributions to shareholders:
Total retained earnings:
R5 Class	(93,934)	(134,305)
Y Class	(2,937,105)	(1,391,035)
Investor Class	(1,190,082)	(319,336)
A Class	(224,521)	(205,755)
C Class	(127,606)	(94,357)
R6 ClassA	(7,017)	–

Net distributions to shareholders	(4,580,265)	(2,144,788)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,302,358,978	262,403,322
Reinvestment of dividends and distributions	4,551,536	2,143,123
Cost of shares redeemed	(764,674,529)	(57,256,735)

Net increase in net assets from capital share transactions	542,235,985	207,289,710

Net increase in net assets	877,557,134	286,611,234

Net assets:
Beginning of period	336,816,529	50,205,295

End of period	$1,214,373,663	$336,816,529

A The R6 Class became effective on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).

See accompanying notes

14

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of June 30, 2021, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon ARK Transformational Innovation Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund’s performance and may increase costs related to the Fund’s use of derivatives.

Class Disclosure

On October 28, 2020, The Fund created the R6 Class, a new class made available for sale to provide third party intermediaries an investment option for large 401(K) plans that does not charge Rule 12b-1 or sub-transfer agency fees pursuant to the Fund’s registration statement filed with the SEC.

15

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

16

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

17

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with ARK Investment Management LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $5 billion	0.55%
Next $5 billion	0.525%
Next $10 billion	0.50%
Over $20 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$3,338,712
Sub-Advisor Fees	0.55%	5,156,731

Total	0.90%	$8,495,443

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended June 30, 2021, the Manager received securities lending fees of $120,723 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

18

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
ARK Transformational Innovation	$504,815

As of June 30, 2021, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
ARK Transformational Innovation	$45,728

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	ARK Transformational Innovation	$66,715,694	$-	$-	$3,713	$66,715,694
U.S. Government Money Market Select	Securities Lending	ARK Transformational Innovation	700,964	-	-	N/A	700,964

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2021, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below.

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
ARK Transformational Innovation	$39,846	$22,569	$62,415

19

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2021, the Fund borrowed on average $45,061,378 for 2 days at an average interest rate of 0.82% with interest charges of $2,025. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	7/1/2020 - 10/31/2020	11/1/2020 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
ARK Transformational Innovation	R5	0.99%	0.99%	$4,685	$(1,052	)**	2023-2024
ARK Transformational Innovation	Y	1.09%	1.08%	94,084	(124,789	)**	2023-2024
ARK Transformational Innovation	Investor	1.37%	1.32%	112,433	(28,700	)**	2023-2024
ARK Transformational Innovation	A	1.39%	1.39%	-	(41,758	)**	2023-2024
ARK Transformational Innovation	C	2.14%	2.12%	-	(12,229	)**	2023-2024
ARK Transformational Innovation	R6*	N/A	0.94%	2,721	(834)		2023-2024

* Class launched on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).

** Of these amounts, $197,274 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $92,173 was disclosed as a Receivable for Expense Reimbursement on the Statement of Assets and Liabilities at June 30, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
ARK Transformational Innovation	$154,542	$-	$308,365	2020-2021
ARK Transformational Innovation	13,280	239,360	-	2021-2022
ARK Transformational Innovation	29,452	139,297	-	2022-2023

20

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2021, RID collected $220,374 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, fees of $36 were collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, CDSC fees of $21,349 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades.

21

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

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Notes to Financial Statements

June 30, 2021

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

The Fund may invest in securities issued by foreign companies through ADR and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and

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Notes to Financial Statements

June 30, 2021

supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying securities.

Foreign Securities

The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Real Estate Investment Trusts (“REITs”)

Real Estate Investment Trusts (REITs”) are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including money market funds and ETFs. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

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Notes to Financial Statements

June 30, 2021

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio manager’s judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. The investment models used to manage the Fund may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Currency Risk

The Fund may have exposure, directly or indirectly, to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies either directly or through portfolio investments, may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in securities that trade in and receive revenues in non-U.S. currencies, or in derivatives that provide exposure to non-U.S.currencies. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund’s investments in equity securities may include common stocks. Investing in such securities may expose the funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less

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Notes to Financial Statements

June 30, 2021

liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Funds’ portfolio turnover, which will increase the costs that a Fund incurs and lower a Funds’ performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, enhanced health screenings at ports of entry and elsewhere, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Markets generally have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing companies. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty and further developments could result in additional disruptions and uncertainty. These impacts have caused significant volatility in global financial markets, which have caused and may continue to cause losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The U.S. Federal Reserve has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The ultimate effects of these and other efforts that may be taken may not be known for some time, and it is not known whether and to what extent they will be successful.

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Notes to Financial Statements

June 30, 2021

In addition, COVID-19 has caused and may continue to cause employees and vendors at various businesses, including the Manager and other service providers, to work at external locations, and could cause extensive medical absences. Not all events that could affect the business of the Manager, or other service providers can be determined and addressed in advance. The impact of COVID-19 and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. The impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The impact of Brexit is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are currently being negotiated. The outcome of Brexit may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Sector Risk

The Fund’s investing approach may dictate an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one particular sector, industry, or sub-sector of the

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Notes to Financial Statements

June 30, 2021

market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates than to the value of shares of another fund that invests in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and underweighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing the sectors in which it is substantially over-weighted. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and

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Notes to Financial Statements

June 30, 2021

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$700,964	$-	$-	$-	$700,964

Total Borrowings	$700,964	$-	$-	$-	$700,964

Gross amount of recognized liabilities for securities lending transactions					$700,964

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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Notes to Financial Statements

June 30, 2021

The tax character of distributions paid were as follows:

	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary income*
R5 Class	$60,537	$41,867
Y Class	1,833,465	433,634
Investor Class	653,913	99,548
A Class	110,132	64,141
C Class	62,262	26,402
R6 Class**	4,449	-
Long-term capital gains
R5 Class	33,397	92,438
Y Class	1,103,640	957,401
Investor Class	536,169	219,788
A Class	114,389	141,614
C Class	65,344	67,955
R6 Class**	2,568	-

Total distributions paid	4,580,265	$2,144,788

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Class launched on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).

As of June 30, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$921,048,629	$313,539,275	$(27,449,084)	$286,090,191

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
ARK Transformational Innovation	$286,090,191	$54,698,363	$80,182,816	$-	$-	$420,971,370

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

As of June 30, 2021, the Fund did not have any permanent differences.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2021, the Fund did not have any capital loss carryforwards.

31

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
ARK Transformational Innovation	$1,012,069,198	$539,184,325

A summary of the Fund’s transactions in the USG Select Fund for the year ended June 30, 2021 were as follows:

Fund	Type of Transaction	June 30, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
ARK Transformational Innovation	Direct	$16,973,816	$628,026,634	$578,284,756	$66,715,694
ARK Transformational Innovation	Securities Lending	12,077,937	400,120,545	411,497,518	700,964

8.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience

32

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2021, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ARK Transformational Innovation	$37,098,963	$700,964	$36,079,654	$36,780,618

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2021, the Fund did not utilize this facility.

33

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2021

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	229,607	$9,277,755	211,399	$4,119,685
Reinvestment of dividends	1,904	93,934	7,013	134,305
Shares redeemed	(191,815)	(9,142,558)	(54,426)	(1,119,434)

Net increase in shares outstanding	39,696	$229,131	163,986	$3,134,556

	Y Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	16,983,545	$724,710,182	7,882,726	$165,768,592
Reinvestment of dividends	59,257	2,912,490	72,789	1,389,552
Shares redeemed	(9,959,892)	(424,799,825)	(1,650,988)	(33,215,198)

Net increase in shares outstanding	7,082,910	$302,822,847	6,304,527	$133,942,946

	Investor Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	11,229,000	$481,470,792	2,976,316	$65,972,944
Reinvestment of dividends	24,411	1,187,583	16,860	319,154
Shares redeemed	(6,921,933)	(298,851,937)	(932,039)	(19,565,829)

Net increase in shares outstanding	4,331,478	$183,806,438	2,061,137	$46,726,269

	A Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	1,387,839	$59,088,673	779,816	$16,042,273
Reinvestment of dividends	4,604	224,082	10,864	205,755
Shares redeemed	(515,576)	(21,852,317)	(121,725)	(2,378,018)

Net increase in shares outstanding	876,867	$37,460,438	668,955	$13,870,010

	C Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	607,818	$25,198,565	507,395	$10,499,828
Reinvestment of dividends	2,633	126,430	5,014	94,357
Shares redeemed	(220,811)	(9,488,816)	(47,542)	(978,256)

Net increase in shares outstanding	389,640	$15,836,179	464,867	$9,615,929

	R6 ClassA
	October 28, 2020 to June 30, 2021
ARK Transformational Innovation Fund	Shares	Amount
Shares sold	57,992	$2,613,011
Reinvestment of dividends	142	7,017
Shares redeemed	(11,524)	(539,076)

Net increase in shares outstanding	46,610	$2,080,952

A Class launched on October 28, 2020 and commenced operations on October 29, 2020 (Note 1).

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,						January 27, 2017B to June 30,

	2021		2020		2019	2018	2017

Net asset value, beginning of period	$27.41		$18.59		$18.60	$12.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.34	)E	(0.16	)C D	(0.29)	0.06	(0.03)
Net gains on investments (both realized and unrealized)	21.91		9.60		1.24	6.25	2.90

Total income (loss) from investment operations	21.57		9.44		0.95	6.31	2.87

Less distributions:
Dividends from net investment income	(0.07)		(0.03)		-	(0.09)	-
Distributions from net realized gains	(0.16)		(0.59)		(0.96)	(0.49)	-

Total distributions	(0.23)		(0.62)		(0.96)	(0.58)	-

Net asset value, end of period	$48.75		$27.41		$18.59	$18.60	$12.87

Total returnF	78.67%		52.22%		6.55%	49.76%	28.70	%G

Ratios and supplemental data:
Net assets, end of period	$16,943,552		$8,438,698		$2,674,638	$7,650,448	$3,603,636
Ratios to average net assets:
Expenses, before reimbursements	1.03%		1.24%		1.74%	4.74%	10.29	%H
Expenses, net of reimbursementsI	1.00%		1.00%		1.00%	1.02%	0.99	%H
Net investment (loss), before expense reimbursements	(0.87)%		(1.04)%		(1.42)%	(3.59)%	(10.01	)%H
Net investment income (loss), net of reimbursements	(0.84)%		(0.80)%		(0.68)%	0.14%	(0.70	)%H
Portfolio turnover rate	61%		28%		63%	59%	28	%J

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Per share amounts have been calculated using the average shares method.
D	Net investment income includes significant dividend payment from Xilinx, Inc. amounting to $0.0021.
E	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0114.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
J	Portfolio turnover rate is for the period from January 27, 2017 through June 30, 2017 and is not annualized.

See accompanying notes

35

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,						January 27, 2017A to June 30,

	2021		2020		2019	2018	2017

Net asset value, beginning of period	$27.31		$18.54		$18.57	$12.87	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.29	)D	(0.19	)B C	(0.06)	(0.02)	(0.03)
Net gains on investments (both realized and unrealized)	21.73		9.58		0.99	6.30	2.90

Total income (loss) from investment operations	21.44		9.39		0.93	6.28	2.87

Less distributions:
Dividends from net investment income	(0.06)		(0.03)		-	(0.09)	-
Distributions from net realized gains	(0.16)		(0.59)		(0.96)	(0.49)	-

Total distributions	(0.22)		(0.62)		(0.96)	(0.58)	-

Net asset value, end of period	$48.53		$27.31		$18.54	$18.57	$12.87

Total returnE	78.48%		52.09%		6.45%	49.52%	28.70	%F

Ratios and supplemental data:
Net assets, end of period	$735,669,845		$220,504,263		$32,822,832	$9,887,450	$153,410
Ratios to average net assets:
Expenses, before reimbursements	1.11%		1.26%		1.94%	4.84%	14.30	%G
Expenses, net of reimbursementsH	1.09%		1.10%		1.10%	1.12%	1.09	%G
Net investment (loss), before expense reimbursements	(0.95)%		(1.08)%		(1.62)%	(3.85)%	(14.01	)%G
Net investment (loss), net of reimbursements	(0.93)%		(0.92)%		(0.78)%	(0.13)%	(0.81	)%G
Portfolio turnover rate	61%		28%		63%	59%	28	%I

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Xilinx, Inc. amounting to $0.0042.
D	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0150.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Portfolio turnover rate is for the period from January 27, 2017 through June 30, 2017 and is not annualized.

See accompanying notes

36

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,							January 27, 2017A to June 30,

	2021		2020		2019	2018		2017

Net asset value, beginning of period	$27.05		$18.42		$18.51	$12.85		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.37	)D	(0.25	)B C	(0.17)	(0.06	)B	(0.02)
Net gains on investments (both realized and unrealized)	21.48		9.50		1.04	6.30		2.87

Total income (loss) from investment operations	21.11		9.25		0.87	6.24		2.85

Less distributions:
Dividends from net investment income	(0.02)		(0.03)		-	(0.09)		-
Distributions from net realized gains	(0.16)		(0.59)		(0.96)	(0.49)		-

Total distributions	(0.18)		(0.62)		(0.96)	(0.58)		-

Net asset value, end of period	$47.98		$27.05		$18.42	$18.51		$12.85

Total returnE	78.03%		51.66%		6.13%	49.28%		28.50	%F

Ratios and supplemental data:
Net assets, end of period	$331,002,394		$69,421,549		$9,310,932	$6,910,383		$1,083,835
Ratios to average net assets:
Expenses, before reimbursements	1.38%		1.52%		2.03%	4.96%		12.53	%G
Expenses, net of reimbursementsH	1.34%		1.38%		1.38%	1.40%		1.37	%G
Net investment (loss), before expense reimbursements	(1.21)%		(1.34)%		(1.71)%	(3.92)%		(12.37	)%G
Net investment (loss), net of reimbursements	(1.17)%		(1.19)%		(1.06)%	(0.36)%		(1.21	)%G
Portfolio turnover rate	61%		28%		63%	59%		28	%I

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Xilinx, Inc. amounting to $0.0063.
D	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0143.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Portfolio turnover rate is for the period from January 27, 2017 through June 30, 2017 and is not annualized.

See accompanying notes

37

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,				January 2, 2019A to June 30,

	2021		2020		2019

Net asset value, beginning of period	$27.05		$18.42		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.35	)C	(0.06	)B	(0.05)
Net gains on investments (both realized and unrealized)	21.46		9.31		3.75

Total income (loss) from investment operations	21.11		9.25		3.70

Less distributions:
Dividends from net investment income	(0.00	)D	(0.03)		-
Distributions from net realized gains	(0.16)		(0.59)		-

Total distributions	(0.16)		(0.62)		-

Net asset value, end of period	$48.00		$27.05		$18.42

Total returnE	78.03%		51.66%		25.14	%F

Ratios and supplemental data:
Net assets, end of period	$83,589,357		$23,391,480		$3,606,814
Ratios to average net assets:
Expenses, before reimbursements	1.37%		1.66%		2.31	%G
Expenses, net of reimbursementsH	1.37%		1.40%		1.40	%G
Net investment (loss), before expense reimbursements	(1.21)%		(1.47)%		(2.00	)%G
Net investment (loss), net of reimbursements	(1.21)%		(1.21)%		(1.09	)%G
Portfolio turnover rate	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes significant dividend payment from Xilinx, Inc. amounting to $(0.0608).
C	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0160.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

38

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,				January 2, 2019A to June 30,

	2021		2020		2019

Net asset value, beginning of period	$26.78		$18.35		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.61	)C	(0.09	)B	(0.10)
Net gains on investments (both realized and unrealized)	21.15		9.11		3.73

Total income (loss) from investment operations	20.54		9.02		3.63

Less distributions:
Distributions from net realized gains	(0.16)		(0.59)		-

Total distributions	(0.16)		(0.59)		-

Net asset value, end of period	$47.16		$26.78		$18.35

Total returnD	76.68%		50.54%		24.66	%E

Ratios and supplemental data:
Net assets, end of period	$44,900,174		$15,060,539		$1,790,079
Ratios to average net assets:
Expenses, before reimbursements	2.12%		2.31%		3.25	%F
Expenses, net of reimbursementsG	2.12%		2.15%		2.15	%F
Net investment (loss), before expense reimbursements	(1.96)%		(2.13)%		(2.94	)%F
Net investment (loss), net of reimbursements	(1.96)%		(1.97)%		(1.83	)%F
Portfolio turnover rate	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes significant dividend payment from Xilinx, Inc. amounting to $(0.0873).
C	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0154.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

39

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	October 28, 2020A to June 30, 2021
Net asset value, beginning of period	$36.25

Income from investment operations:
Net investment income (loss)	(0.14	)B
Net gains on investments (both realized and unrealized)	12.78

Total income from investment operations	12.64

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.16)

Total distributions	(0.22)

Net asset value, end of period	$48.67

Total returnC	34.86	%D

Ratios and supplemental data:
Net assets, end of period	$2,268,341
Ratios to average net assets:
Expenses, before reimbursements	1.22	%E
Expenses, net of reimbursementsF	0.95	%E
Net investment income (loss), before expense reimbursements	(1.05	)%E
Net investment income (loss), net of reimbursements	(0.78	)%E
Portfolio turnover rate	61	%D

A	Commencement of Operations.
B	Net investment income includes significant dividend payment from Novartis AG, ADR amounting to $0.0197.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

40

American Beacon ARK Transformational Innovation FundSM

Federal Tax Information

June 30, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

ARK Transformational Innovation	7.06%

Qualified Dividend Income:

ARK Transformational Innovation	10.63%

Long-Term Capital Gain Distributions:

ARK Transformational Innovation	$1,855,507

Short-Term Capital Gain Distributions:

ARK Transformational Innovation	$1,768,025

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

41

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon ARK Transformational Innovation Fund (“Fund”); and (2) the Investment Advisory Agreement among the Manager, ARK Investment Management LLC (the “subadvisor”), and the Trust, on behalf of the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager and the subadvisor

42

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

in rendering services to the Fund and their resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on January 27, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide an appropriate comparison for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a composite of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager and the Subadvisor from their Relationships with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Fund earning a profit for the Manager before the payment of distribution-related expenses and the Manager sustaining a loss after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition,

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Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board also considered the cost of services and profitability of the subadvisor.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the subadvisor were reasonable in light of the services performed by the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contain fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. The Board also noted the Manager’s representation that its relationship with the Trust provides cross-selling opportunities for products sponsored by the subadvisor for which the Fund’s distributor provides distribution services. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill. The Board noted that the Fund had a shorter term performance record, and evaluated the information provided.

44

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2020. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of the fee waiver and the Manager’s agreement to continue the fee waiver. In addition, information regarding subadvisor use of soft dollars was requested from the Manager and was considered by the Board. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund than in prior years.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) information provided by the subadvisor regarding the fee rate charged for managing an account in the same or a similar strategy as the subadvisor manages the Fund; (2) that the subadvisor is indirectly affiliated with the Manager; (3) information provided by the subadvisor regarding its profitability with respect to the services that it provides to the Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

45

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund*. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Eugene J. Duffy (66)***	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement**

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-2021); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

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Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (50)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer, American Beacon Select Funds (2010-2021); Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), Managing Director (2003-2009), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund 2021-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2021-2021).

* There are currently no series in the American Beacon Apollo Total Return Fund trust.

** As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

*** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

53

American Beacon ARK Transformational Innovation FundSM

Privacy Policy

June 30, 2021 (Unaudited)

The American Beacon Interval Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

54

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55

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56

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon ARK Transformational Innovation Fund are service marks of American Beacon Advisors, Inc.

AR 6/21

American Beacon®
FUNDS

2021 ANNUAL REPORT

June 30, 2021

SHAPIRO EQUITY OPPORTUNITIES FUND

SHAPIRO SMID CAP EQUITY FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

SHAPIRO 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SHAPIRO EQUITY OPPORTUNITIES FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SHAPIRO SMID CAP EQUITY FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2021 (Unaudited)

For the 12-month period ended June 30, 2021, equity markets were up significantly as investors looked beyond the COVID-19 pandemic and a tumultuous U.S. presidential election cycle. A long-anticipated vaccine to combat the novel coronavirus was released in the U.S. at the end of 2020, setting up strong performance for the domestic stock market. From a fiscal standpoint, Congress passed two additional coronavirus relief bills, one in December 2020 and another in March 2021, to help support the economy. In addition, the Federal Reserve remained accommodative throughout the period under review, which helped propel markets higher. While markets were generally positive, lingering uncertainties – including an uneven vaccine rollout, virus variants with higher transmissibility, supply chain constraints and, later in the period, inflation worries – led to some global volatility. Despite all the concerns, the MSCI® All Country World Index produced a 39.26% return for the period, as developed and emerging markets saw significant market appreciation.

In the U.S., the S&P 500 Index was up 40.79% and all of its 11 sectors produced positive returns for the period. The cyclical sectors – including Financials (up 61.77%), Industrials (up 51.45%), Energy (up 49.38%) and Materials (up 48.51%) – were the strongest performers. Defensive sectors, including Utilities (up 15.77%) and Consumer Staples (up 23.29%), did not rally as much in the risk-on period. From a style perspective, Value narrowly outpaced Growth as the Russell 3000® Value Index returned 45.40% versus the Russell 3000 Growth Index return of 42.99%. In terms of market capitalization, small-cap stocks significantly outperformed their larger-capitalization peers, evidenced by the Russell 2000® Index returning 62.03% compared to the Russell 1000® Index return of 43.07%.

International developed markets also ended the period higher as the MSCI EAFE Index was up 32.35%. In Europe, the top-performing countries were Austria and Sweden, represented by the MSCI Austria Index (up 70.89%) and the MSCI Sweden Index (up 53.85%), and the lagging countries were Portugal and Switzerland, represented by the MSCI Portugal Index (up 11.43%) and the MSCI Switzerland Index (up 24.33%). In Japan, equities produced moderate returns in comparison to other regions as the MSCI Japan Index returned 24.84%.

In the developing world, emerging markets performed well overall and the MSCI Emerging Market Index returned 40.90%. However, country dispersion was high. China, the largest country constituent, was up 27.39%, represented by the MSCI China Index, while Turkish equities struggled and the MSCI Turkey Index returned -13.01%. In contrast, Taiwan and South Korea were two of the best-performing markets as the MSCI Taiwan Index returned 70.46% and the MSCI Korea Index returned 66.20%.

2

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Shapiro Equity Opportunities Fund (the “Fund”) returned 80.85% for the twelve months ended June 30, 2021. The Fund outperformed the Russell 3000® Value Index (the “Index”) return of 45.40% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 Year	3 Year	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2021
R5 Class (1,3)	SHXIX	81.43%	18.10%	17.78%	$18,625
Y Class (1,3)	SHXYX	81.09%	17.95%	17.69%	$18,571
Investor Class (1,3)	SHXPX	80.85%	17.64%	17.34%	$18,359

Russell 3000® Index (2)		44.16%	18.73%	17.79%	$18,622
Russell 3000® Value Index (2)		45.40%	12.23%	11.22%	$14,976

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Prior to October 28, 2020, the Fund’s primary benchmark was the Russell 3000® Index. The Fund changed its primary benchmark to the Russell 3000 Value Index, because it more accurately reflects the Fund’s investment strategy. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the US equity market. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index and the Russell 3000® Value Index (each an “Index”) are trademarks of Frank Russell

3

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2021 (Unaudited)

Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro Equity Opportunities Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 0.98%, 1.10% and 2.21%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to stock selection. Most of the Fund’s outperformance related to security selection was attributed to holdings in the Communication Services, Consumer Discretionary, and Information Technology sectors. In the Communication Services sector, Lions Gate Entertainment Corp., Class B (up 160.1%) and ViacomCBS, Inc., Class B (up 273.9%) were the top contributors. In the Consumer Discretionary sector, Urban Outfitters, Inc. (up 186.8%) and General Motors Company (up 135.5%) added the most value. In the Information Technology sector, positions in FireEye, Inc. (up 84.6%) and Micron Technology, Inc. (up 69.4%) contributed to relative performance. The outperformance was slightly offset by security selection in the Health Care sector where Merck & Co., Inc. (up 3.2%) and Pfizer, Inc. (up 31.3%) were the largest detractors.

From a sector allocation perspective, a null weight to the Utilities sector (up 16.2%), the worst performing sector in the Index, added to the Fund’s relative performance. Overweighting the Consumer Discretionary sector (up 66.1%), the best performing sector in the Index, also contributed to the Fund’s performance. On the other hand, the Fund’s underweight allocation to the Financials sector (up 64.7%), which was the second-best performing sector within the Index, detracted from performance.

Looking forward, the Fund’s sub-advisor will continue to employ a team-based investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Micron Technology, Inc.		5.3
Lions Gate Entertainment Corp., Class B		5.2
Westinghouse Air Brake Technologies Corp.		5.1
Walgreens Boots Alliance, Inc.		4.9
Bank of America Corp.		4.8
Berkshire Hathaway, Inc., Class B		4.8
AT&T, Inc.		4.7
FireEye, Inc.		4.7
FedEx Corp.		4.6
Regions Financial Corp.		4.5

Total Fund Holdings	26

Sector Allocation (% Equities)
Consumer Discretionary		14.9
Financials		14.9
Materials		14.3
Communication Services		13.9
Information Technology		12.4
Industrials		10.1
Consumer Staples		9.1
Health Care		7.1
Energy		3.3

4

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon Shapiro SMID Cap Equity Fund (the “Fund”) returned 81.29% for the twelve months ended June 30, 2021. The Fund outperformed the Russell 2500® Value Index (the “Index”) return of 63.23% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 Year	3 Years	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2020
R5 Class (1,3)	SHDIX	81.91%	12.52%	13.58%	$16,226
Y Class (1,3)	SHDYX	81.60%	12.37%	13.46%	$16,160
Investor Class (1,3)	SHDPX	81.29%	12.09%	13.16%	$15,997

Russell 2500® Index (2)		57.79%	15.24%	15.94%	$17,535
Russell 2500® Value Index (2)		63.23%	10.60%	11.31%	$15,023

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Prior to October 28, 2020, the Fund’s primary benchmark was the Russell 2500® Index. The Fund changed its primary benchmark to the Russell 2500 Value Index, because it more accurately reflects the Fund’s investment strategy. The Russell 2500® Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value

5

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2021 (Unaudited)

oriented relative to the overall market as defined by Russell’s style methodology. The Russell 2500® Value Index and the Russell 2500® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro SMID Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 3.22%, 3.33% and 3.86%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to stock selection. Most of the Fund’s outperformance related to security selection was attributed to holdings in the Health Care, Financials, and Communication Services sectors. In the Health Care sector, Allscripts Healthcare Solutions, Inc. (up 165.2%) was the top contributor. In the Financials sector, positions in Cadence Bancorp (up 131.6%) and Regions Financial Corp. (up 82.2%) added the most value. In the Communication Services sector, positions in Lions Gate Entertainment Corp., Class B (up 161.6%) and AMC Networks, Inc., Class A. (up 149.8%) were the largest contributors during the period. The outperformance was partially offset by security selection in the Materials sector. Positions in Graphic Packaging Holding Co. (up 24.3%) and PQ Group Holdings, Inc. (up 19.4%) were the largest detractors to performance.

From a sector allocation perspective, overweighting the Communication Services sector (up 93.0%), the second-best performing sector in the Index, and the Materials sector (up 81.7%) added to performance. Additionally, a null weight to the Real Estate sector (up 42.2%) contributed to relative returns. Partially offsetting gains was an overweight allocation to the second-worst performer within the Index, Health Care (up 38.4%).

Looking forward, the Fund’s sub-advisor will continue to employ a team-oriented investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Lions Gate Entertainment Corp., Class B		6.3
Graphic Packaging Holding Co.		5.7
Ingredion, Inc.		5.3
Hanesbrands, Inc.		5.1
Cadence BanCorp		5.0
Carter’s, Inc.		5.0
Liberty Media Corp-Liberty Braves, Class C		5.0
PQ Group Holdings, Inc.		5.0
Westinghouse Air Brake Technologies Corp.		5.0
FireEye, Inc.		4.9

Total Fund Holdings	24

Sector Allocation (% Equities)
Materials		17.9
Communication Services		17.3
Consumer Discretionary		15.4
Health Care		13.7
Financials		10.0
Information Technology		8.9
Industrials		7.1
Consumer Staples		5.5
Energy		4.2

6

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon Shapiro Equity Opportunities Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,231.30	$4.37
Hypothetical**	$1,000.00	$1,020.88	$3.96
Y Class
Actual	$1,000.00	$1,230.30	$4.92
Hypothetical**	$1,000.00	$1,020.38	$4.46
Investor Class
Actual	$1,000.00	$1,229.40	$5.86
Hypothetical**	$1,000.00	$1,019.54	$5.31

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, and 1.06% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Shapiro SMID Cap Equity Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,259.40	$4.99
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,258.50	$5.54
Hypothetical**	$1,000.00	$1,019.89	$4.96
Investor Class
Actual	$1,000.00	$1,256.30	$6.60
Hypothetical**	$1,000.00	$1,018.94	$5.91

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, and 1.18% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

8

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and the Shareholders of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (two of the series constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for the years ended June 30, 2021, 2020 and 2019, and the period from September 12, 2017 (commencement of operations) through June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for the years ended June 30, 2021, 2020 and 2019, and the period from September 12, 2017 (commencement of operations) through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were no received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, MA

August 26, 2021

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

9

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 95.62%

Communication Services - 13.27%

Diversified Telecommunication Services - 4.66%
AT&T, Inc.	428,900	$12,343,742

Entertainment - 8.61%
Lions Gate Entertainment Corp., Class AA	24,200	500,940
Lions Gate Entertainment Corp., Class BA	749,800	13,721,340
Walt Disney Co.A	48,950	8,603,941

		22,826,221

Total Communication Services		35,169,963

Consumer Discretionary - 14.26%

Automobiles - 4.51%
General Motors Co.A	202,000	11,952,340

Hotels, Restaurants & Leisure - 1.48%
Starbucks Corp.	35,200	3,935,712

Specialty Retail - 4.30%
Urban Outfitters, Inc.A	276,500	11,397,330

Textiles, Apparel & Luxury Goods - 3.97%
Hanesbrands, Inc.	563,300	10,516,811

Total Consumer Discretionary		37,802,193

Consumer Staples - 8.73%

Beverages - 3.85%
Coca-Cola Co.	188,900	10,221,379

Food & Staples Retailing - 4.88%
Walgreens Boots Alliance, Inc.	245,800	12,931,538

Total Consumer Staples		23,152,917

Energy - 3.15%

Oil, Gas & Consumable Fuels - 3.15%
Devon Energy Corp.	286,130	8,352,135

Financials - 14.19%

Banks - 9.34%
Bank of America Corp.	308,500	12,719,455
Regions Financial Corp.	597,300	12,053,514

		24,772,969

Diversified Financial Services - 4.85%
Berkshire Hathaway, Inc., Class BA	46,220	12,845,462

Total Financials		37,618,431

Health Care - 6.82%

Pharmaceuticals - 6.82%
Merck & Co., Inc.	121,300	9,433,501
Organon & Co.A	10,720	324,387
Pfizer, Inc.	212,300	8,313,668

		18,071,556

Total Health Care		18,071,556

See accompanying notes

10

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 95.62% (continued)

Industrials - 9.70%

Air Freight & Logistics - 4.58%
FedEx Corp.	40,720	$12,147,998

Machinery - 5.12%
Westinghouse Air Brake Technologies Corp.	164,700	13,554,810

Total Industrials		25,702,808

Information Technology - 11.87%

Electronic Equipment, Instruments & Components - 1.87%
Corning, Inc.	121,500	4,969,350

Semiconductors & Semiconductor Equipment - 5.27%
Micron Technology, Inc.A	164,300	13,962,214

Software - 4.73%
FireEye, Inc.A	619,800	12,532,356

Total Information Technology		31,463,920

Materials - 13.63%

Chemicals - 9.17%
Axalta Coating Systems Ltd.A	380,000	11,586,200
DuPont de Nemours, Inc.	77,867	6,027,685
International Flavors & Fragrances, Inc.	44,841	6,699,245

		24,313,130

Containers & Packaging - 4.46%
Graphic Packaging Holding Co.	651,600	11,820,024

Total Materials		36,133,154

Total Common Stocks (Cost $207,778,588)		253,467,077

SHORT-TERM INVESTMENTS - 3.71% (Cost $9,827,019)

Investment Companies - 3.71%
American Beacon U.S. Government Money Market Select Fund, 0.01%B C	9,827,019	9,827,019

TOTAL INVESTMENTS - 99.33% (Cost $217,605,607)		263,294,096
OTHER ASSETS, NET OF LIABILITIES - 0.67%		1,765,113

TOTAL NET ASSETS - 100.00%		$265,059,209

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$253,467,077	$-	$-	$253,467,077
Short-Term Investments	9,827,019	-	-	9,827,019

Total Investments in Securities - Assets	$263,294,096	$-	$-	$263,294,096

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 96.55%

Communication Services - 16.68%

Entertainment - 16.68%
IMAX Corp.A	10,300	$221,450
Liberty Media Corp-Liberty Braves, Class CA B	36,100	1,002,497
Lions Gate Entertainment Corp., Class BA	68,700	1,257,210
Madison Square Garden Sports Corp.A	5,000	862,850

		3,344,007

Total Communication Services		3,344,007

Consumer Discretionary - 14.89%

Specialty Retail - 4.79%
Urban Outfitters, Inc.A	23,300	960,426

Textiles, Apparel & Luxury Goods - 10.10%
Carter’s, Inc.	9,700	1,000,749
Hanesbrands, Inc.	54,900	1,024,983

		2,025,732

Total Consumer Discretionary		2,986,158

Consumer Staples - 5.33%

Food Products - 5.33%
Ingredion, Inc.	11,800	1,067,900

Energy - 4.09%

Oil, Gas & Consumable Fuels - 4.09%
Devon Energy Corp.	28,084	819,772

Financials - 9.67%

Banks - 9.67%
Cadence BanCorp	48,400	1,010,592
Regions Financial Corp.	46,000	928,280

		1,938,872

Total Financials		1,938,872

Health Care - 13.18%

Health Care Equipment & Supplies - 9.20%
Ortho Clinical Diagnostics Holdings PLCA	44,100	944,181
Varex Imaging Corp.A	33,600	901,152

		1,845,333

Health Care Technology - 3.98%
Allscripts Healthcare Solutions, Inc.A	43,100	797,781

Total Health Care		2,643,114

Industrials - 6.80%

Aerospace & Defense - 1.79%
BWX Technologies, Inc.	6,200	360,344

Machinery - 5.01%
Westinghouse Air Brake Technologies Corp.	12,200	1,004,060

Total Industrials		1,364,404

See accompanying notes

12

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

COMMON STOCKS - 96.55% (continued)

Information Technology - 8.63%

Communications Equipment - 1.82%
Ciena Corp.A	6,400	$364,096

IT Services - 1.66%
GreenSky, Inc., Class AA	59,900	332,445

Semiconductors & Semiconductor Equipment - 0.24%
Entegris, Inc.	400	49,188

Software - 4.91%
FireEye, Inc.A	48,730	985,321

Total Information Technology		1,731,050

Materials - 17.28%

Chemicals - 9.43%
Axalta Coating Systems Ltd.A	29,000	884,210
PQ Group Holdings, Inc.	65,537	1,006,648

		1,890,858

Containers & Packaging - 5.71%
Graphic Packaging Holding Co.	63,100	1,144,634

Metals & Mining - 2.14%
Compass Minerals International, Inc.	7,230	428,450

Total Materials		3,463,942

Total Common Stocks (Cost $17,017,637)		19,359,219

SHORT-TERM INVESTMENTS - 0.86% (Cost $172,284)

Investment Companies - 0.86%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	172,284	172,284

TOTAL INVESTMENTS - 97.41% (Cost $17,189,921)		19,531,503
OTHER ASSETS, NET OF LIABILITIES - 2.59%		520,193

TOTAL NET ASSETS - 100.00%		$20,051,696

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

See accompanying notes

13

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$19,359,219	$-	$-	$19,359,219
Short-Term Investments	172,284	-	-	172,284

Total Investments in Securities - Assets	$19,531,503	$-	$-	$19,531,503

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$253,467,077	$19,359,219
Investments in affiliated securities, at fair value‡	9,827,019	172,284
Dividends and interest receivable	336,285	21,851
Receivable for investments sold	2,607,644	542,582
Receivable for fund shares sold	562,009	–
Receivable for expense reimbursement (Note 2)	9,542	25,367
Prepaid expenses	33,929	14,764

Total assets	266,843,505	20,136,067

Liabilities:
Payable for investments purchased	1,479,442	–
Payable for fund shares redeemed	57,307	2,058
Management and sub-advisory fees payable (Note 2)	144,104	13,878
Service fees payable (Note 2)	5,772	1,144
Transfer agent fees payable (Note 2)	14,628	955
Custody and fund accounting fees payable	18,618	13,904
Professional fees payable	51,800	50,447
Trustee fees payable (Note 2)	95	9
Payable for prospectus and shareholder reports	7,129	1,235
Other liabilities	5,401	741

Total liabilities	1,784,296	84,371

Net assets	$265,059,209	$20,051,696

Analysis of net assets:
Paid-in-capital	$214,823,155	$16,475,422
Total distributable earnings (deficits)A	50,236,054	3,576,274

Net assets	$265,059,209	$20,051,696

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	4,259,758	563,298

Y Class	10,442,542	642,185

Investor Class	1,149,193	266,014

Net assets:
R5 Class	$71,421,117	$7,711,085

Y Class	$174,605,529	$8,753,769

Investor Class	$19,032,563	$3,586,842

Net asset value, offering and redemption price per share:
R5 Class	$16.77	$13.69

Y Class	$16.72	$13.63

Investor Class	$16.56	$13.48

† Cost of investments in unaffiliated securities	$207,778,588	$17,017,637
‡ Cost of investments in affiliated securities	$9,827,019	$172,284

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

15

American Beacon FundsSM

Statements of Operations

For the year ended June 30, 2021

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$2,373,097	$175,189	A
Dividend income from affiliated securities (Note 2)	392	36
Income derived from securities lending (Note 8)	3,202	2,855

Total investment income	2,376,691	178,080

Expenses:
Management and sub-advisory fees (Note 2)	973,534	94,068
Transfer agent fees:
R5 Class (Note 2)	2,817	1,816
Y Class (Note 2)	76,366	2,968
Investor Class	1,368	1,294
Custody and fund accounting fees	45,068	36,285
Professional fees	71,967	72,258
Registration fees and expenses	53,355	47,549
Service fees (Note 2):
Investor Class	18,065	7,164
Prospectus and shareholder report expenses	8,042	4,782
Trustee fees (Note 2)	9,602	855
Loan expense (Note 8)	2,003	4,399
Other expenses	19,606	11,728

Total expenses	1,281,793	285,166

Net fees waived and expenses (reimbursed) (Note 2)	(93,703)	(163,331)

Net expenses	1,188,090	121,835

Net investment income	1,188,601	56,245

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	4,808,781	1,191,890
Commission recapture (Note 1)	43,249	8,563
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	63,757,540	4,181,492

Net gain from investments	68,609,570	5,381,945

Net increase in net assets resulting from operations	$69,798,171	$5,438,190

A Includes significant dividends of $32,467.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

16

American Beacon FundsSM

Statements of Changes in Net Assets

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$1,188,601	$1,028,353	$56,245	$25,435
Net realized gain from investments in unaffiliated securities, and commission recapture	4,852,030	2,523,791	1,200,453	203,251
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	63,757,540	(16,277,785)	4,181,492	(1,282,195)

Net increase (decrease) in net assets resulting from operations	69,798,171	(12,725,641)	5,438,190	(1,053,509)

Distributions to shareholders:
Total retained earnings:
R5 Class	(1,189,978)	(2,950,289)	(73,122)	(370,701)
Y Class	(1,203,956)	(1,902,194)	(1,790)	(24,212)
Investor Class	(34,178)	(35,837)	(14,982)	(82,175)

Net distributions to shareholders	(2,428,112)	(4,888,320)	(89,894)	(477,088)

Capital share transactions (Note 10):
Proceeds from sales of shares	138,636,360	5,448,119	14,050,621	92,937
Reinvestment of dividends and distributions	2,409,421	4,873,847	47,142	237,804
Cost of shares redeemed	(14,124,638)	(11,099,690)	(4,689,014)	(316,417)

Net increase (decrease) in net assets from capital share transactions	126,921,143	(777,724)	9,408,749	14,324

Net increase (decrease) in net assets	194,291,202	(18,391,685)	14,757,045	(1,516,273)

Net assets:
Beginning of period	70,768,007	89,159,692	5,294,651	6,810,924

End of period	$265,059,209	$70,768,007	$20,051,696	$5,294,651

See accompanying notes

17

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of June 30, 2021, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund’s performance and may increase costs related to a Fund’s use of derivatives.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

18

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”), an affiliate of the Manager pursuant to which each Fund has agreed to pay Shapiro an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Shapiro Equity Opportunities Fund

First $250 million	0.35%
Next $250 million	0.30%
Over $500 million	0.25%

Shapiro SMID Cap Equity Fund

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

The Management and Sub-Advisory Fees paid by the Funds for the year ended June 30, 2021 were as follows:

Shapiro Equity Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$487,121
Sub-Advisor Fees	0.35%	486,413

Total	0.70%	$973,534

Shapiro SMID Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$44,067
Sub-Advisor Fees	0.40%	50,001

Total	0.75%	$94,068

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended June 30, 2021, the Manager received securities lending fees of $347 and $330 for the securities lending activities of the Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor Class of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.375% of the average daily net assets attributable to the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$75,226
Shapiro SMID Cap Equity	4,401

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Notes to Financial Statements

June 30, 2021

As of June 30, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$13,600
Shapiro SMID Cap Equity	652

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	Shapiro Equity Opportunities	$9,827,019	$-	$-	$392	$9,827,019
U.S. Government Money Market Select	Direct	Shapiro SMID Cap Equity	172,284	-	-	36	172,284

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2021, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Shapiro Equity Opportunities	$5,297	$262	$5,559
Shapiro SMID Cap Equity	523	346	869

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2021, the Shapiro Equity Opportunities Fund borrowed on average $33,323 for 2 days at an average interest rate of 0.87% with interest charges of $2 and the Shapiro SMID Cap Equity Fund borrowed on average $1,103,869 for 2 days at an average interest rate of 0.83% with interest charges of $50. These amounts are recorded as “Other expenses” in the Statements of Operations.

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Notes to Financial Statements

June 30, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	7/1/2020 - 10/31/2020	11/1/2020 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses
Shapiro Equity Opportunities	R5	0.79%	0.79%	$38,423	$(1,463	)*	2023 - 2024
Shapiro Equity Opportunities	Y	0.89%	0.89%	45,919	-		2023 - 2024
Shapiro Equity Opportunities	Investor	1.17%	1.06%	9,361	-		2023 - 2024
Shapiro SMID Cap Equity	R5	0.89%	0.89%	82,207	(4,306	)*	2023 - 2024
Shapiro SMID Cap Equity	Y	0.99%	0.99%	54,877	-		2023 - 2024
Shapiro SMID Cap Equity	Investor	1.27%	1.18%	26,247	-		2023 - 2024

* These amounts represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $9,542 and $25,367 were disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at June 30, 2021 for the Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	$-	$-	$119,182	2020 - 2021
Shapiro Equity Opportunities	1,463	144,925	-	2021 - 2022
Shapiro Equity Opportunities	-	158,760	-	2022 - 2023
Shapiro SMID Cap Equity	3,184	-	115,858	2020 - 2021
Shapiro SMID Cap Equity	1,122	126,252	-	2021 - 2022
Shapiro SMID Cap Equity	-	145,928	-	2022 - 2023

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2021, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 29% for the Shapiro Equity Opportunities Fund and one account has been identified as representing an affiliated significant ownership of approximately 21% for the Shapiro SMID Cap Equity Fund.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

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June 30, 2021

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent

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Notes to Financial Statements

June 30, 2021

these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment companies, the Funds become a shareholder of that investment company. As a result, Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

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Notes to Financial Statements

June 30, 2021

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

The Funds focus on dividend-paying stocks could cause the Funds to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, the Funds may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Funds will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Funds’ NAV and total return when compared to other funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Funds’ volatility.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities

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Notes to Financial Statements

June 30, 2021

issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Adverse market events may also lead to increased shareholder redemptions, which could cause the Funds to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Funds’ portfolio turnover, which will increase the costs that the Funds incurs and lower a Funds’ performance. Even when securities markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When the Funds is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Funds invest in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When the Funds are non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

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Notes to Financial Statements

June 30, 2021

Other Investment Companies Risk

To the extent that the Funds invests in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses. If the Funds invests in other investment companies, the Funds may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Funds’ shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. To the extent the Funds invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, enhanced health screenings at ports of entry and elsewhere, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Markets generally have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing companies. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty and further developments could result in additional disruptions and uncertainty. These impacts have caused significant volatility in global financial markets, which have caused and may continue to cause losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The U.S. Federal Reserve has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The ultimate effects of these and other efforts that may be taken may not be known for some time, and it is not known whether and to what extent they will be successful. In addition, COVID-19 has caused and may continue to cause employees and vendors at various businesses, including the Manager and other service providers, to work at external locations, and could cause extensive medical absences. Not all events that could affect the business of the Manager, or other service providers can be determined and addressed in advance. The impact of COVID-19 and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. The impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more

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Notes to Financial Statements

June 30, 2021

restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The impact of Brexit is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are currently being negotiated. The outcome of Brexit may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of the Funds’ securities provide collateral either in the form of cash, which the Funds reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Funds will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Funds may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Funds could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Funds could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Funds’ collateral is inadequate. Although the Funds’ securities lending agent may indemnify the Funds against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Funds before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Funds receives from

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Notes to Financial Statements

June 30, 2021

the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more or less volatile than the market as a whole or a relative value approach may fail to produce the intended results. The portfolio managers’ assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by a sub-advisor. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary income*
R5 Class	$562,713	$2,227,652	$73,122	$165,368
Y Class	569,322	1,436,275	1,790	10,801
Investor Class	15,801	26,686	14,982	36,657
Long-term capital gains
R5 Class	627,265	722,637	-	205,333
Y Class	634,634	465,919	-	13,411
Investor Class	18,377	9,151	-	45,518

Total distributions paid	$2,428,112	$4,888,320	$89,894	$477,088

* For tax purposes, short-term capital gains are considered ordinary income distributions.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

As of June 30, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Shapiro Equity Opportunities	$222,418,365	$41,168,279	$(292,548)	$40,875,731
Shapiro SMID Cap Equity	17,206,636	2,526,317	(201,450)	2,324,867

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Shapiro Equity Opportunities	$40,875,731	$5,638,983	$3,723,556	$-	$(2,216)	$50,236,054
Shapiro SMID Cap Equity	2,324,867	700,971	553,003	-	(2,567)	3,576,274

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and organizational expenses.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

The Funds had no permanent differences as of June 30, 2021.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2021, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Shapiro Equity Opportunities	$157,093,129	$42,637,220
Shapiro SMID Cap Equity	16,394,631	7,486,094

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2021 were as follows:

Fund	Type of Transaction	June 30, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
Shapiro Equity Opportunities	Direct	$284,009	$130,345,439	$120,802,429	$9,827,019
Shapiro Equity Opportunities	Securities Lending	-	26,173,859	26,173,859	-
Shapiro SMID Cap Equity	Direct	69,818	16,495,739	16,393,273	172,284
Shapiro SMID Cap Equity	Securities Lending	75,500	15,883,928	15,959,428	-

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

The Funds did not have any securities on loan or hold any securities lending collateral as of the year ended June 30, 2021.

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”)

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2021, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	256,960	$3,957,915	237,120	$2,564,845
Reinvestment of dividends	90,424	1,189,978	254,403	2,935,816
Shares redeemed	(344,969)	(5,474,114)	(923,683)	(6,848,462)

Net increase (decrease) in shares outstanding	2,415	$(326,221)	(432,160)	$(1,347,801)

	Y Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	7,617,805	$115,368,852	271,716	$2,702,820
Reinvestment of dividends	90,271	1,185,265	164,978	1,902,194
Shares redeemed	(472,852)	(6,693,705)	(377,492)	(3,757,703)

Net increase in shares outstanding	7,235,224	$109,860,412	59,202	$847,311

	Investor Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,235,787	$19,309,593	18,019	$180,454
Reinvestment of dividends	2,627	34,178	3,127	35,837
Shares redeemed	(123,519)	(1,956,819)	(52,559)	(493,525)

Net increase (decrease) in shares outstanding	1,114,895	$17,386,952	(31,413)	$(277,234)

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

	R5 Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	100	$1,250	1,641	$15,879
Reinvestment of dividends	3,195	33,221	15,115	146,313
Shares redeemed	(1,180)	(15,709)	-	-

Net increase in shares outstanding	2,115	$18,762	16,756	$162,192

	Y Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	944,402	$11,828,025	548	$5,300
Reinvestment of dividends	35	364	1,736	16,765
Shares redeemed	(316,017)	(4,281,798)	(29,530)	(220,721)

Net increase (decrease) in shares outstanding	628,420	$7,546,591	(27,246)	$(198,656)

	Investor Class
	Year Ended June 30, 2021		Year Ended June 30, 2020
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	176,586	$2,221,346	8,136	$71,758
Reinvestment of dividends	1,321	13,557	7,792	74,726
Shares redeemed	(33,225)	(391,507)	(10,591)	(95,696)

Net increase in shares outstanding	144,682	$1,843,396	5,337	$50,788

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

35

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,			September 12, 2017B to June 30,

	2021	2020	2019	2018

Net asset value, beginning of period	$9.44	$11.28	$11.29	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.14	0.11	0.02
Net gains (losses) on investments (both realized and unrealized)	7.49	(1.36)	0.16	1.29

Total income (loss) from investment operations	7.61	(1.22)	0.27	1.31

Less distributions:
Dividends from net investment income	(0.05)	(0.11)	(0.07)	(0.02)
Distributions from net realized gains	(0.23)	(0.51)	(0.21)	(0.00	)C

Total distributions	(0.28)	(0.62)	(0.28)	(0.02)

Net asset value, end of period	$16.77	$9.44	$11.28	$11.29

Total returnD	81.43%	(11.84)%	2.97%	13.07	%E

Ratios and supplemental data:
Net assets, end of period	$71,421,117	$40,207,550	$52,917,588	$43,796,676
Ratios to average net assets:
Expenses, before reimbursements	0.86%	0.97%	0.98%	2.81	%F
Expenses, net of reimbursements	0.79%	0.79%	0.79%	0.79	%F
Net investment income (loss), before expense reimbursements	0.82%	1.11%	0.80%	(1.53	)%F
Net investment income, net of reimbursements	0.89%	1.29%	0.99%	0.49	%F
Portfolio turnover rate	31%	59%	54%	9	%G

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

36

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,			September 12, 2017A to June 30,

	2021	2020	2019	2018

Net asset value, beginning of period	$9.43	$11.28	$11.30	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.12	0.10	0.03
Net gains (losses) on investments (both realized and unrealized)	7.51	(1.35)	0.16	1.29

Total income (loss) from investment operations	7.57	(1.23)	0.26	1.32

Less distributions:
Dividends from net investment income	(0.05)	(0.11)	(0.07)	(0.02)
Distributions from net realized gains	(0.23)	(0.51)	(0.21)	(0.00	)B

Total distributions	(0.28)	(0.62)	(0.28)	(0.02)

Net asset value, end of period	$16.72	$9.43	$11.28	$11.30

Total returnC	81.09%	(11.92)%	2.88%	13.17	%D

Ratios and supplemental data:
Net assets, end of period	$174,605,529	$30,239,629	$35,505,884	$26,419,367
Ratios to average net assets:
Expenses, before reimbursements	0.95%	1.09%	1.06%	2.77	%E
Expenses, net of reimbursements	0.89%	0.89%	0.89%	0.89	%E
Net investment income (loss), before expense reimbursements	0.77%	0.99%	0.77%	(0.79	)%E
Net investment income, net of reimbursements	0.83%	1.19%	0.94%	1.09	%E
Portfolio turnover rate	31%	59%	54%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

37

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,			September 12, 2017A to June 30,

	2021	2020	2019	2018

Net asset value, beginning of period	$9.35	$11.20	$11.25	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.08	0.07	0.02
Net gains (losses) on investments (both realized and unrealized)	7.41	(1.34)	0.16	1.25

Total income (loss) from investment operations	7.49	(1.26)	0.23	1.27

Less distributions:
Dividends from net investment income	(0.05)	(0.08)	(0.07)	(0.02)
Distributions from net realized gains	(0.23)	(0.51)	(0.21)	(0.00	)B

Total distributions	(0.28)	(0.59)	(0.28)	(0.02)

Net asset value, end of period	$16.56	$9.35	$11.20	$11.25

Total returnC	80.85%	(12.20)%	2.62%	12.67	%D

Ratios and supplemental data:
Net assets, end of period	$19,032,563	$320,828	$736,220	$180,767
Ratios to average net assets:
Expenses, before reimbursements	1.26%	2.20%	2.57%	4.88	%E
Expenses, net of reimbursements	1.06%	1.17%	1.17%	1.17	%E
Net investment income (loss), before expense reimbursements	0.57%	(0.11)%	(0.74)%	(3.54	)%E
Net investment income, net of reimbursements	0.77%	0.92%	0.66%	0.17	%E
Portfolio turnover rate	31%	59%	54%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

38

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,				September 12, 2017B to June 30,

	2021		2020	2019	2018

Net asset value, beginning of period	$7.62		$9.72	$11.39	$10.00

Income (loss) from investment operations:
Net investment income	0.07	C	0.04	0.05	0.01
Net gains (losses) on investments (both realized and unrealized)	6.13		(1.46)	(0.97)	1.38

Total income (loss) from investment operations	6.20		(1.42)	(0.92)	1.39

Less distributions:
Dividends from net investment income	(0.00	)D	(0.05)	(0.04)	–
Distributions from net realized gains	(0.13)		(0.63)	(0.71)	–

Total distributions	(0.13)		(0.68)	(0.75)	–

Net asset value, end of period	$13.69		$7.62	$9.72	$11.39

Total returnE	81.91%		(16.09)%	(6.67)%	13.90	%F

Ratios and supplemental data:
Net assets, end of period	$7,711,085		$4,276,389	$5,293,291	$5,124,948
Ratios to average net assets:
Expenses, before reimbursements	2.24%		3.22%	2.84%	4.32	%G
Expenses, net of reimbursementsH	0.89%		0.90%	0.89%	0.89	%G
Net investment (loss), before expense reimbursements	(0.71)%		(1.84)%	(1.47)%	(3.34	)%G
Net investment income, net of reimbursements	0.64%		0.48%	0.48%	0.08	%G
Portfolio turnover rate	64%		48%	56%	22	%I

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

39

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,				September 12, 2017A to June 30,

	2021		2020	2019	2018

Net asset value, beginning of period	$7.60		$9.71	$11.39	$10.00

Income (loss) from investment operations:
Net investment income	0.04	B C	0.05	0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	6.12		(1.48)	(0.97)	1.38

Total income (loss) from investment operations	6.16		(1.43)	(0.93)	1.39

Less distributions:
Dividends from net investment income	(0.00	)D	(0.05)	(0.04)	–
Distributions from net realized gains	(0.13)		(0.63)	(0.71)	–

Total distributions	(0.13)		(0.68)	(0.75)	–

Net asset value, end of period	$13.63		$7.60	$9.71	$11.39

Total returnE	81.60%		(16.21)%	(6.76)%	13.90	%F

Ratios and supplemental data:
Net assets, end of period	$8,753,769		$104,553	$398,161	$215,795
Ratios to average net assets:
Expenses, before reimbursements	2.21%		3.33%	2.87%	5.69	%G
Expenses, net of reimbursementsH	0.99%		1.00%	0.99%	0.99	%G
Net investment (loss), before expense reimbursements	(0.94)%		(1.91)%	(1.47)%	(4.47	)%G
Net investment income, net of reimbursements	0.28%		0.42%	0.41%	0.22	%G
Portfolio turnover rate	64%		48%	56%	22	%I

A	Commencement of operations.
B	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412.
C	Per share amounts have been calculated using the average shares method.
D	Amount is less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

40

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,				September 12, 2017A to June 30,

	2021		2020	2019	2018

Net asset value, beginning of period	$7.53		$9.65	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	B	0.01	0.04	(0.01)
Net gains (losses) on investments (both realized and unrealized)	6.03		(1.45)	(1.00)	1.37

Total income (loss) from investment operations	6.08		(1.44)	(0.96)	1.36

Less distributions:
Dividends from net investment income	(0.00	)C	(0.05)	(0.04)	–
Distributions from net realized gains	(0.13)		(0.63)	(0.71)	–

Total distributions	(0.13)		(0.68)	(0.75)	–

Net asset value, end of period	$13.48		$7.53	$9.65	$11.36

Total returnD	81.29%		(16.43)%	(7.06)%	13.60	%E

Ratios and supplemental data:
Net assets, end of period	$3,586,842		$913,709	$1,119,472	$352,882
Ratios to average net assets:
Expenses, before reimbursements	2.59%		3.86%	3.87%	6.12	%F
Expenses, net of reimbursementsG	1.20%		1.28%	1.27%	1.27	%F
Net investment (loss), before expense reimbursements	(1.14)%		(2.49)%	(2.44)%	(5.09	)%F
Net investment income (loss), net of reimbursements	0.25%		0.09%	0.16%	(0.24	)%F
Portfolio turnover rate	64%		48%	56%	22	%H

A	Commencement of operations.
B	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
H	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

See accompanying notes

41

American Beacon FundsSM

Federal Tax Information

June 30, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Shapiro Equity Opportunities	100.00%
Shapiro SMID Cap Equity	62.23%

Qualified Dividend Income:

Shapiro Equity Opportunities	100.00%
Shapiro SMID Cap Equity	62.23%

Long-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$1,280,276
Shapiro SMID Cap Equity	-

Short-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$692,579
Shapiro SMID Cap Equity	88,376

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

42

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of: (1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Shapiro Equity Opportunities Fund (“Equity Opportunities Fund”) and the American Beacon Shapiro SMID Cap Equity Fund (“SMID Cap Fund”) (each, a “Fund” and collectively, the “Funds”); and (2) the Investment Advisory Agreement among the Manager, Shapiro Capital Management, LLC (the “subadvisor”), and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreement, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisor. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among

43

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisor for the Funds; (3) the costs incurred by the Manager and the subadvisor in rendering services to the Funds and their resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance since its inception on September 12, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of each Fund’s current and previous benchmark index and, with respect to the Equity Opportunities Fund, a composite of comparable investment accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager and the Subadvisor from their Relationships with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

44

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that the fee rate schedule for the Equity Opportunities Fund generally was favorable compared to other comparable accounts, and that the subadvisor does not manage any comparable client accounts with respect to the SMID Cap Fund. The Board also considered the cost of services and profitability of the subadvisor.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the subadvisor were reasonable in light of the services performed by the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill. The Board noted that the Funds had a shorter-term performance record and considered the information provided.

45

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro Equity Opportunities Fund

In considering the renewal of the Agreements for the Equity Opportunities Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the subadvisor’s representation that the fee rate charged to the Equity Opportunities Fund is lower than the fee rate schedule for the subadvisor’s separate account clients in the same strategy as the Equity Opportunities Fund; (2) that the subadvisor is an affiliate of the Manager; (3) information provided by the subadvisor regarding its profitability with respect to the services that it provides to the Equity Opportunities Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Equity Opportunities Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Equity Opportunities Fund.

46

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro SMID Cap Equity Fund

In considering the renewal of the Agreements for the SMID Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) that the subadvisor is an affiliate of the Manager; (2) information provided by the subadvisor indicating that it had incurred a loss with respect to the services that it provides to the SMID Cap Fund; (3) the subadvisor’s representation that it has no other comparable accounts in the same strategy with similar market cap constraints as the subadvisor manages the SMID Cap Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SMID Cap Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SMID Cap Fund.

47

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund*. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Eugene J. Duffy (66)***	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement**

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-2021); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President(2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President(2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President(2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICER (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (50)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer, American Beacon Select Funds (2010-2021); Vice President (2021 – Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICER (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), Managing Director (2003-2009), American Beacon Advisors, Inc.; Senior Vice President (2021 – Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICER (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICER (CONT.)	Term
One Year

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund 2021-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2021-2021).

* There are currently no series in the American Beacon Apollo Total Return Fund trust.

** As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

*** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

55

American Beacon FundsSM

Privacy Policy

June 30, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

56

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 6/21

American Beacon®
FUNDS

2021 ANNUAL REPORT

June 30, 2021

SSI ALTERNATIVE INCOME FUND

TWENTYFOUR SHORT TERM BOND FUND

TWENTYFOUR STRATEGIC INCOME FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual/semi-annual reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual reports by calling 1-866-345-594 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

SSI TWENTYFOUR 0621

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SSI ALTERNATIVE INCOME FUND

The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The Fund’s investments in high-yield securities, including restricted securities and floating rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR SHORT TERM BOND FUND

The Fund’s investments in debt securities entail interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high-yield securities (commonly referred to as “junk bonds”) is subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in derivative instruments, including forwards, futures, options, swaps and other instruments, involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. United Kingdom securities are subject to continued uncertainty and instability arising from the United Kingdom’s departure from the European Union. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR STRATEGIC INCOME FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The Fund’s investments in debt securities entail interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investments in high- yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. United Kingdom securities are subject to continued uncertainty and instability arising from the United Kingdom’s departure from the European Union. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, the 24-hour news cycle has continued to closely follow the COVID-19 pandemic, ongoing global vaccination efforts and the rise of the delta variant, U.S. stimulus and infrastructure spending, and the reopening of our nation’s businesses and schools. After months of seclusion and uncertainty, we can finally see the proverbial light at the end of a tunnel – and a path forward to potentially brighter days – even as we learn to navigate a world facing additional virus variants.

However, during challenging times such as we’ve all experienced since March 2020, the fear of loss can be a powerful emotion. And it can cause many individuals to make short-term investment decisions that have the potential to sink their long-term financial objectives. We encourage you to remain focused on achieving your long-term investment goals by working with financial professionals to develop a personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand crises. By staying the course, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for continuing your financial journey with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Bond Market Overview

June 30, 2021 (Unaudited)

The COVID-19 pandemic led investment trends over the past 12 months and, despite tremendous progress with treatment and vaccines, a potential resurgence caused by virus variants began dominating headlines at period end as economies experimented with reopening.

The 12-month period began on the heels of the novel coronavirus’ proliferation across the U.S. and as countries around the world shut down to slow its spread. The resulting economic contraction was the largest and fastest in modern economic history – more like a natural disaster than a conventional recession – with the 10-year U.S. Treasury yield declining below 0.50% and German bunds dropping below -0.60% (negative 0.60%). Surprisingly, it also proved to be the shortest-lasting contraction in modern history.

Propelled by unprecedented global monetary and fiscal reflation, the equity market recovery was already well underway when this reporting period began, and bond yields started turning up in late 2020. China’s real gross domestic product (“GDP”) was the first to return to pre-pandemic levels in October 2020. The U.S. was next in the second quarter of 2021, and Europe was close behind at period end.

During the recovery, government bond yields rose while corporate yields declined, causing credit spreads to narrow. The 10-year U.S. Treasury yield began the period at 0.65% and ended at 1.44%, for a total return of -5.9% (a loss of 5.9%). Globally, developed economies recovered more gradually than the U.S., resulting in a 1.2% total return for the Bloomberg Barclays Global Treasury Index in U.S. dollars.

Credit markets were the beneficiaries of low government bond yields and strong investor demand for income. Investment-grade corporate bonds in the Bloomberg Barclays U.S. Corporate Index returned 3.3% despite its yield only declining from 2.2% to 2.1% during the period. High-yield corporates outperformed with the Bloomberg Barclays U.S. High Yield Index producing a 15.4% total return as its yield declined from 7.0% to 4.6%. By comparison, the floating-rate Credit Suisse Leveraged Loan Index returned 11.7%, reflecting its lower duration. In general, issuers with lower credit ratings posted higher returns during the period. The investment-grade Bloomberg Barclays Global Corporate Index also performed well, returning 7.1%, with similar outperformance among lower-quality issuers.

Total returns from securitized issuers, including asset-backed, non-agency mortgages and commercial mortgages, were generally consistent with those in the corporate bond market on a duration-adjusted basis.

As the period drew to a close, markets were priced for global GDP to converge toward its pre-pandemic trend. Growth was expected to be stable and long-lasting, inflation was to be transitory, and the retreat from unprecedented policy stimulus was not expected to be turbulent. If there was any tilt to the bias in the outlook, it was that the world may run too hot, rather than too cold.

In addition, headlines were growing louder regarding the spread of the COVID-19 delta variant. Developed countries were generally better prepared given their higher vaccination rates, but developing and emerging economies were experiencing severe problems. As economies looked hopefully toward returning to normalcy during the summer months, many supporting countries in the supply chain were fighting the deadly virus anew. Above all else, the outcome of the delta variant, and potentially other deadly variants, will determine the course of markets and economies in the months ahead.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon SSI Alternative Income Fund (the “Fund”) returned 12.80% for the twelve-month period ending June 30, 2021, outperforming the ICE BofA 3-Month Treasury Bill Index (the “Index”) return of 0.09%.

Comparison of Changes in Value of a $10,000 Investment for the period 5/25/2012 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 Year	3 Year	5 Year	Since Inception 5/25/2012	Value of $10,000 05/25/2012- 06/30/2021
R5 Class (1,2,4)	SSIJX	13.22%	6.42%	5.44%	3.45%	$13,618
Y Class (1,4)	PSCIX	13.11%	6.37%	5.41%	3.44%	$13,599
Investor Class (1,4)	PSCAX	12.80%	6.11%	5.13%	3.19%	$13,302

ICE BofA 3-Month U.S. Treasury Bill Index (3)		0.09%	1.34%	1.17%	0.69%	$10,643

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016, 2019 and 2020. Performance prior to waiving fees was lower than actual returns shown for Fund inception to 2014 and for 2016 and 2019 through 2020. A portion of fees charged to the Y Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016, 2019 and 2020. Performance prior to waiving fees was lower than actual returns shown for Fund inception to 2014 and for 2016 and 2019 through 2020.

2.

Fund performance for the three year, five-year and since inception periods represents the total returns achieved by the Y Class from 5/25/12 up to 5/17/19, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Y Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 5/25/12. A portion of fees charged to the R5 Class of the Fund has been waived since R5 Class inception (May 17, 2019). Performance prior to waiving fees was lower than actual returns shown.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

3.

ICE BofA 3-Month U.S. Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 4.92%, 2.34% and 2.99%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The period began amid uncertainty surrounding the COVID-19 pandemic. Unprecedented monetary and fiscal stimulus was implemented to help support the economy and financial markets. Equity markets posted strong returns as progress was made against the pandemic and business conditions improved. As economic data improved, interest rates bounced off the record lows seen in the middle of 2020. The move higher in rates led to losses in U.S. Treasuries and other high-quality fixed-income markets. The convertible market was one of the best performing asset classes during the period, as convertibles issued by disruptive growth companies generated very large gains. As the recovery strengthened, convertibles from more cyclical areas, like travel and energy, contributed to gains as well.

The Fund demonstrated attractive risk-adjusted returns over the past 12 months as the Fund’s convertible bond strategy participated in the spread tightening in the credit markets. Income was also a source of return for the Fund during the period, derived from coupons, including holdings in the real estate investment trust industry, and trading gains from equity hedges were notable as well given underlying equity price volatility. Overall, the Fund’s returns were diversified across its holdings with no individual position having an extraordinary impact on performance. The period ended on a solid note with convertibles supported by favorable sentiment and strong new issuance. The convertible universe includes fundamentally attractive companies with strong credit profiles and favorable valuations.

The unique structure of convertibles is designed to offer significant participation if equity markets continue higher while potentially providing downside protection if a more adverse environment develops. Furthermore, the Fund’s strategy of actively hedging the equity exposure from its convertible bonds seeks to insulate the Fund from volatility while also providing opportunity for trading gains.

Top Ten Holdings (% Net Assets)
ProShares Short 20+ Year Treasury		2.7
MFA Financial, Inc., 6.250%, Due 6/15/2024		2.4
PennyMac Corp., 5.500%, Due 11/1/2024		2.1
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023		1.7
Enphase Energy, Inc., Due 3/1/2028		1.6
Granite Point Mortgage Trust, Inc., 5.625%, Due 12/1/2022		1.4
AMG Capital Trust, 5.150%, Due 10/15/2037		1.3
MGIC Investment Corp., 9.000%, Due 4/1/2063		1.3
Radius Health, Inc., 3.000%, Due 9/1/2024		1.2
Centennial Resource Production LLC, 3.250%, Due 4/1/2028		1.1

Total Fund Holdings	128

Industry Allocation (% Equities)
Mortgage Real Estate Investment Trusts (REITs)		22.9
Exchange-Traded Instruments		19.1
Diversified Financial Services		13.3
Equity Real Estate Investment Trusts (REITs)		7.5
Construction & Engineering		7.1
Technology Hardware, Storage & Peripherals		7.1
Capital Markets		5.9
Chemicals		5.9
Electric Utilities		3.9
Food Products		3.9
Professional Services		3.4

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

Industry Allocation (% Fixed Income)
REITS	15.1
Biotechnology	12.3
Software	11.8
Internet	11.2
Diversified Financial Services	4.7
Energy - Alternate Sources	4.0
Pharmaceuticals	3.9
Commercial Services	3.8
Computers	2.7
Oil & Gas	2.4
Leisure Time	2.3
Electronics	2.2
Lodging	2.1
Pipelines	2.0
Retail	1.8
Media	1.7
Food	1.6
Insurance	1.6
Telecommunications	1.3
Real Estate	1.3
Transportation	1.2
Electric	1.2
Auto Manufacturers	0.9
Home Builders	0.9
Health Care - Products	0.9
Trucking & Leasing	0.8
Auto Parts & Equipment	0.7
Semiconductors	0.7
Machinery - Construction & Mining	0.7
Aerospace/Defense	0.7
Airlines	0.6
Machinery - Diversified	0.6
Miscellaneous Manufacturing	0.3

American Beacon TwentyFour Short Term Bond FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Y Class of the American Beacon TwentyFour Short Term Bond Fund (the “Fund”) returned 4.21% for the twelve-month period ended June 30, 2021, outperforming the ICE BofA 1-3 Year U.S. Corporate Index (the “Index”) return of 1.85% for the same period.

Comparison of Changes in Value of a $100,000 Investment for the period 2/18/2020 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 year	Since Inception 02/18/2020	Value of $10,000 02/18/2020- 06/30/2021
Y Class (1)	TFBYX	4.21%	2.85%	$103,913
A without Sales Charge (1,2)	TFBAX	3.91%	2.56%	$103,506
A with Sales Charge (1,2)	TFBAX	1.35%	0.65%	$100,883
C without Sales Charge (1,3)	TFBCX	3.20%	1.75%	$102,390
C with Sales Charge (1,3)	TFBCX	2.20%	1.75%	$102,390
R6 Class (1)	TFBRX	4.31%	3.00%	$104,116

ICE BofA 1-3 Yr US Corporate Index (4)		1.85%	2.81%	$103,867

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 2.50%.

3.	The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index that tracks the performance of the U.S. dollar-denominated investment-grade public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year but less than three years remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. One cannot directly invest in an index.

American Beacon TwentyFour Short Term Bond FundSM

Performance Overview

June 30, 2021 (Unaudited)

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C and R6 Class shares were 1.46%, 1.76%, 2.51% and 1.36%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report

Following extreme market moves near the beginning of the period when the pandemic first hit, markets were much more orderly in the subsequent months as governments across the globe enacted aggressive stimulus measures to stabilize markets and economies. The corporate sector benefitted as credit markets re-opened and default estimates declined. The Financial sector, where the Fund held its largest overweight, benefitted from an improvement in credit profiles as loss estimates were manageable and reserves did not need to rise significantly. Many Financial issuers were already posting solid earnings results by period end as reserves were released.

Nearly all credit sectors contributed positively to the Fund’s performance. Asset-backed securities performed well as the residential mortgage market improved following rising home prices and historic-low mortgage refinancing rates. Industrial issuers improved as economies were beginning to re-open by period end. All positions denominated in local currencies, such as the euro and British pound sterling, were hedged back to the U.S. dollar.

The Fund’s weighted-average credit quality was investment grade throughout the period. The Fund’s holdings in below-investment-grade issuers outperformed as high-yield credit produced one of the highest returns among fixed-income sectors during the period. Conversely, rising government bond yields in early 2021 hurt the Fund’s performance as improving economies and rising inflation caused yields to increase. The Fund, however, held relatively little exposure to government issuers and the highest-quality investment grade bonds that were most adversely affected by rising yields. By period end, the Fund’s duration was slightly long of the Index as Treasury yields began to roll over.

Given the improvement in credit markets during the period, the Fund ended with a lower risk profile than it held earlier in the period. The Fund still favored hybrid issues in the Financial sector that would benefit from further improvement in the credit environment, however, it held positions with greater protection within the issuer’s capital structure. The Fund also sought to maintain relatively short maturities to protect the Fund from spread widening while generating a higher yield than that of the Index.

In such a low-yielding environment, the Fund’s challenge was to maximize income while protecting its investments from potential market volatility. At period end, the rapidly spreading COVID variant Delta may prove to be that source of uncertainty.

The sub-advisor’s investment process incorporates top-down asset allocation with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the strategy’s inception.

Top Ten Holdings (% Net Assets)
Ripon Mortgages PLC, 1.581%, Due 8/20/2056, 1X C1, (3-mo. GBP LIBOR + 1.500%)		4.7
U.S. Treasury Notes/Bonds, 1.750%, Due 7/31/2021		3.9
Rothesay Life PLC, 8.000%, Due 10/30/2025		3.2
Harben Finance PLC, 1.881%, Due 8/20/2056, 2017-1X D, (3-mo. GBP LIBOR + 1.800%)		3.1
Tower Bridge Funding PLC, 2.681%, Due 12/20/2061, 3 D, (3-mo. GBP LIBOR + 2.600%)		3.0
Nationwide Building Society, 5.875%, Due 12/20/2024, (5-Yr. UK Government Bond + 5.390%)		2.9
Phoenix Group Holdings PLC, 6.625%, Due 12/18/2025		2.4
Credit Agricole SA, 7.375%, Due 12/18/2023		2.3
HSBC Holdings PLC, 6.375%, Due 9/17/2024, (5-Yr. USD ICE Swap + 3.705%)		2.1
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024		2.1

Total Fund Holdings	56

American Beacon TwentyFour Short Term Bond FundSM

Performance Overview

June 30, 2021 (Unaudited)

Sector Allocation (% Fixed Income)
Financial	51.1
Collateralized Mortgage Obligations	11.1
Communications	8.0
Utilities	7.4
Consumer, Non-Cyclical	5.6
Industrial	5.0
Consumer, Cyclical	4.5
U.S. Treasury Obligations	4.1
Technology	3.2

Industry Allocation (% Fixed Income)
Insurance	24.6
Banks	19.5
Collateralized Mortgage Obligations	11.1
Telecommunications	8.0
Electric	5.9
Savings & Loans	4.4
U.S. Treasury Obligations	4.1
Transportation	2.9
Health Care - Services	2.5
Hand/Machine Tools	2.1
Software	2.1
Food	1.7
Entertainment	1.6
Distribution/Wholesale	1.5
Gas	1.5
Auto Parts & Equipment	1.4
Commercial Services	1.4
Diversified Financial Services	1.4
Real Estate	1.2
Computers	1.1

Country Allocation (% Investments)
United Kingdom	66.2
United States	11.9
Netherlands	4.0
France	3.9
Germany	3.4
Mexico	1.6
Australia	1.4
South Africa	1.4
Italy	1.3
Norway	1.3
Austria	1.2
Spain	1.2
Sweden	1.2

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

The Investor Class of the American Beacon TwentyFour Strategic Income Fund (the “Fund”) returned 10.67% for the twelve-month period ended June 30, 2021, outperforming the Bloomberg Barclays Global Aggregate Index (Hedged to USD) (the “Index”) return of 0.08%.

Comparison of Changes in Value of a $10,000 Investment for the period 4/03/2017 through 6/30/2021

Total Returns for the Period ended June 30, 2021

	Ticker	1 Year	3 Year	Since Inception 04/03/2017	Value of $10,000 04/03/2017- 06/30/2021
R5 Class (1,5)	TFGIX	11.06%	7.34%	6.63%	$13,130
Y Class (1,5)	TFGYX	11.00%	7.29%	6.57%	$13,099
Investor Class (1,5)	TFGPX	10.67%	6.99%	6.26%	$12,939
A without Sales Charge (1,2)	TFSAX	10.73%	7.03%	6.41%	$13,017
A with Sales Charge (1,2)	TFSAX	6.53%	5.69%	5.46%	$12,528
C without Sales Charge (1,3)	TFGCX	9.87%	6.32%	5.92%	$12,760
C with Sales Charge (1,3)	TFGCX	8.87%	6.32%	5.92%	$12,760

Bloomberg Barclays Global Aggregate Index (Hedged to USD) (4)		0.08%	4.59%	3.86%	$11,758
ICE BofA U.S. Dollar 3-Month LIBOR Constant Maturity Index (4)		0.25%	1.65%	1.59%	$10,691
Bloomberg Barclays Global Aggregate Index		2.63%	4.23%	3.89%	$11,758

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

Fund performance for the three-year and since inception periods represents the total returns achieved by the R5 Class from 4/3/17 up to 10/29/18, the inception date of the A Class. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 4/3/17. A Class shares have a maximum sales charge of 3.75%.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

3.

Fund performance for the three-year and since inception periods represents the total returns achieved by the R5 Class from 4/03/17 up to 10/29/18, the inception date of the C Class. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 4/03/17. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument. The Bloomberg Barclays Global Aggregate Index tracks the performance of global investment-grade debt, including treasury, government-related, corporate and securitized fixed-rate bonds, denominated in local currencies from developed and emerging markets issuers and hedged back to U.S. Dollars (USD). Securities must have at least one year until final maturity, or average life as applicable, and must meet minimum issue size criteria. Prior to October 28, 2020, the Fund’s secondary benchmark was the Bloomberg Barclays Global Aggregate Index unhedged to USD. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.02%, 1.10%, 1.43%, 1.35%, and 2.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Following extreme market moves early in the period when the pandemic first hit, markets recovered in the subsequent months as governments across the globe enacted aggressive stimulus measures to stabilize economies. Credit markets re-opened and default estimates declined as liquidity began to flow again. The Financial sector, the Fund’s largest overweight position, benefitted from an improvement in credit profiles as losses proved to be manageable. Many Financial issuers were already posting solid earnings results by period end.

The Fund’s overweight positions in the Financial sector, including banks and insurance companies, produced some of the highest returns during the period. In general, nearly all credit sectors contributed positively to performance as spreads narrowed to historic lows. The Fund ended the period with over 70% in corporate issues and nearly 12% in various asset-backed and securitized sectors. Positions denominated in local currencies, such as the euro and British pound sterling, continued to be hedged back to the U.S. dollar.

The Fund continued to favor hybrid issues in the Financial sector, including contingent convertibles, that benefitted from improving economic growth; however, the Fund rotated to positions with slightly more protection within the capital structure and maintained relatively short maturities to protect from spread widening.

The Fund’s holding in below-investment-grade issuers outperformed as high-yield credit produced one of the highest returns among fixed-income sectors during the period. Asset-backed securities and collateralized loan obligations also performed well as the residential mortgage market improved following rising home prices and historic-low mortgage rates. Industrials improved as economies re-opened and business activity gradually increased. Overall, the Fund maintained its focus on low volatility and high flexibility by concentrating risk exposures in the short end of the credit curves.

The most notable global development of the period was the vaccine rollout, which provided hope for an end to the pandemic and return to economic normalization. Following the improved outlook, government bond yields began to rise in early 2021 as higher inflation and employment confirmed the positive trends. The Fund’s government exposures were in very short maturity U.S. Treasuries that were not materially affected by higher rates. However, close attention will be paid to rhetoric from central bankers in the coming months as they contemplate the pace and timing of tapering and interest rate increases.

Offsetting the effects of rising rates, the Fund held a short duration of slightly over 3 years throughout the period as compared to over 7 years for the Index. Despite its lower duration, the Fund maintained a higher yield with overweight positions in the various credit sectors. The Fund’s higher yield and lower duration reflect a cautious outlook for interest rates and economic growth given the narrow credit spread environment, and they provide the Fund with flexibility to take advantage of markets should volatility return.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 0.125%, Due 5/31/2023		6.2
U.S. Treasury Notes/Bonds, 0.125%, Due 11/30/2022		5.1
U.S. Treasury Notes/Bonds, 0.125%, Due 4/30/2023		3.6
Pension Insurance Corp. PLC, 7.375%, Due 7/25/2029, (5-Yr. UK Government Bond + 6.658%)		1.4
Coventry Building Society, 6.875%, Due 9/18/2024, (5-Yr. UK Government Bond + 6.111%)		1.3
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDS		1.3
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5-Yr. UK Government Bond + 4.169%)		1.1
Bracken MidCo1 PLC, 8.875%, Due 10/15/2023, Cash (8.875%) or PIK (in-kind rate 9.648%)		1.0
HSBC Holdings PLC, 5.875%, Due 9/28/2026, (5-Yr. GBP Swap + 4.276%)		0.9
Nationwide Building Society, 5.875%, Due 12/20/2024, (5-Yr. UK Government Bond + 5.390%)		0.9

Total Fund Holdings	239

Industry Allocation (% Fixed Income)
Banks		21.6
U.S. Treasury Obligations		16.0
Asset-Backed Obligations		11.3
Insurance		9.9
Diversified Financial Services		4.6
Telecommunications		4.4
Real Estate		4.1
Savings & Loans		4.1
Oil & Gas		2.5
Chemicals		1.9
Commercial Services		1.6
Retail		1.3
Building Materials		1.2
Auto Parts & Equipment		1.1
Media		1.1
Home Builders		1.0
Food		0.9
Lodging		0.9
Transportation		0.9
Packaging & Containers		0.8
Pharmaceuticals		0.7
Aerospace/Defense		0.6
Agriculture		0.6
Foreign Sovereign Obligations		0.6
Pipelines		0.6
Airlines		0.5
Auto Manufacturers		0.5
Entertainment		0.5
Internet		0.5
Machinery - Diversified		0.5
Water		0.5
Electric		0.4
Coal		0.3
Collateralized Mortgage Obligations		0.3
Cosmetics/Personal Care		0.3
Energy - Alternate Sources		0.3
Leisure Time		0.3
Software		0.3
Miscellaneous Manufacturing		0.2
REITS		0.2
Advertising		0.1

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2021 (Unaudited)

Country Allocation (% Investments)
United States	25.6
United Kingdom	22.5
Ireland	8.6
Netherlands	5.9
France	4.4
China/Hong Kong	4.2
Spain	4.2
Italy	4.0
Mexico	2.9
Germany	2.3
Switzerland	1.8
Canada	1.6
Cayman Islands	1.6
Sweden	1.5
United Arab Emirates	1.3
Austria	1.1
Chile	1.1
Japan	0.9
Kuwait	0.7
India	0.6
Republic of Mauritius	0.6
Ukraine	0.6
Australia	0.5
Singapore	0.4
Brazil	0.3
Romania	0.3
Saudi Arabia	0.2
Belgium	0.1
British Virgin Islands	0.1
Morocco	0.1

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2021 (Unaudited)

American Beacon SSI Alternative Income Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,028.60	$9.51
Hypothetical**	$1,000.00	$1,015.42	$9.44
Y Class
Actual	$1,000.00	$1,028.60	$9.86
Hypothetical**	$1,000.00	$1,015.08	$9.79
Investor Class
Actual	$1,000.00	$1,026.80	$11.06
Hypothetical**	$1,000.00	$1,013.88	$10.99

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.89%, 1.96%, and 2.20% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Short Term Bond Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
Y Class
Actual	$1,000.00	$1,011.40	$2.79
Hypothetical**	$1,000.00	$1,022.02	$2.81
A Class
Actual	$1,000.00	$1,009.40	$4.33
Hypothetical**	$1,000.00	$1,020.48	$4.36
C Class
Actual	$1,000.00	$1,005.40	$8.06
Hypothetical**	$1,000.00	$1,016.76	$8.10
R6 Class
Actual	$1,000.00	$1,011.30	$2.34
Hypothetical	$1,000.00	$1,022.46	$2.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.56%, 0.87%, 1.62%, and 0.47% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Strategic Income Fund

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021-6/30/2021*
R5 Class
Actual	$1,000.00	$1,026.00	$3.62
Hypothetical**	$1,000.00	$1,021.22	$3.61
Y Class
Actual	$1,000.00	$1,027.00	$4.02
Hypothetical**	$1,000.00	$1,020.83	$4.01
Investor Class
Actual	$1,000.00	$1,024.40	$5.47
Hypothetical**	$1,000.00	$1,019.39	$5.46
A Class
Actual	$1,000.00	$1,024.80	$5.02
Hypothetical**	$1,000.00	$1,019.84	$5.01
C Class
Actual	$1,000.00	$1,021.30	$9.22
Hypothetical**	$1,000.00	$1,015.67	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.09%, 1.00%, and 1.84% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund (three of the series constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
American Beacon SSI Alternative Income Fund	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021

For the period May 20, 2019 (commencement of operations) through June 30, 2019 and for the each of the two years in the period ended June 30, 2021 for R5 Class

For the period April 1, 2019 through June 30, 2019 and for each of the two years in the period ended June 30, 2021 for Y Class and Investor Class

American Beacon TwentyFour Short Term Bond Fund	For the year ended June 30, 2021	For the period February 18, 2020 (commencement of operations) through June 30, 2020 and for the year ended June 30, 2021.	For the period February 18, 2020 (commencement of operations) through June 30, 2020 and for the year ended June 30, 2021.

American Beacon TwentyFour Strategic Income Fund	For the year ended June 30, 2021	For each of the two years in the period ended June 30, 2021	For each of the periods indicated therein

The financial statements of American Beacon SSI Alternative Income Fund as of March 31, 2019 and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, MA

August 26, 2021

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

SECURITIES HELD LONG - 99.44%

CONVERTIBLE PREFERRED STOCKS - 8.06%

Consumer Staples - 0.54%

Food Products - 0.54%
Bunge Ltd.A	6,113	$709,475

Financials - 1.33%

Capital Markets - 0.82%
Cowen, Inc., Series AA	680	1,070,607

Diversified Financial Services - 0.51%
Ready Capital Corp., 7.000%, Due 08/15/2023	24,242	667,624

Total Financials		1,738,231

Industrials - 1.46%

Construction & Engineering - 0.98%
Fluor Corp.A B	1,210	1,283,689

Professional Services - 0.48%
Clarivate PLC, Series A, 5.250%, Due 06/1/2024	5,950	619,990

Total Industrials		1,903,679

Information Technology - 0.99%

Technology Hardware, Storage & Peripherals - 0.99%
NCR Corp., Series A, 5.500%, PIK (In-kind rate 5.500%)A	767	1,291,436

Materials - 0.81%

Chemicals - 0.81%
Lyondellbasell Advanced Polymers, Inc.A	1,026	1,065,809

Real Estate - 2.39%

Diversified Financial Services - 1.34%
AMG Capital Trust, 5.150%, Due 10/15/2037C	30,669	1,752,120

Equity Real Estate Investment Trusts (REITs) - 1.05%
New York Community Capital Trust, 6.000%, Due 11/1/2051	26,325	1,368,604

Total Real Estate		3,120,724

Utilities - 0.54%

Electric Utilities - 0.54%
Algonquin Power & Utilities Corp., 7.750%, Due 06/15/2024	14,183	704,298

Total Convertible Preferred Stocks (Cost $9,524,430)		10,533,652

PREFERRED STOCKS - 3.19%

Financials - 3.19%

Mortgage Real Estate Investment Trusts (REITs) - 3.19%
AGNC Investment Corp., Series F, 6.125%, (3-mo. USD LIBOR + 4.697%)A D	27,357	685,293
Chimera Investment Corp., Series B, 8.000%, (3-mo. USD LIBOR + 5.791%)A D	31,683	823,441
MFA Financial, Inc., Series C, 6.500%, (3-mo. USD LIBOR + 5.345%)A D	44,065	1,042,578
New Residential Investment Corp., Series C, 6.375%, (3-mo. USD LIBOR + 4.969%)A D	42,711	1,025,064
New York Community Mortgage Trust, 6.000%, Due 11/1/2051	23,304	588,659

		4,165,035

Total Financials		4,165,035

Total Preferred Stocks (Cost $4,034,175)		4,165,035

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount	Fair Value

SECURITIES HELD LONG - 99.44% (continued)

CORPORATE OBLIGATIONS - 0.51% (Cost $703,550)

Consumer, Cyclical - 0.51%

Airlines - 0.51%
Spirit Airlines, Inc., 1.000%, Due 5/15/2026C	$698,000	$665,264

		665,264

CONVERTIBLE OBLIGATIONS - 76.10%

Communications - 8.68%

Internet - 6.14%
fuboTV, Inc., 3.250%, Due 2/15/2026B C	1,090,000	1,070,244
Groupon, Inc., 1.125%, Due 3/15/2026B C	695,000	649,391
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051B E	836,000	727,541
Magnite, Inc., 0.250%, Due 3/15/2026B C	1,472,000	1,312,877
Perficient, Inc., 1.250%, Due 8/1/2025B C	495,000	810,265
Q2 Holdings, Inc., 0.750%, Due 6/1/2026C	432,000	564,624
RealReal, Inc., 1.000%, Due 3/1/2028B C	694,000	636,745
Spotify USA, Inc., Due 3/15/2026B C F	1,099,000	1,028,664
Zillow Group, Inc., 2.750%, Due 5/15/2025C	625,000	1,232,422

		8,032,773

Media - 1.43%
Cable One, Inc., 1.125%, Due 3/15/2028B C	533,000	542,070
DISH Network Corp., 3.375%, Due 8/15/2026C	1,297,000	1,323,588

		1,865,658

Telecommunications - 1.11%
Infinera Corp., 2.125%, Due 9/1/2024C	522,000	638,375
Vonage Holdings Corp., 1.750%, Due 6/1/2024C	733,000	817,031

		1,455,406

Total Communications		11,353,837

Consumer, Cyclical - 5.75%

Auto Parts & Equipment - 0.61%
Meritor, Inc., 3.250%, Due 10/15/2037C E	754,000	800,220

Home Builders - 0.77%
Winnebago Industries, Inc., 1.500%, Due 4/1/2025C	785,000	1,006,272

Leisure Time - 1.93%
Callaway Golf Co., 2.750%, Due 5/1/2026C	572,000	1,165,807
Royal Caribbean Cruises Ltd., 4.250%, Due 6/15/2023B C	993,000	1,353,036

		2,518,843

Lodging - 0.92%
Marcus Corp., 5.000%, Due 9/15/2025B C	575,000	1,206,781

Retail - 1.52%
Burlington Stores, Inc., 2.250%, Due 4/15/2025C	610,000	969,138
Cheesecake Factory, Inc., 0.375%, Due 6/15/2026C	603,000	593,578
Vroom, Inc., 0.750%, Due 7/1/2026B C	404,000	417,332

		1,980,048

Total Consumer, Cyclical		7,512,164

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount	Fair Value

SECURITIES HELD LONG - 99.44% (continued)

CONVERTIBLE OBLIGATIONS - 76.10% (continued)

Consumer, Non-Cyclical - 18.68%

Biotechnology - 10.20%
Apellis Pharmaceuticals, Inc., 3.500%, Due 9/15/2026C	$373,000	$687,719
Avid SPV LLC, 1.250%, Due 3/15/2026B C	459,000	629,609
Bridgebio Pharma, Inc., 2.250%, Due 2/1/2029B C	1,494,000	1,442,716
Dynavax Technologies Corp., 2.500%, Due 5/15/2026B C	660,000	759,825
Exact Sciences Corp., 0.375%, Due 3/15/2027C	971,000	1,284,754
Gossamer Bio, Inc., 5.000%, Due 6/1/2027C	1,200,000	963,750
Halozyme Therapeutics, Inc., 0.250%, Due 3/1/2027B C	1,035,000	960,609
Innoviva, Inc., 2.125%, Due 1/15/2023C	993,000	1,009,136
Insmed, Inc., 0.750%, Due 6/1/2028C	969,000	1,065,294
Ionis Pharmaceuticals, Inc., 0.125%, Due 12/15/2024C	488,000	453,530
Ligand Pharmaceuticals, Inc., 0.750%, Due 5/15/2023C	945,000	933,957
Radius Health, Inc., 3.000%, Due 9/1/2024C	1,686,000	1,556,753
Theravance Biopharma, Inc., 3.250%, Due 11/1/2023C	679,000	643,353
Travere Therapeutics, Inc., 2.500%, Due 9/15/2025C	1,114,000	944,860

		13,335,865

Commercial Services - 3.13%
2U, Inc., 2.250%, Due 5/1/2025C	499,000	820,606
FTI Consulting, Inc., 2.000%, Due 8/15/2023C	545,000	777,715
Sabre GLBL, Inc., 4.000%, Due 4/15/2025C	697,000	1,268,540
Stride, Inc., 1.125%, Due 9/1/2027B C	1,322,000	1,224,436

		4,091,297

Food - 1.36%
Beyond Meat, Inc., Due 3/15/2027B C F	736,000	750,260
Chefs’ Warehouse, Inc., 1.875%, Due 12/1/2024C	997,000	1,034,387

		1,784,647

Health Care - Products - 0.75%
SmileDirectClub, Inc., Due 2/1/2026B C F	1,198,000	980,863

Pharmaceuticals - 3.24%
Coherus Biosciences, Inc., 1.500%, Due 4/15/2026C	720,000	735,901
Flexion Therapeutics, Inc., 3.375%, Due 5/1/2024C	1,505,000	1,351,120
Jazz Investments Ltd.,
1.500%, Due 8/15/2024C	703,000	771,658
2.000%, Due 6/15/2026	535,000	711,550
Zogenix, Inc., 2.750%, Due 10/1/2027B C	650,000	661,375

		4,231,604

Total Consumer, Non-Cyclical		24,424,276

Energy - 6.46%

Energy - Alternate Sources - 3.34%
Enphase Energy, Inc., Due 3/1/2028B C F	2,092,000	2,027,404
Sunnova Energy International, Inc., 0.250%, Due 12/1/2026B C	880,000	1,094,280
Sunrun, Inc., Due 2/1/2026B C F	1,395,000	1,247,688

		4,369,372

Oil & Gas - 2.01%
Centennial Resource Production LLC, 3.250%, Due 4/1/2028C	1,136,000	1,494,522
Helix Energy Solutions Group, Inc.,
4.125%, Due 9/15/2023C	412,000	409,167
6.750%, Due 2/15/2026C	588,000	716,537

		2,620,226

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount	Fair Value

SECURITIES HELD LONG - 99.44% (continued)

CONVERTIBLE OBLIGATIONS - 76.10% (continued)

Energy - 6.46% (continued)

Pipelines - 1.11%
Cheniere Energy, Inc., 4.250%, Due 3/15/2045C E	$1,725,000	$1,452,809

Total Energy		8,442,407

Financial - 18.05%

Diversified Financial Services - 3.08%
Coinbase Global, Inc., 0.500%, Due 6/1/2026B C	660,000	668,580
i3 Verticals LLC, 1.000%, Due 2/15/2025C	1,002,000	1,013,272
PRA Group, Inc., 3.500%, Due 6/1/2023C	973,000	1,044,759
WisdomTree Investments, Inc.,
4.250%, Due 6/15/2023B C	898,000	1,089,364
3.250%, Due 6/15/2026B	219,000	209,145

		4,025,120

Insurance - 1.34%
MGIC Investment Corp., 9.000%, Due 4/1/2063B	1,331,000	1,746,938

Real Estate - 1.04%
Realogy Group, 0.250%, Due 6/15/2026B C	596,000	600,301
Redfin Corp., 0.500%, Due 4/1/2027B C	772,000	761,578

		1,361,879

REITS - 12.59%
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023C	2,213,000	2,226,831
Granite Point Mortgage Trust, Inc.,
5.625%, Due 12/1/2022B C	1,928,000	1,878,595
6.375%, Due 10/1/2023C	1,320,000	1,283,700
iStar, Inc., 3.125%, Due 9/15/2022C	399,000	603,009
MFA Financial, Inc., 6.250%, Due 6/15/2024C	3,053,000	3,091,163
Pebblebrook Hotel Trust, 1.750%, Due 12/15/2026C	1,235,000	1,400,490
PennyMac Corp., 5.500%, Due 11/1/2024C	2,681,000	2,734,620
Redwood Trust, Inc., 5.625%, Due 7/15/2024C	958,000	984,345
RWT Holdings, Inc., 5.750%, Due 10/1/2025	719,000	725,327
Summit Hotel Properties, Inc., 1.500%, Due 2/15/2026C	614,000	632,727
Western Asset Mortgage Capital Corp., 6.750%, Due 10/1/2022C E	933,000	900,928

		16,461,735

Total Financial		23,595,672

Industrial - 4.87%

Aerospace/Defense - 0.58%
Kaman Corp., 3.250%, Due 5/1/2024C	719,000	758,572

Electronics - 1.82%
GoPro, Inc., 1.250%, Due 11/15/2025B C	474,000	663,348
II-VI, Inc., 0.250%, Due 9/1/2022C	536,000	845,272
OSI Systems, Inc., 1.250%, Due 9/1/2022C	825,000	875,572

		2,384,192

Machinery - Construction & Mining - 0.59%
Bloom Energy Corp., 2.500%, Due 8/15/2025B C	433,000	771,779

Machinery - Diversified - 0.48%
Middleby Corp., 1.000%, Due 9/1/2025B C	438,000	630,501

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount	Fair Value

SECURITIES HELD LONG - 99.44% (continued)

CONVERTIBLE OBLIGATIONS - 76.10% (continued)

Industrial - 4.87% (continued)

Miscellaneous Manufacturing - 0.22%
John Bean Technologies Corp., 0.250%, Due 5/15/2026B C	$265,000	$281,165

Transportation - 0.53%
Air Transport Services Group, Inc., 1.125%, Due 10/15/2024C	677,000	686,343

Trucking & Leasing - 0.65%
Greenbrier Cos., Inc., 2.875%, Due 4/15/2028B C	820,000	855,670

Total Industrial		6,368,222

Technology - 12.60%

Computers - 2.23%
Lumentum Holdings, Inc., 0.500%, Due 12/15/2026C	756,000	815,573
Mitek Systems, Inc., 0.750%, Due 2/1/2026B C	621,000	709,120
Vocera Communications, Inc., 0.500%, Due 9/15/2026B C	1,469,000	1,388,205

		2,912,898

Semiconductors - 0.59%
MACOM Technology Solutions Holdings, Inc., 0.250%, Due 3/15/2026B C	735,000	772,209

Software - 9.78%
8x8, Inc., 0.500%, Due 2/1/2024C	626,000	775,110
Avaya Holdings Corp., 2.250%, Due 6/15/2023C	570,000	665,475
Bentley Systems, Inc., 0.375%, Due 7/1/2027B	655,000	671,375
Ceridian HCM Holding, Inc., 0.250%, Due 3/15/2026B C	601,000	600,624
Envestnet, Inc., 1.750%, Due 6/1/2023C	551,000	674,631
Everbridge, Inc., 0.125%, Due 12/15/2024C	424,000	578,495
Fastly, Inc., Due 3/15/2026B C F	1,484,000	1,382,346
J2 Global, Inc., 1.750%, Due 11/1/2026B C	561,000	714,938
MicroStrategy, Inc., Due 2/15/2027B C F	1,489,000	1,110,794
New Relic, Inc., 0.500%, Due 5/1/2023C	1,263,000	1,246,455
Progress Software Corp., 1.000%, Due 4/15/2026B C	732,000	739,739
Splunk, Inc., 1.125%, Due 6/15/2027C	1,104,000	1,075,710
Tabula Rasa HealthCare, Inc., 1.750%, Due 2/15/2026C	638,000	653,184
Verint Systems, Inc., 0.250%, Due 4/15/2026B C	828,000	811,892
Workiva, Inc., 1.125%, Due 8/15/2026C	711,000	1,082,237

		12,783,005

Total Technology		16,468,112

Utilities - 1.01%

Electric - 1.01%
NRG Energy, Inc., 2.750%, Due 6/1/2048C E	1,139,000	1,323,518

Total Convertible Obligations (Cost $93,304,079)		99,488,208

FOREIGN CONVERTIBLE OBLIGATIONS - 6.66%

Communications - 3.19%

Internet - 3.19%
21Vianet Group, Inc., Due 2/1/2026B C F	1,213,000	1,042,574
iQIYI, Inc., 2.000%, Due 4/1/2025C	1,227,000	1,143,204
JOYY, Inc., 1.375%, Due 6/15/2026C	619,000	613,584
Momo, Inc., 1.250%, Due 7/1/2025C	1,548,000	1,376,752

		4,176,114

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount	Fair Value

SECURITIES HELD LONG - 99.44% (continued)

FOREIGN CONVERTIBLE OBLIGATIONS - 6.66% (continued)

Consumer, Cyclical - 1.59%

Auto Manufacturers - 0.77%
NIO, Inc., Due 2/1/2026B C F	$1,076,000	$1,010,364

Lodging - 0.82%
Huazhu Group Ltd., 3.000%, Due 5/1/2026B C	742,000	1,069,871

Energy - 0.53%

Pipelines - 0.53%
Golar LNG Ltd., 2.750%, Due 2/15/2022	700,000	693,875

Financial - 0.84%

Financial Services - 0.84%
Encore Capital Europe Finance Ltd., 4.500%, Due 9/1/2023C	874,000	1,095,468

Industrial - 0.51%

Transportation - 0.51%
SFL Corp. Ltd., 4.875%, Due 5/1/2023C	693,000	661,815

Total Foreign Convertible Obligations (Cost $8,420,846)		8,707,507

	Shares

EXCHANGE-TRADED INSTRUMENTS - 2.65% (Cost $3,589,519)

Exchange-Traded Funds - 2.65%
ProShares Short 20+ Year Treasury	205,613	3,470,748

SHORT-TERM INVESTMENTS - 2.27% (Cost $2,971,598)

Investment Companies - 2.27%
American Beacon U.S. Government Money Market Select Fund, 0.01%G H	2,971,598	2,971,598

TOTAL SECURITIES HELD LONG (Cost $122,548,197)		130,002,012

SECURITIES SOLD SHORT - (31.45%)

COMMON STOCKS - (31.45%)

Communication Services - (2.78%)

Entertainment - (0.95%)
iQIYI, Inc., ADRI	(10,287)	(160,271)
Marcus Corp.I	(38,531)	(817,243)
Spotify Technology SAI	(952)	(262,362)

		(1,239,876)

Interactive Media & Services - (1.09%)
fuboTV, Inc.I	(6,202)	(199,146)
JOYY, Inc., ADR	(3,608)	(238,020)
TripAdvisor, Inc.I	(4,807)	(193,722)
Zillow Group, Inc., Class CI	(6,529)	(797,974)

		(1,428,862)

Media - (0.74%)
Cable One, Inc.	(133)	(254,404)
DISH Network Corp., Class AI	(10,584)	(442,411)
Magnite, Inc.I	(8,079)	(273,393)

		(970,208)

Total Communication Services		(3,638,946)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

SECURITIES SOLD SHORT - (31.45%) (continued)

COMMON STOCKS - (31.45%) (continued)

Consumer Discretionary - (4.51%)

Automobiles - (0.61%)
NIO, Inc., ADRI	(4,692)	$(249,615)
Winnebago Industries, Inc.	(8,125)	(552,175)

		(801,790)

Diversified Consumer Services - (0.68%)
2U, Inc.I	(11,576)	(482,372)
Stride, Inc.I	(12,465)	(400,500)

		(882,872)

Hotels, Restaurants & Leisure - (1.29%)
Cheesecake Factory, Inc.I	(3,457)	(187,300)
Huazhu Group Ltd., ADRI	(14,162)	(747,895)
Royal Caribbean Cruises Ltd.I	(8,802)	(750,635)

		(1,685,830)

Household Durables - (0.35%)
GoPro, Inc., Class AI	(39,105)	(455,573)

Internet & Direct Marketing Retail - (0.32%)
Groupon, Inc.I	(4,534)	(195,687)
RealReal, Inc.I	(11,330)	(223,881)

		(419,568)

Leisure Products - (0.62%)
Callaway Golf Co.	(24,065)	(811,713)

Specialty Retail - (0.64%)
Burlington Stores, Inc.I	(2,079)	(669,417)
Vroom, Inc.I	(3,974)	(166,352)

		(835,769)

Total Consumer Discretionary		(5,893,115)

Consumer Staples - (0.71%)

Food & Staples Retailing - (0.29%)
Chefs’ Warehouse, Inc.I	(12,163)	(387,149)

Food Products - (0.42%)
Beyond Meat, Inc.I	(1,756)	(276,552)
Bunge Ltd.	(3,439)	(268,758)

		(545,310)

Total Consumer Staples		(932,459)

Energy - (1.08%)

Energy Equipment & Services - (0.30%)
Helix Energy Solutions Group, Inc.I	(67,962)	(388,063)

Oil, Gas & Consumable Fuels - (0.78%)
Centennial Resource Development, Inc., Class AI	(126,034)	(854,511)
Cheniere Energy, Inc.I	(599)	(51,957)
SFL Corp. Ltd.	(14,653)	(112,095)

		(1,018,563)

Total Energy		(1,406,626)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

SECURITIES SOLD SHORT - (31.45%) (continued)

COMMON STOCKS - (31.45%) (continued)

Financials - (2.31%)

Capital Markets - (1.63%)
Affiliated Managers Group, Inc.	(2,392)	$(368,870)
Coinbase Global, Inc., Class AI	(605)	(153,247)
Cowen, Inc., Class A	(26,218)	(1,076,249)
WisdomTree Investments, Inc.	(85,901)	(532,586)

		(2,130,952)

Consumer Finance - (0.68%)
Encore Capital Group, Inc.I	(12,717)	(602,659)
PRA Group, Inc.I	(7,552)	(290,525)

		(893,184)

Total Financials		(3,024,136)

Health Care - (5.31%)

Biotechnology - (3.55%)
Apellis Pharmaceuticals, Inc.I	(7,351)	(464,583)
Avid Bioservices, Inc.I	(14,405)	(369,488)
Bridgebio Pharma, Inc.I	(8,865)	(540,410)
Coherus Biosciences, Inc.I	(22,709)	(314,066)
Dynavax Technologies Corp.I	(42,240)	(416,064)
Exact Sciences Corp.I	(5,219)	(648,774)
Flexion Therapeutics, Inc.I	(8,428)	(69,362)
Gossamer Bio, Inc.I	(53,640)	(435,557)
Halozyme Therapeutics, Inc.I	(6,707)	(304,565)
Insmed, Inc.I	(19,380)	(551,555)
Ionis Pharmaceuticals, Inc.I	(1,952)	(77,865)
Ligand Pharmaceuticals, Inc.I	(992)	(130,141)
Radius Health, Inc.I	(9,694)	(176,819)
Travere Therapeutics, Inc.I	(10,126)	(147,738)

		(4,646,987)

Health Care Equipment & Supplies - (0.21%)
SmileDirectClub, Inc.I	(31,507)	(273,481)

Health Care Technology - (0.58%)
Tabula Rasa HealthCare, Inc.I	(5,077)	(253,850)
Vocera Communications, Inc.I	(12,656)	(504,341)

		(758,191)

Pharmaceuticals - (0.97%)
Innoviva, Inc.I	(13,580)	(182,108)
Jazz Pharmaceuticals PLCI	(3,760)	(667,926)
Theravance Biopharma, Inc.I	(5,937)	(86,205)
Zogenix, Inc.I	(18,980)	(327,975)

		(1,264,214)

Total Health Care		(6,942,873)

Industrials - (3.32%)

Aerospace & Defense - (0.21%)
Kaman Corp.	(5,513)	(277,855)

Air Freight & Logistics - (0.21%)
Air Transport Services Group, Inc.I	(11,712)	(272,070)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

SECURITIES SOLD SHORT - (31.45%) (continued)

COMMON STOCKS - (31.45%) (continued)

Industrials - (3.32%) (continued)

Airlines - (0.19%)
Spirit Airlines, Inc.I	(7,978)	$(242,850)

Construction & Engineering - (0.41%)
Fluor Corp.I	(29,920)	(529,584)

Electrical Equipment - (0.63%)
Bloom Energy Corp., Class AI	(19,494)	(523,804)
Sunrun, Inc.I	(5,347)	(298,256)

		(822,060)

Machinery - (0.89%)
Greenbrier Cos., Inc.	(9,389)	(409,173)
John Bean Technologies Corp.	(839)	(119,658)
Meritor, Inc.I	(7,755)	(181,622)
Middleby Corp.I	(2,628)	(455,327)

		(1,165,780)

Professional Services - (0.78%)
Clarivate PLCI	(15,866)	(436,791)
FTI Consulting, Inc.I	(4,293)	(586,467)

		(1,023,258)

Total Industrials		(4,333,457)

Information Technology - (8.76%)

Communications Equipment - (0.50%)
Infinera Corp.I	(27,537)	(280,877)
Lumentum Holdings, Inc.I	(4,569)	(374,795)

		(655,672)

Electronic Equipment, Instruments & Components - (0.72%)
II-VI, Inc.I	(8,578)	(622,677)
OSI Systems, Inc.I	(3,114)	(316,507)

		(939,184)

IT Services - (1.86%)
21Vianet Group, Inc., ADRI	(7,807)	(179,171)
Fastly, Inc., Class AI	(7,123)	(424,531)
I3 Verticals, Inc., Class AI	(14,309)	(432,418)
Perficient, Inc.I	(7,286)	(585,940)
Sabre Corp.I	(65,295)	(814,881)

		(2,436,941)

Semiconductors & Semiconductor Equipment - (0.78%)
Enphase Energy, Inc.I	(3,853)	(707,527)
MACOM Technology Solutions Holdings, Inc.I	(4,792)	(307,071)

		(1,014,598)

Software - (4.32%)
8x8, Inc.I	(16,025)	(444,854)
Avaya Holdings Corp.I	(12,521)	(336,815)
Bentley Systems, Inc., Class B	(4,366)	(282,829)
Ceridian HCM Holding, Inc.I	(2,444)	(234,428)
Envestnet, Inc.I	(4,175)	(316,715)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

	Shares	Fair Value

SECURITIES SOLD SHORT - (31.45%) (continued)

COMMON STOCKS - (31.45%) (continued)

Information Technology - (8.76%) (continued)

Software - (4.32%) (continued)
Everbridge, Inc.I	(2,282)	$(310,535)
J2 Global, Inc.I	(3,086)	(424,479)
MicroStrategy, Inc., Class AI	(515)	(342,218)
Mitek Systems, Inc.I	(16,945)	(326,361)
New Relic, Inc.I	(2,408)	(161,264)
Progress Software Corp.	(6,344)	(293,410)
Q2 Holdings, Inc.I	(3,703)	(379,854)
Splunk, Inc.I	(1,811)	(261,834)
Verint Systems, Inc.I	(7,742)	(348,932)
Vonage Holdings Corp.I	(20,564)	(296,327)
Workiva, Inc.I	(7,969)	(887,189)

		(5,648,044)

Technology Hardware, Storage & Peripherals - (0.58%)
NCR Corp.I	(16,634)	(758,677)

Total Information Technology		(11,453,116)

Real Estate - (1.54%)

Equity Real Estate Investment Trusts (REITs) - (1.14%)
iStar, Inc.	(22,761)	(471,835)
Pebblebrook Hotel Trust	(32,521)	(765,870)
Summit Hotel Properties, Inc.I	(27,254)	(254,280)

		(1,491,985)

Real Estate Management & Development - (0.40%)
Realogy Holdings Corp.I	(12,198)	(222,247)
Redfin Corp.I	(4,809)	(304,939)

		(527,186)

Total Real Estate		(2,019,171)

Utilities - (1.13%)

Electric Utilities - (0.38%)
NRG Energy, Inc.	(12,395)	(499,519)

Independent Power & Renewable Electricity Producers - (0.44%)
Sunnova Energy International, Inc.I	(15,065)	(567,348)

Multi-Utilities - (0.31%)
Algonquin Power & Utilities Corp.	(27,555)	(410,018)

Total Utilities		(1,476,885)

TOTAL COMMON STOCKS (Proceeds $(35,073,257))		(41,120,784)

TOTAL SECURITIES SOLD SHORT (Proceeds $(35,073,257))		(41,120,784)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 99.44% (Cost $122,548,197)		130,002,012
TOTAL WRITTEN OPTIONS CONTRACTS - (0.21%) (Premiums Received $(324,222))		(271,270)
TOTAL SECURITIES SOLD SHORT - (31.45%) (Proceeds $(35,073,257))		(41,120,784)
OTHER ASSETS, NET OF LIABILITIES - 32.22%		42,123,449

NET ASSETS - 100.00%		$130,733,407

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

A A type of Preferred Stock that has no maturity date.

B Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $44,998,715 or 34.42% of net assets. The Fund has no right to demand registration of these securities.

C This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $105,127,348 or 80.41% of net assets.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2021.

E Callable security.

F Zero coupon bond.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

I Non-income producing security.

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Written Options Contracts Open on June 30, 2021:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - 2U, Inc.	CCP	37.50	7/16/2021	USD	35	3,500	$(13,929)	$(15,575)	$(1,646)
Call - Avid Bioservices, Inc.	CCP	25.00	7/16/2021	USD	43	4,300	(5,672)	(6,020)	(348)
Call - Beyond Meat, Inc.	CCP	150.00	7/16/2021	USD	7	700	(8,526)	(8,050)	476
Call - Exact Sciences Corp.	CCP	115.00	7/16/2021	USD	18	1,800	(16,523)	(18,900)	(2,377)
Call - II-VI, Inc.	CCP	75.00	7/16/2021	USD	23	2,300	(17,547)	(2,530)	15,017
Call - Infinera Corp.	CCP	10.00	7/16/2021	USD	106	10,600	(9,006)	(4,770)	4,236
Call - Magnite, Inc.	CCP	35.00	7/16/2021	USD	46	4,600	(12,341)	(6,900)	5,441
Call - Mitek Systems, Inc.	CCP	17.50	7/16/2021	USD	60	6,000	(5,638)	(12,900)	(7,262)
Call - New Relic, Inc.	CCP	70.00	7/16/2021	USD	23	2,300	(4,093)	(2,645)	1,448
Call - Royal Caribbean Cruises Ltd.	CCP	95.00	7/16/2021	USD	28	2,800	(15,903)	(1,400)	14,503
Call - Sabre Corp.	CCP	15.00	7/16/2021	USD	177	17,700	(29,199)	(885)	28,314
Call - Zillow Group, Inc.	CCP	110.00	7/16/2021	USD	19	1,900	(11,171)	(23,750)	(12,579)
Call - Bloom Energy Corp.	CCP	28.00	8/20/2021	USD	54	5,400	(14,079)	(10,800)	3,279
Call - Callaway Golf Co.	CCP	32.00	8/20/2021	USD	65	6,500	(15,143)	(20,995)	(5,852)
Call - Coinbase Global, Inc.	CCP	230.00	8/20/2021	USD	4	400	(7,552)	(13,116)	(5,564)
Call - Enphase Energy, Inc.	CCP	185.00	8/20/2021	USD	15	1,500	(28,919)	(27,000)	1,919
Call - Everbridge, Inc.	CCP	145.00	8/20/2021	USD	8	800	(13,344)	(5,240)	8,104
Call - fuboTV, Inc.	CCP	30.00	8/20/2021	USD	38	3,800	(22,723)	(21,964)	759
Call - Groupon, Inc.	CCP	45.00	8/20/2021	USD	21	2,100	(8,987)	(7,297)	1,690
Call - Marcus Corp.	CCP	20.00	8/20/2021	USD	105	10,500	(33,386)	(22,838)	10,548
Call - RealReal, Inc.	CCP	20.00	8/20/2021	USD	44	4,400	(11,450)	(9,900)	1,550
Call - Sunnova Energy International, Inc.	CCP	35.00	8/20/2021	USD	51	5,100	(19,091)	(27,795)	(8,704)

							$(324,222)	$(271,270)	$52,952

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2021

Currency Abbreviations:
USD	United States Dollar.

Other Abbreviations:
CCP	Central Counterparty Clearing House.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

SSI Alternative Income Fund	Level 1	Level 2	Level 3	Total
Assets
Convertible Preferred Stocks	$704,298	$9,829,354	$-	$10,533,652
Preferred Stocks	3,576,376	588,659	-	4,165,035
Corporate Obligations	-	665,264	-	665,264
Convertible Obligations	-	99,488,208	-	99,488,208
Foreign Convertible Obligations	-	8,707,507	-	8,707,507
Exchange-Traded Instruments	3,470,748	-	-	3,470,748
Short-Term Investments	2,971,598	-	-	2,971,598

Total Investments in Securities - Assets	$10,723,020	$119,278,992	$-	$130,002,012

Liabilities
Common Stocks (Sold Short)	$(41,120,784)	$-	$-	$(41,120,784)

Total Investments in Securities - Liabilities	(41,120,784)	-	-	(41,120,784)

Total Investments in Securities	$(30,397,764)	$119,278,992	$-	$88,881,228

Financial Derivative Instruments - Liabilities
Written Options	$(271,270)	$-	$-	$(271,270)

Total Financial Derivative Instruments - Liabilities	$(271,270)	$-	$-	$(271,270)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 7.50%

Consumer, Non-Cyclical - 0.98%

Health Care - Services - 0.98%
HCA, Inc., 5.250%, Due 6/15/2026		$88,000	$101,905

Financial - 1.44%

Banks - 1.44%
Wells Fargo Bank, N.A., 5.250%, Due 8/1/2023A	GBP	100,000	150,640

Industrial - 2.04%

Hand/Machine Tools - 2.04%
Stanley Black & Decker, Inc., 4.000%, Due 3/15/2060, (5-Yr. CMT + 2.657%)B		200,000	212,800

Technology - 3.04%

Computers - 1.03%
Fortinet, Inc., 1.000%, Due 3/15/2026		109,000	108,028

Software - 2.01%
Fidelity National Information Services, Inc., 1.700%, Due 6/30/2022	GBP	150,000	209,774

Total Technology			317,802

Total Corporate Obligations (Cost $694,453)			783,147

FOREIGN CORPORATE OBLIGATIONS - 74.03%

Communications - 7.68%

Telecommunications - 7.68%
America Movil SAB de CV, 5.000%, Due 10/27/2026	GBP	100,000	164,268
Deutsche Telekom International Finance BV, 6.500%, Due 4/8/2022A	GBP	90,000	130,278
Global Switch Holdings Ltd., 4.375%, Due 12/13/2022A	GBP	143,000	207,845
Orange SA, 5.750%, Due 4/1/2023, (5-Yr. GBP Swap + 3.353%)A B	GBP	100,000	149,728
Vodafone Group PLC, 4.875%, Due 10/3/2078, (5-Yr. GBP Swap + 3.267%)A B	GBP	100,000	150,340

			802,459

Total Communications			802,459

Consumer, Cyclical - 4.32%

Auto Parts & Equipment - 1.39%
GKN Holdings Ltd., 5.375%, Due 9/19/2022A	GBP	100,000	145,209

Distribution/Wholesale - 1.40%
Travis Perkins PLC, 3.750%, Due 2/17/2026A	GBP	100,000	146,617

Entertainment - 1.53%
CPUK Finance Ltd., 7.239%, Due 2/28/2024A	GBP	100,000	159,424

Total Consumer, Cyclical			451,250

Consumer, Non-Cyclical - 4.39%

Commercial Services - 1.33%
Experian Finance PLC, 3.500%, Due 10/15/2021A	GBP	100,000	138,644

Food - 1.64%
Tesco PLC, 6.125%, Due 2/24/2022	GBP	120,000	172,074

Health Care - Services - 1.42%
BUPA Finance PLC, 5.000%, Due 4/25/2023A	GBP	100,000	148,362

Total Consumer, Non-Cyclical			459,080

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 74.03% (continued)

Financial - 47.72%

Banks - 17.31%
Barclays PLC, 3.750%, Due 11/22/2030, (5-Yr. UK Government Bond + 3.750%)A B	GBP	100,000	$149,406
Credit Agricole SA, 7.375%, Due 12/18/2023	GBP	150,000	239,809
HSBC Holdings PLC, 6.375%, Due 9/17/2024, (5-Yr. USD ICE Swap + 3.705%)B C		$200,000	221,220
ING Groep NV, 2.125%, Due 5/26/2031, (5-Yr. Annual EUR Swap + 2.400%)A B	EUR	100,000	126,045
Investec Bank PLC, 9.625%, Due 2/17/2022A	GBP	100,000	145,703
Investec PLC, 4.500%, Due 5/5/2022A	GBP	100,000	142,448
Lloyds Bank PLC, 7.625%, Due 4/22/2025A	GBP	100,000	171,502
Natwest Group PLC, 3.622%, Due 8/14/2030, (5-Yr. UK Government Bond + 3.550%)A B	GBP	100,000	147,530
Paragon Banking Group PLC, 4.375%, Due 9/25/2031, (5-Yr. GBP Swap + 3.956%)A B	GBP	100,000	145,249
Virgin Money UK PLC, 7.875%, Due 12/14/2028, (5-Yr. UK Government Bond + 7.128%)A B	GBP	125,000	198,062
Volksbank Wien AG, 2.750%, Due 10/6/2027, (5-Yr. Annual EUR Swap + 2.550%)A B	EUR	100,000	121,447

			1,808,421

Financial Services - 1.35%
Close Brothers Group PLC, 4.250%, Due 1/24/2027, (3-mo. GBP LIBOR + 3.650%)A B	GBP	100,000	141,094

Insurance - 23.62%
Admiral Group PLC, 5.500%, Due 7/25/2024A	GBP	100,000	156,022
Allianz SE, 3.500%, Due 12/31/2099A D		200,000	206,750
ASR Nederland NV, 5.125%, Due 9/29/2045, (5-Yr. Annual EUR Swap + 5.200%)A B	EUR	100,000	139,926
Legal & General Group PLC, 5.375%, Due 10/27/2045, (5-Yr. UK Government Bond + 4.580%)A B	GBP	100,000	159,323
Liverpool Victoria Friendly Society Ltd., 6.500%, Due 5/22/2043, (5-Yr. UK Government Bond + 5.630%)A B	GBP	100,000	150,070
Nationale-Nederlanden Levensverzekering Maatschappij NV, 9.000%, Due 8/29/2042, (3-mo. EUR EURIBOR + 8.120%)A B	EUR	100,000	130,831
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024A	GBP	140,000	221,974
Phoenix Group Holdings PLC,
4.125%, Due 7/20/2022A	GBP	100,000	143,027
6.625%, Due 12/18/2025A	GBP	150,000	250,531
QBE Insurance Group Ltd., 6.115%, Due 5/24/2042, (5-Yr. GBP Swap + 5.000%)A B	GBP	100,000	144,282
RL Finance Bonds PLC, 6.125%, Due 11/30/2043, (5-Yr. UK Government Bond + 4.321%)A B	GBP	100,000	153,625
Rothesay Life PLC, 8.000%, Due 10/30/2025A	GBP	190,000	330,190
Scottish Widows Ltd., 5.500%, Due 6/16/2023A	GBP	100,000	150,174
Storebrand Livsforsikring A/S, 6.875%, Due 4/4/2043, (6-mo. EUR EURIBOR + 6.194%)A B	EUR	100,000	131,673

			2,468,398

Real Estate - 1.18%
Heimstaden Bostad AB, 3.248%, Due 11/19/2024, (5-Yr. Annual EUR Swap + 3.667%)A B C	EUR	100,000	122,725

Savings & Loans - 4.26%
Nationwide Building Society, 5.875%, Due 12/20/2024, (5-Yr. UK Government Bond + 5.390%)A B C	GBP	200,000	304,326
Skipton Building Society, 2.000%, Due 10/2/2026, (1-Yr. UK Government Bond + 2.150%)A B	GBP	100,000	141,220

			445,546

Total Financial			4,986,184

Industrial - 2.78%

Transportation - 2.78%
Firstgroup PLC, 5.250%, Due 11/29/2022A	GBP	100,000	147,181
National Express Group PLC, 4.250%, Due 11/26/2025, (5-Yr. UK Government Bond + 4.135%)A B C	GBP	100,000	143,690

			290,871

Total Industrial			290,871

Utilities - 7.14%

Electric - 5.71%
Cadent Finance PLC, 1.125%, Due 9/22/2021A	GBP	100,000	138,500
Enel SpA, 3.500%, Due 5/24/2080, (5-Yr. Annual EUR Swap + 3.564%)A B	EUR	100,000	129,543

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 74.03% (continued)

Utilities - 7.14% (continued)

Electric - 5.71% (continued)
Iberdrola International BV, 1.874%, Due 1/28/2026, Series NC5, (5-Yr. Annual EUR Swap + 2.321%)A B C	EUR	100,000	$122,192
SSE PLC, 4.750%, Due 9/16/2077, (5-Yr. Semi-Annual USD Swap + 2.574%)A B		200,000	206,846

			597,081

Gas - 1.43%
Centrica PLC, 5.250%, Due 4/10/2075, (5-Yr. GBP Swap + 3.611%)A B	GBP	100,000	148,915

Total Utilities			745,996

Total Foreign Corporate Obligations (Cost $7,307,186)			7,735,840

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.72%
Harben Finance PLC, 1.881%, Due 8/20/2056, 2017-1X D, (3-mo. GBP LIBOR + 1.800%)A B	GBP	232,000	321,798
Ripon Mortgages PLC, 1.581%, Due 8/20/2056, 1X C1, (3-mo. GBP LIBOR + 1.500%)A B	GBP	350,000	486,076
Tower Bridge Funding PLC, 2.681%, Due 12/20/2061, 3 D, (3-mo. GBP LIBOR + 2.600%)A B	GBP	225,000	312,653

Total Collateralized Mortgage Obligations (Cost $1,039,553)			1,120,527

U.S. TREASURY OBLIGATIONS - 3.93% (Cost $410,591)
U.S. Treasury Notes/Bonds, 1.750%, Due 7/31/2021		$410,000	410,579

TOTAL INVESTMENTS - 96.18% (Cost $9,451,783)			10,050,093
OTHER ASSETS, NET OF LIABILITIES - 3.82%			399,166

TOTAL NET ASSETS - 100.00%			$10,449,259

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2021.

C Perpetual maturity. The date shown, if any, is the next call date.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

CMT - Constant Maturity Treasury.

EURIBOR - Euro Interbank Offered Rate.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Forward Foreign Currency Contracts Open on June 30, 2021:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	7,574,338	GBP	7,405,140	7/13/2021	SSB	$169,198	$-	$169,198
USD	1,098,973	EUR	1,070,871	7/13/2021	SSB	28,102	-	28,102
USD	148,645	GBP	148,856	7/13/2021	SSB	-	(211)	(211)
USD	112,751	EUR	112,537	7/13/2021	SSB	214	-	214

						$197,514	$(211)	$197,303

*	All values denominated in USD.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Schedule of Investments

June 30, 2021

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

TwentyFour Short Term Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$783,147	$-	$783,147
Foreign Corporate Obligations	-	7,735,840	-	7,735,840
Collateralized Mortgage Obligations	-	1,120,527	-	1,120,527
U.S. Treasury Obligations	-	410,579	-	410,579

Total Investments in Securities - Assets	$-	$10,050,093	$-	$10,050,093

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$197,514	$-	$197,514

Total Financial Derivative Instruments - Assets	$-	$197,514	$-	$197,514

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(211)	$-	$(211)

Total Financial Derivative Instruments - Liabilities	$-	$(211)	$-	$(211)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 9.29%

Basic Materials - 0.42%

Chemicals - 0.42%
Kraton Polymers LLC / Kraton Polymers Capital Corp., 4.250%, Due 12/15/2025A		$965,000	$984,300

Communications - 1.22%

Media - 0.23%
Nexstar Broadcasting, Inc.,
5.625%, Due 7/15/2027A		262,000	277,720
4.750%, Due 11/1/2028A		250,000	256,875

			534,595

Telecommunications - 0.99%
AT&T, Inc., 2.875%, Due 3/2/2025, Series B, (5-Yr. EUR Swap +3.140%)B C	EUR	1,000,000	1,206,655
Consolidated Communications, Inc., 5.000%, Due 10/1/2028A		105,000	106,444
Lumen Technologies, Inc., 5.375%, Due 6/15/2029A		1,000,000	1,016,350

			2,329,449

Total Communications			2,864,044

Consumer, Cyclical - 2.21%

Airlines - 0.48%
American Airlines Inc/AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026A		1,080,000	1,143,450

Auto Parts & Equipment - 1.03%
American Axle & Manufacturing, Inc., 6.875%, Due 7/1/2028		961,000	1,048,538
Clarios Global LP / Clarios US Finance Co., 8.500%, Due 5/15/2027A		370,000	403,374
Titan International, Inc., 7.000%, Due 4/30/2028A		920,000	962,550

			2,414,462

Home Builders - 0.32%
Shea Homes LP / Shea Homes Funding Corp., 4.750%, Due 2/15/2028A		738,000	758,295

Lodging - 0.38%
Marriott Ownership Resorts, Inc., 4.500%, Due 6/15/2029A		875,000	887,031

Total Consumer, Cyclical			5,203,238

Consumer, Non-Cyclical - 0.86%

Commercial Services - 0.49%
NESCO Holdings, Inc., 5.500%, Due 4/15/2029A		1,090,000	1,137,687

Cosemetics/Personal Care - 0.30%
Coty, Inc., 3.875%, Due 4/15/2026A	EUR	600,000	714,111

Food - 0.07%
Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.625%, Due 3/1/2029A		167,000	168,451

Total Consumer, Non-Cyclical			2,020,249

Energy - 0.85%

Coal - 0.27%
SunCoke Energy, Inc., 4.875%, Due 6/30/2029A		630,000	629,212

Pipelines - 0.58%
EnLink Midstream LLC,
5.625%, Due 1/15/2028A		424,000	447,909
5.375%, Due 6/1/2029		880,000	918,386

			1,366,295

Total Energy			1,995,507

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 9.29% (continued)

Financial - 1.64%

Diversified Financial Services - 1.26%
Burford Capital Global Finance LLC, 6.250%, Due 4/15/2028A		$580,000	$609,157
Encore Capital Group, Inc.,
4.875%, Due 10/15/2025A	EUR	600,000	751,469
5.375%, Due 2/15/2026A	GBP	300,000	437,296
4.250%, Due 1/15/2028, (3-mo. EUR EURIBOR + 4.250%)A B	EUR	400,000	486,940
4.250%, Due 6/1/2028A	GBP	500,000	691,650

			2,976,512

Insurance - 0.23%
Liberty Mutual Group, Inc., 3.625%, Due 5/23/2059, (5-Yr. Annual EUR Swap + 3.700%)B D	EUR	430,000	530,925

REITS - 0.15%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC, 5.750%, Due 5/15/2026A		340,000	357,425

Total Financial			3,864,862

Industrial - 1.60%

Aerospace/Defense - 0.56%
TransDigm, Inc.,
5.500%, Due 11/15/2027		200,000	208,500
4.625%, Due 1/15/2029A		1,090,000	1,090,381

			1,298,881

Building Materials - 0.87%
Builders FirstSource, Inc.,
6.750%, Due 6/1/2027A		297,000	318,161
5.000%, Due 3/1/2030A		157,000	165,078
Standard Industries, Inc., 4.375%, Due 7/15/2030A		503,000	518,719
Victors Merger Corp., 6.375%, Due 5/15/2029A		1,040,000	1,047,800

			2,049,758

Miscellaneous Manufacturing - 0.17%
Amsted Industries, Inc., 4.625%, Due 5/15/2030A		393,000	402,825

Total Industrial			3,751,464

Utilities - 0.49%

Water - 0.49%
Solaris Midstream Holdings LLC, 7.625%, Due 4/1/2026A		1,090,000	1,155,400

Total Corporate Obligations (Cost $21,418,932)			21,839,064

FOREIGN CONVERTIBLE OBLIGATIONS - 0.11% (Cost $234,750)

Financial - 0.11%

Insurance - 0.11%
BNP Paribas Fortis SA, Series CASH, 1.457%, Due 12/31/2049B C D		250,000	269,758

FOREIGN CORPORATE OBLIGATIONS - 59.73%

Basic Materials - 1.41%

Chemicals - 1.41%
INEOS Quattro Finance PLC, 3.750%, Due 7/15/2026A	EUR	800,000	975,616
Lenzing AG, 5.750%, Due 9/7/2025, (5-Yr. Annual EUR Swap + 11.208%)B C D	EUR	600,000	756,256
UPL Corp. Ltd.,
5.250%, Due 2/27/2025, (5-Yr. CMT + 3.865%)B C D		1,330,000	1,356,600
4.625%, Due 6/16/2030D		200,000	215,290

			3,303,762

Total Basic Materials			3,303,762

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 59.73% (continued)

Communications - 4.67%

Advertising - 0.11%
Summer BC Holdco SARL, 9.250%, Due 10/31/2027D	EUR	198,232	$254,739

Internet - 0.47%
Rakuten Group, Inc., 4.250%, Due 4/22/2027, (5-Yr. Annual EUR Swap + 4.740%)A B C	EUR	900,000	1,099,190

Media - 0.87%
RCS & RDS SA, 3.250%, Due 2/5/2028A	EUR	600,000	711,706
Virgin Media Secured Finance PLC,
5.250%, Due 5/15/2029D	GBP	475,000	692,885
4.250%, Due 1/15/2030D	GBP	460,000	633,518

			2,038,109

Telecommunications - 3.22%
Altice France Holding SA, 8.000%, Due 5/15/2027D	EUR	810,000	1,036,142
Altice France SA, 5.500%, Due 1/15/2028A		$200,000	207,540
Kenbourne Invest SA,
6.875%, Due 11/26/2024A		900,000	953,739
4.700%, Due 1/22/2028A		500,000	502,500
Network i2i Ltd., 3.975%, Due 3/3/2026, (5-Yr. CMT + 3.390%)A B C		1,000,000	1,000,500
Sable International Finance Ltd., 5.750%, Due 9/7/2027A		291,000	306,190
SoftBank Group Corp., 6.000%, Due 7/19/2023, (5-Yr. USD ICE Swap + 4.226%)B C D		1,010,000	1,020,201
TalkTalk Telecom Group PLC, 3.875%, Due 2/20/2025D	GBP	676,000	921,178
Telesat Canada / Telesat LLC, 6.500%, Due 10/15/2027A		716,000	681,990
Vodafone Group PLC,
4.875%, Due 10/3/2078, (5-Yr. GBP Swap + 3.267%)B D	GBP	225,000	338,264
7.000%, Due 4/4/2079, (5-Yr. Semi-Annual USD Swap + 4.873%)B		510,000	618,427

			7,586,671

Total Communications			10,978,709

Consumer, Cyclical - 3.56%

Auto Manufacturers - 0.43%
Volkswagen International Finance NV,
4.625%, Due 3/24/2026, (12-Yr. Annual EUR Swap + 2.967%)B C D	EUR	250,000	337,162
4.625%, Due 6/27/2028, (10-Yr. Annual EUR Swap + 3.982%)B C D	EUR	500,000	685,512

			1,022,674

Entertainment - 0.44%
ASR Media and Sponsorship SpA, 5.125%, Due 8/1/2024D	EUR	401,651	461,229
Inter Media and Communication SpA, 4.875%, Due 12/31/2022D	EUR	477,577	564,730

			1,025,959

Home Builders - 0.67%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.250%, Due 9/15/2027A		793,000	837,606
Empire Communities Corp., 7.000%, Due 12/15/2025A		701,000	736,050

			1,573,656

Leisure Time - 0.27%
Pinnacle Bidco PLC,
5.500%, Due 2/15/2025D	EUR	300,000	364,618
6.375%, Due 2/15/2025D	GBP	200,000	282,409

			647,027

Lodging - 0.53%
Fortune Star BVI Ltd.,
4.350%, Due 5/6/2023D	EUR	100,000	120,075
5.950%, Due 10/19/2025D		1,070,000	1,122,463

			1,242,538

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 59.73% (continued)

Consumer, Cyclical - 3.56% (continued)

Retail - 1.22%
B.C. ULC / New Red Finance, Inc., 4.375%, Due 1/15/2028A		$284,000	$287,905
Mobilux Finance SAS, 4.250%, Due 7/15/2028A	EUR	1,000,000	1,185,750
Punch Finance PLC, 6.125%, Due 6/30/2026A	GBP	500,000	700,371
Stonegate Pub Co. Financing PLC,
8.000%, Due 7/13/2025D	GBP	130,000	186,159
8.250%, Due 7/31/2025D	GBP	200,000	289,110
Vivo Energy Investments BV, 5.125%, Due 9/24/2027A		200,000	213,500

			2,862,795

Total Consumer, Cyclical			8,374,649

Consumer, Non-Cyclical - 3.16%

Agriculture - 0.58%
Kernel Holding SA, 6.750%, Due 10/27/2027A		200,000	216,810
MHP Lux SA, 6.250%, Due 9/19/2029D		500,000	497,600
MHP SE, 7.750%, Due 5/10/2024D		600,000	650,736

			1,365,146

Commercial Services - 1.10%
AA Bond Co. Ltd., 6.500%, Due 1/31/2026A	GBP	800,000	1,148,139
La Financiere Atalian SASU,
4.000%, Due 5/15/2024D	EUR	400,000	470,974
5.125%, Due 5/15/2025D	EUR	200,000	238,336
Verisure Midholding AB, 5.250%, Due 2/15/2029A	EUR	600,000	731,015

			2,588,464

Food - 0.83%
Bellis Acquisition Co. PLC, 3.250%, Due 2/16/2026A	GBP	350,000	484,760
Bellis Finco PLC, 4.000%, Due 2/16/2027A	GBP	350,000	484,155
Casino Guichard Perrachon SA, 6.625%, Due 1/15/2026D	EUR	790,000	987,093

			1,956,008

Pharmaceuticals - 0.65%
Cheplapharm Arzneimittel GmbH, 5.500%, Due 1/15/2028A		1,025,000	1,050,625
Gruenenthal GmbH,
3.625%, Due 11/15/2026A	EUR	190,000	231,563
4.125%, Due 5/15/2028A	EUR	190,000	232,231

			1,514,419

Total Consumer, Non-Cyclical			7,424,037

Energy - 2.71%

Energy - Alternate Sources - 0.29%
Inversiones Latin America Power Ltda, 5.125%, Due 6/15/2033A		700,000	693,700

Oil & Gas - 2.42%
BP Capital Markets PLC,
3.250%, Due 3/22/2026, (5-Yr. Annual EUR Swap + 3.880%)B C D	EUR	100,000	126,638
3.625%, Due 3/22/2029, (5-Yr. Annual EUR Swap + 4.120%)B C D	EUR	835,000	1,076,557
Guara Norte SARL, 5.198%, Due 6/15/2034A		589,374	614,423
Petroleos Mexicanos,
6.500%, Due 3/13/2027		200,000	210,886
6.840%, Due 1/23/2030		860,000	888,552
6.625%, Due 6/15/2035		622,000	601,163
6.625%, Due 6/15/2038		200,000	185,029
Trafigura Funding SA, 5.875%, Due 9/23/2025D		1,000,000	1,077,700

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 59.73% (continued)

Energy - 2.71% (continued)

Oil & Gas - 2.42% (continued)
Trafigura Group Pte Ltd., 6.875%, Due 12/22/2021, (5-Yr. Semi-Annual USD Swap + 6.647%)B C D		$890,000	$906,732

			5,687,680

Total Energy			6,381,380

Financial - 41.06%

Banks - 20.80%
Abanca Corp. Bancaria SA, 6.000%, Due 1/20/2026, (5-Yr. Annual EUR Swap + 6.570%)B C D	EUR	800,000	1,010,138
AIB Group PLC, 6.250%, Due 6/23/2025, (5-Yr. Annual EUR Swap + 6.629%)B C D	EUR	1,000,000	1,348,791
Aldermore Group PLC, 8.500%, Due 10/28/2026, (5-Yr. GBP Swap + 7.784%)B D	GBP	550,000	779,835
Banco Bilbao Vizcaya Argentaria SA, 5.875%, Due 9/24/2023, Series, (5-Yr. Annual EUR Swap + 5.660%)B C D	EUR	1,000,000	1,280,610
Banco de Sabadell SA,
6.500%, Due 5/18/2022, (5-Yr. Annual EUR Swap + 6.414%)B C D	EUR	600,000	730,693
6.125%, Due 11/23/2022, (5-Yr. Annual EUR Swap + 6.051%)B C D	EUR	600,000	731,907
5.750%, Due 3/15/2026, (5-Yr. Annual EUR Swap + 6.198%)B C D	EUR	1,400,000	1,752,864
2.000%, Due 1/17/2030, (5-Yr. Annual EUR Swap + 2.200%)B D	EUR	400,000	468,371
Banco Mercantil del Norte SA,
6.750%, Due 9/27/2024, (5-Yr. CMT + 4.967%)B C D		200,000	215,000
7.500%, Due 6/27/2029, (10-Yr. CMT + 5.470%)B C D		500,000	565,000
7.625%, Due 12/31/2099, (10-Yr. CMT + 5.353%)B D		500,000	567,750
8.375%, Due 12/31/2099, (10-Yr. CMT + 7.760%)B D		300,000	362,520
Banco Santander SA, 6.750%, Due 4/25/2022, (5-Yr. Annual EUR Swap + 6.803%)B C D	EUR	600,000	741,687
Bank of Ireland Group PLC, 7.500%, Due 5/19/2025, (5-Yr. Annual EUR Swap + 7.924%)B C D	EUR	1,400,000	1,960,934
Barclays PLC,
7.125%, Due 6/15/2025, (5-Yr. UK Government Bond + 6.579%)B C	GBP	1,199,000	1,894,924
6.375%, Due 12/15/2025, (5-Yr. UK Government Bond + 6.016%)B C D	GBP	1,240,000	1,918,839
BAWAG Group AG,
5.000%, Due 5/14/2025, (5-Yr. Annual EUR Swap + 4.415%)B C D	EUR	400,000	514,616
5.125%, Due 10/1/2025, (5-Yr. Annual EUR Swap + 5.546%)B C D	EUR	1,000,000	1,286,539
BBVA Bancomer SA,
5.125%, Due 1/18/2033, (5-Yr. CMT + 2.650%)B D		200,000	208,400
5.875%, Due 9/13/2034, (5-Yr. CMT + 4.308%)B D		600,000	656,820
BNP Paribas SA, 6.625%, Due 3/25/2024, (5-Yr. USD ICE Swap + 4.149%)B C D		700,000	766,829
CaixaBank SA,
6.750%, Due 6/13/2024, (5-Yr. Annual EUR Swap + 6.498%)B C D	EUR	400,000	534,773
5.875%, Due 10/9/2027, Series ., (5-Yr. Annual EUR Swap + 6.346%)B C D	EUR	400,000	543,074
Credit Agricole SA, 7.500%, Due 6/23/2026, (5-Yr. GBP Swap + 4.812%)A B C	GBP	800,000	1,314,766
Credit Suisse Group AG,
7.500%, Due 7/17/2023, (5-Yr. Semi-Annual USD Swap + 4.600%)B C D		1,200,000	1,305,000
7.500%, Due 12/11/2023, (5-Yr. Semi-Annual USD Swap + 4.598%)B C D		200,000	221,868
7.250%, Due 9/12/2025, (5-Yr. USD ICE Swap + 4.332%)B C D		220,000	248,710
6.375%, Due 8/21/2026, (5-Yr. CMT + 4.822%)A B C		820,000	912,767
Deutsche Pfandbriefbank AG,
5.750%, Due 4/28/2023, (5-Yr. EUR Swap +5.383%)B C D	EUR	600,000	740,264
4.600%, Due 2/22/2027D	EUR	400,000	511,761
Emirates NBD Bank PJSC,
6.125%, Due 3/20/2025, (6-Yr. Semi-Annual USD Swap + 3.656%)B C D		200,000	215,500
6.125%, Due 4/9/2026, Series, (6-Yr. Semi-Annual USD Swap + 5.702%)B C D		1,300,000	1,429,480
HSBC Holdings PLC,
5.250%, Due 9/16/2022, (5-Yr. Annual EUR Swap + 4.383%)B C D	EUR	500,000	620,295
5.875%, Due 9/28/2026, (5-Yr. GBP Swap + 4.276%)B C	GBP	1,319,000	2,045,682
Intesa Sanpaolo SpA,
6.250%, Due 5/16/2024, (5-Yr. Annual EUR Swap + 5.856%)B C D	EUR	730,000	948,911
7.750%, Due 1/11/2027, (5-Yr. Annual EUR Swap + 7.192%)B C D	EUR	850,000	1,233,318
5.148%, Due 6/10/2030D	GBP	970,000	1,528,016
Investec Bank PLC, 4.250%, Due 7/24/2028, (5-Yr. GBP Swap + 3.300%)B D	GBP	450,000	653,998
Investec PLC, 6.750%, Due 12/5/2024, (5-Yr. GBP Swap + 5.749%)B C D	GBP	500,000	716,468
Natwest Group PLC,
5.125%, Due 5/12/2027, (5-Yr. UK Government Bond + 4.985%)B C	GBP	850,000	1,265,460
2.467%, Due 9/30/2027, Series U, (3-mo. USD LIBOR + 2.320%)B C		800,000	793,000
4.500%, Due 3/31/2028, (5-Yr. UK Government Bond + 3.992%)B C	GBP	300,000	425,896
NBK Tier Financing Ltd., 4.500%, Due 8/27/2025, (6-Yr. Semi-Annual USD Swap + 2.832%)B C D		1,400,000	1,461,362
Oaknorth Bank PLC, 7.750%, Due 6/1/2028, (6-Yr. UK Government Bond + 6.851%)B D	GBP	250,000	328,534
Shawbrook Group PLC,
7.875%, Due 12/8/2022, (5-Yr. GBP Swap + 6.752%)B C D	GBP	200,000	265,985
9.000%, Due 10/10/2030, (5-Yr. UK Government Bond + 9.037%)B D	GBP	500,000	708,111

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 59.73% (continued)

Financial - 41.06% (continued)

Banks - 20.80% (continued)
Skandinaviska Enskilda Banken AB, 5.625%, Due 5/13/2022, Series, (5-Yr. Semi-Annual USD Swap + 3.493%)B C D		$800,000	$824,000
Societe Generale SA, 5.375%, Due 11/18/2030, (5-Yr. CMT + 4.514%)A B C		530,000	561,137
Standard Chartered PLC, 7.750%, Due 4/2/2023, (5-Yr. Semi-Annual USD Swap + 5.723%)B C D		476,000	519,887
Stichting AK Rabobank Certificaten, 2.188%, Due 12/31/2049C D E F	EUR	1,248,400	1,991,879
UBS Group AG,
7.000%, Due 1/31/2024, (5-Yr. Semi-Annual USD Swap + 4.344%)B C D		400,000	440,500
7.000%, Due 1/31/2024, (5-Yr. Semi-Annual USD Swap + 4.344%)A B C		700,000	770,875
5.125%, Due 7/29/2026, (5-Yr. CMT + 4.855%)B C D		200,000	217,500
UniCredit SpA, 8.000%, Due 6/3/2024, (5-Yr. Semi-Annual USD Swap + 5.180%)B C D		800,000	889,850
Virgin Money UK PLC,
8.750%, Due 11/10/2021, (5-Yr. GBP Swap + 7.930%)B C D	GBP	700,000	991,307
9.250%, Due 6/8/2024, (5-Yr. UK Government Bond + 8.307%)B C D	GBP	600,000	967,342

			48,910,343

Diversified Financial Services - 3.15%
Arrow Global Finance PLC, 5.125%, Due 9/15/2024D	GBP	350,000	487,191
Bracken MidCo1 PLC, 8.875%, Due 10/15/2023, Cash (8.875%) or PIK (in-kind rate 9.648%)A	GBP	1,610,088	2,300,381
Burford Capital PLC,
6.125%, Due 10/26/2024D	GBP	310,000	448,120
5.000%, Due 12/1/2026, Series 0025	GBP	300,000	421,118
doValue SpA, 5.000%, Due 8/4/2025A	EUR	280,000	347,585
Garfunkelux Holdco SA,
6.750%, Due 11/1/2025A	EUR	140,000	172,896
6.250%, Due 5/1/2026, (3-mo. EUR EURIBOR + 6.250%)A B	EUR	160,000	192,566
Jerrold Finco PLC,
4.875%, Due 1/15/2026A	GBP	250,000	355,702
5.250%, Due 1/15/2027A	GBP	520,000	742,888
OneSavings Bank PLC, 9.125%, Due 5/25/2022, (5-Yr. GBP ICE Swap + 8.359%)B C D	GBP	400,000	574,069
Unifin Financiera SAB de CV,
8.375%, Due 1/27/2028A		200,000	187,000
9.875%, Due 1/28/2029A		1,200,000	1,191,348

			7,420,864

Insurance - 9.14%
Achmea BV, 4.625%, Due 3/24/2029, (5-Yr. EUR Swap +4.780%)B C D	EUR	800,000	1,025,674
Allianz SE, 3.500%, Due 11/17/2025, (5-Yr. CMT + 2.973%)A B C		600,000	620,250
ASR Nederland NV, 4.625%, Due 10/19/2027, (5-Yr. Annual EUR Swap + 3.789%)B C D	EUR	750,000	980,120
Athora Netherlands NV, 7.000%, Due 6/19/2025, (5-Yr. Annual EUR Swap + 6.463%)B C D	EUR	900,000	1,224,829
CNP Assurances, 4.750%, Due 6/27/2028, Series, (5-Yr. Annual EUR Swap + 3.914%)B C D	EUR	1,000,000	1,362,102
Direct Line Insurance Group PLC, 4.750%, Due 12/7/2027, (5-Yr. GBP Swap + 3.394%)B C D	GBP	1,160,000	1,645,273
Galaxy Bidco Ltd., 6.500%, Due 7/31/2026D	GBP	410,000	597,637
La Mondiale SAM, 4.375%, Due 4/24/2029, (5-Yr. Annual EUR Swap + 4.411%)B C D	EUR	1,500,000	1,956,488
Legal & General Group PLC, 5.625%, Due 3/24/2031, (5-Yr. UK Government Bond + 5.378%)B C D	GBP	1,000,000	1,549,296
Pension Insurance Corp. PLC, 7.375%, Due 7/25/2029, (5-Yr. UK Government Bond + 6.658%)B C	GBP	1,914,000	3,210,259
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5-Yr. UK Government Bond + 4.169%)B C D	GBP	1,700,000	2,539,739
QBE Insurance Group Ltd., 5.250%, Due 5/16/2025, (5-Yr. CMT + 3.047%)B C D		1,000,000	1,055,187
Rothesay Life PLC, 6.875%, Due 9/12/2028, (5-Yr. UK Government Bond + 5.419%)B C D	GBP	1,000,000	1,590,795
UnipolSai Assicurazioni SpA,
5.750%, Due 6/18/2024, (3-mo. EUR EURIBOR + 5.180%)B C D	EUR	550,000	717,379
6.375%, Due 4/27/2030, (5-Yr. Annual EUR Swap + 6.744%)B C D	EUR	1,040,000	1,418,157

			21,493,185

Real Estate - 3.99%
Aedas Homes Opco SLU, 4.000%, Due 8/15/2026A	EUR	370,000	448,599
China Evergrande Group,
9.500%, Due 4/11/2022D		200,000	171,100
8.750%, Due 6/28/2025D		1,200,000	800,250
Country Garden Holdings Co. Ltd.,
5.125%, Due 1/14/2027D		300,000	320,132
5.625%, Due 1/14/2030D		400,000	433,315
4.800%, Due 8/6/2030D		200,000	208,264
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, Due 3/21/2023D		400,000	415,748
Heimstaden AB, 4.250%, Due 3/9/2026D	EUR	800,000	966,799
Heimstaden Bostad AB, 3.375%, Due 1/15/2026, (5-Yr. Annual EUR Swap + 3.914%)B C D	EUR	750,000	919,514
Logan Group Co. Ltd.,
5.250%, Due 10/19/2025D		300,000	306,810
4.850%, Due 12/14/2026D		780,000	782,192

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 59.73% (continued)

Financial - 41.06% (continued)

Real Estate - 3.99% (continued)
MAF Global Securities Ltd.,
5.500%, Due 9/7/2022, (5-Yr. Semi-Annual USD Swap + 3.476%)B C D		$400,000	$411,260
6.375%, Due 3/20/2026, (5-Yr. CMT + 3.539%)B C D		800,000	871,099
Neinor Homes SA, 4.500%, Due 10/15/2026A	EUR	280,000	339,885
Sunac China Holdings Ltd., 6.500%, Due 1/10/2025D		1,095,000	1,074,499
Via Celere Desarrollos Inmobiliarios SA, 5.250%, Due 4/1/2026A	EUR	740,000	912,553

			9,382,019

Savings & Loans - 3.98%
Coventry Building Society, 6.875%, Due 9/18/2024, (5-Yr. UK Government Bond + 6.111%)B C D	GBP	1,925,000	2,995,709
Nationwide Building Society,
5.875%, Due 12/20/2024, (5-Yr. UK Government Bond + 5.390%)B C D	GBP	1,350,000	2,054,201
5.750%, Due 6/20/2027, (5-Yr. UK Government Bond + 5.625%)B C D	GBP	800,000	1,242,203
10.250%, Due 12/31/2049, Series CCDSC D E	GBP	1,186,700	3,061,513

			9,353,626

Total Financial			96,560,037

Industrial - 2.49%

Building Materials - 0.31%
Cemex SAB de CV, 5.125%, Due 6/8/2026, (5-Yr. CMT + 4.534%)A B C		700,000	722,540

Machinery - Diversified - 0.50%
Sofima Holding SpA, 3.750%, Due 1/15/2028A	EUR	325,000	387,219
Vertical Holdco GmbH, 6.625%, Due 7/15/2028D	EUR	630,000	795,616

			1,182,835

Packaging & Containers - 0.77%
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, Due 9/15/2028A		1,085,000	1,128,400
Kleopatra Finco SARL, 4.250%, Due 3/1/2026A	EUR	400,000	476,126
Trivium Packaging Finance BV, 8.500%, Due 8/15/2027A		200,000	217,440

			1,821,966

Transportation - 0.91%
InPost SA, 2.250%, Due 7/15/2027A	EUR	1,000,000	1,193,458
National Express Group PLC, 4.250%, Due 11/26/2025, (5-Yr. UK Government Bond + 4.135%)B C D	GBP	655,000	941,171

			2,134,629

Total Industrial			5,861,970

Technology - 0.26%

Software - 0.26%
Cedacri Mergeco SpA, 4.625%, Due 5/15/2028, (3-mo. EUR EURIBOR + 4.625%)A B	EUR	500,000	600,286

Utilities - 0.41%

Electric - 0.41%
ContourGlobal Power Holdings SA,
3.125%, Due 1/1/2028A	EUR	200,000	240,055
3.125%, Due 1/1/2028D	EUR	600,000	720,165

			960,220

Total Utilities			960,220

Total Foreign Corporate Obligations (Cost $133,335,351)			140,445,050

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 0.55% (Cost $1,340,260)
Halcyon Loan Advisors European Funding, 5.130%, Due 10/18/2031, (3-mo. EUR EURIBOR + 5.1300%)A	EUR	1,190,000	$1,283,748

ASSET-BACKED OBLIGATIONS - 10.82%
Ares European CLO DAC, 5.260%, Due 10/15/2030, (3-mo. EUR EURIBOR + 5.260%)B D	EUR	1,250,000	1,455,821
Armada Euro CLO DAC, 9.100%, Due 7/15/2033, 4X F, (3-mo. EUR EURIBOR + 9.100%)B D	EUR	700,000	830,856
Aurium CLO DAC, 3.100%, Due 4/16/2030, 3X D, (3-mo. EUR EURIBOR + 3.100%)B D	EUR	500,000	589,036
BNPP AM Euro CLO BV, 4.700%, Due 10/15/2031, 2017-1X E, (3-mo. EUR EURIBOR + 4.700%)B D	EUR	500,000	572,225
Carlyle Euro CLO DAC, 5.230%, Due 8/28/2031, 2018-2A D, (3-mo. EUR EURIBOR + 5.230%)A B	EUR	500,000	556,235
Carlyle Global Market Strategies Euro CLO DAC, 4.770%, Due 5/17/2031, 2016-1A DR, (3-mo. EUR EURIBOR + 4.770%)A B	EUR	500,000	550,899
CVC Cordatus Loan Fund DAC, 6.050%, Due 1/27/2031, 10A F, (3-mo. EUR EURIBOR + 6.050%)A B	EUR	1,000,000	1,111,289
Dryden 39 Euro CLO BV, 4.970%, Due 10/15/2031, 2015-39X ER, (3-mo. EUR EURIBOR + 4.970%)B D	EUR	1,000,000	1,169,000
Dryden 46 Euro CLO BV, 6.210%, Due 4/15/2034, (3-mo. EUR EURIBOR + 6.210%) A B	EUR	1,400,000	1,664,383
Dryden 62 Euro CLO BV, 4.850%, Due 7/15/2031, 2017-62X E, (3-mo. EUR EURIBOR + 4.850%)B D	EUR	1,000,000	1,160,983
Dryden Leveraged Loan CDO, 6.450%, Due 1/15/2032A	EUR	1,100,000	1,239,274
E-Carat SA, 1.795%, Due 12/20/2028, 10FR E, (1-mo. EUR EURIBOR + 2.350%)B D	EUR	772,466	910,959
Harvest CLO, 8.310%, Due 10/20/2032A	EUR	1,100,000	1,259,091
Harvest CLO DAC, 3.950%, Due 5/11/2032, 17X DR, (3-mo. EUR EURIBOR + 3.950%)B D	EUR	500,000	593,176
Madison Park Euro Funding DAC,
4.860%, Due 2/15/2031A	EUR	1,000,000	1,150,092
6.110%, Due 7/15/2035, 9A ER, (3-mo. EUR EURIBOR + 6.110%)A B	EUR	1,000,000	1,173,893
Man GLG Euro CLO DAC, 8.750%, Due 1/15/2030, 2X F, (3-mo. EUR EURIBOR + 8.750%)B D	EUR	200,000	233,584
Milltown Park CLO DAC, 4.820%, Due 1/15/2031, 1X D, (3-mo. EUR EURIBOR + 4.8200%)B D	EUR	1,000,000	1,160,874
Penta CLO DAC,
1.000%, Due 7/25/2036, 2021-9A E, (3-mo. EUR EURIBOR + 6.040%)A B	EUR	1,000,000	1,175,553
1.000%, Due 7/25/2036, 2021-9A F, (3-mo. EUR EURIBOR + 8.740%)A B	EUR	1,000,000	1,145,867
Providus CLO DAC, 5.250%, Due 7/15/2031, 2X E, (3-mo. EUR EURIBOR + 1.200%)B D	EUR	545,000	648,558
Rockfield Park, 1.000%, Due 7/16/2034A	EUR	1,500,000	1,760,839
Tikehau CLO BV, 6.250%, Due 12/7/2029, 2X E, (3-mo. EUR EURIBOR + 6.250%)B D	EUR	500,000	595,847
Voya Euro CLO DAC,
6.410%, Due 10/15/2030, 1X F, (3-mo. EUR EURIBOR + 6.410%)B D	EUR	1,100,000	1,229,218
7.900%, Due 4/15/2033, 3X F, (3-mo. EUR EURIBOR + 7.900%)B D	EUR	1,300,000	1,497,668

Total Asset-Backed Obligations (Cost $24,754,921)			25,435,220

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.29% (Cost $608,090)
Towd Point Mortgage Funding - Granite PLC, 1.836%, Due 10/20/2051, 2019-GR4X C, (3-mo. GBP LIBOR + 1.750%)B D	GBP	500,000	692,180

U.S. TREASURY OBLIGATIONS - 15.36%
U.S. Treasury Notes/Bonds,
0.125%, Due 11/30/2022		$12,040,000	12,032,005
0.125%, Due 3/31/2023		1,120,000	1,118,206
0.125%, Due 4/30/2023		8,480,000	8,463,769
0.125%, Due 5/31/2023		14,540,000	14,508,194

Total U.S. Treasury Obligations (Cost $36,166,410)			36,122,174

	Shares

SHORT-TERM INVESTMENTS - 4.17% (Cost $9,818,634)

Investment Companies - 4.17%
American Beacon U.S. Government Money Market Select Fund, 0.01%G H		9,818,634	9,818,634

TOTAL INVESTMENTS - 100.32% (Cost $227,677,348)			235,905,828
LIABILITIES, NET OF OTHER ASSETS - (0.32%)			(758,588)

TOTAL NET ASSETS - 100.00%			$235,147,240

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $64,621,519 or 27.48% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2021.

C Perpetual maturity. The date shown, if any, is the next call date.

D Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at June 30, 2021. The maturity date disclosed represents the final maturity date.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

EURIBOR - Euro Interbank Offered Rate.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

Pte Ltd. - Private Limited.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

ULC - Unlimited Liability Company.

Forward Foreign Currency Contracts Open on June 30, 2021:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	1,615,787	USD	1,663,418	7/2/2021	SSB	$-	$(47,631)	$(47,631)
EUR	74,206,502	USD	74,625,861	7/2/2021	SSB	-	(419,359)	(419,359)
GBP	51,799,427	USD	51,996,163	7/2/2021	SSB	-	(196,736)	(196,736)
USD	73,228,566	EUR	71,009,218	7/2/2021	SSB	2,219,348	-	2,219,348
USD	52,570,410	GBP	51,352,251	7/2/2021	SSB	1,218,159	-	1,218,159
USD	626,904	EUR	610,080	7/2/2021	SSB	16,824	-	16,824
USD	477,558	EUR	467,007	7/2/2021	SSB	10,551	-	10,551
USD	74,675,232	EUR	74,256,969	8/4/2021	SSB	418,263	-	418,263
USD	1,733,734	EUR	1,721,427	7/2/2021	SSB	12,307	-	12,307
USD	2,100,976	EUR	2,089,372	7/2/2021	SSB	11,604	-	11,604
USD	52,000,125	GBP	51,804,440	8/4/2021	SSB	195,685	-	195,685

						$4,102,741	$(663,726)	$3,439,015

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2021

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2021, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$21,839,064	$-	$21,839,064
Foreign Convertible Obligations	-	269,758	-	269,758
Foreign Corporate Obligations	-	140,445,050	-	140,445,050
Foreign Sovereign Obligations	-	1,283,748	-	1,283,748
Asset-Backed Obligations	-	25,435,220	-	25,435,220
Collateralized Mortgage Obligations	-	692,180	-	692,180
U.S. Treasury Obligations	-	36,122,174	-	36,122,174
Short-Term Investments	9,818,634	-	-	9,818,634

Total Investments in Securities - Assets	$9,818,634	$226,087,194	$-	$235,905,828

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$4,102,741	$-	$4,102,741

Total Financial Derivative Instruments - Assets	$-	$4,102,741	$-	$4,102,741

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(663,726)	$-	$(663,726)

Total Financial Derivative Instruments - Liabilities	$-	$(663,726)	$-	$(663,726)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021

	SSI Alternative Income Fund	TwentyFour Short Term Bond Fund	TwentyFour Strategic Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$127,030,414	$10,050,093	$226,087,194
Investments in affiliated securities, at fair value‡	2,971,598	–	9,818,634
Foreign currency, at fair value^	–	146,038	1,816,281
Cash	9,679	187,352	–
Cash with brokers	41,990,721	–	–
Dividends and interest receivable	625,579	164,687	2,153,102
Receivable for investments sold	606,980	–	257,567
Receivable for fund shares sold	403,589	–	322,542
Receivable for tax reclaims	–	114	7,928
Receivable for expense reimbursement (Note 2)	8,817	–	21,164
Unrealized appreciation from forward foreign currency contracts	–	197,514	4,102,741
Prepaid expenses	62,558	26,703	57,492

Total assets	173,709,935	10,772,501	244,644,645

Liabilities:
Payable for investments purchased	1,195,794	151,730	8,353,912
Payable for fund shares redeemed	70,812	–	37,306
Payable for expense recoupment (Note 2)	–	34,715	–
Securities sold short, at fair value±	41,120,784	–	–
Written options contracts, at fair value (premiums received $324,222)	271,270	–	–
Dividends and interest expense payable	6,129	–	–
Management and sub-advisory fees payable (Note 2)	141,049	4,717	123,883
Service fees payable (Note 2)	269	165	16,645
Transfer agent fees payable (Note 2)	47,073	1,243	17,440
Custody and fund accounting fees payable	21,276	12,939	49,578
Professional fees payable	82,709	96,078	213,461
Trustee fees payable (Note 2)	102	7	118
Payable for prospectus and shareholder reports	11,607	20,995	16,598
Unrealized depreciation from forward foreign currency contracts	–	211	663,726
Other liabilities	7,654	442	4,738

Total liabilities	42,976,528	323,242	9,497,405

Net assets	$130,733,407	$10,449,259	$235,147,240

Analysis of net assets:
Paid-in-capital	$121,162,899	$10,327,643	$241,031,121
Total distributable earnings (deficits)A	9,570,508	121,616	(5,883,881)

Net assets	$130,733,407	$10,449,259	$235,147,240

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2021

	SSI Alternative Income Fund	TwentyFour Short Term Bond Fund	TwentyFour Strategic Income Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	9,833	N/A	1,070,442

Y Class	11,597,288	35,331	16,720,376

Investor Class	126,944	N/A	2,185,787

A Class	N/A	20,298	644,735

C Class	N/A	14,103	811,327

R6 Class	N/A	971,501	N/A

Net assets:
R5 Class	$109,650	N/A	$11,799,339

Y Class	$129,211,872	$354,076	$183,749,947

Investor Class	$1,411,885	N/A	$23,773,539

A Class	N/A	$202,627	$7,020,746

C Class	N/A	$139,238	$8,803,669

R6 Class	N/A	$9,753,318	N/A

Net asset value, offering and redemption price per share:
R5 Class	$11.15	N/A	$11.02

Y Class	$11.14	$10.02	$10.99

Investor Class	$11.12	N/A	$10.88

A Class	N/A	$9.98	$10.89

A Class (offering price)	N/A	$10.24	$11.31

C Class	N/A	$9.87	$10.85

R6 Class	N/A	$10.04	N/A

† Cost of investments in unaffiliated securities	$119,576,599	$9,451,783	$217,858,714
‡ Cost of investments in affiliated securities	$2,971,598	$–	$9,818,634
^ Cost of foreign currency	$–	$146,093	$1,815,940
± Proceeds of securities sold short	$35,073,257	$–	$–

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended June 30, 2021

	SSI Alternative Income Fund	TwentyFour Short Term Bond Fund	TwentyFour Strategic Income Fund
Investment income:
Dividend income from unaffiliated securities	$549,399	$–	$–
Dividend income from affiliated securities (Note 2)	1,649	–	835
Interest income (net of foreign taxes)†	4,845,663	203,828	7,012,191
Interest income from short securities held at broker	376,757	–	–

Total investment income	5,773,468	203,828	7,013,026

Expenses:
Management and sub-advisory fees (Note 2)	2,315,634	54,603	1,182,578
Transfer agent fees:
R5 Class (Note 2)	–	–	5,944
Y Class (Note 2)	139,544	65	135,757
Investor Class	1,415	–	1,904
A Class	–	–	256
C Class	–	–	541
Ultra ClassC	–	–	2,963
Custody and fund accounting fees	48,298	32,077	67,115
Professional fees	114,730	243,614	82,348
Registration fees and expenses	93,871	80,539	98,256
Service fees (Note 2):
Investor Class	9,399	–	68,355
A Class	–	155	3,375
C Class	–	–	5,883
Distribution fees (Note 2):
A Class	–	506	15,219
C Class	–	1,915	71,222
Prospectus and shareholder report expenses	17,980	4,351	40,374
Trustee fees (Note 2)	13,038	783	12,849
Prime broker fees	560,177	–	–
Dividends and interest on securities sold short	157,336	–	–
Loan expense (Note 9)	4,724	41	806
Other expenses	88,684	45,982	24,669

Total expenses	3,564,830	464,631	1,820,414

Net fees waived and expenses (reimbursed) (Note 2)	(62,663)	(404,680)	(266,053)
Net sub-advisory fees waived (Note 2)	–	(8,152)	–

Net expenses	3,502,167	51,799	1,554,361

Net investment income	2,271,301	152,029	5,458,665

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	39,419,699	262,484	5,906,351
Foreign currency transactions	–	11,419	(7,657,752)
Forward foreign currency contracts	–	(929,667)	(436,691)
Written options contracts	1,263,845	–	–
Short sales	(26,836,879)	–	–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	4,207,973	912,989	10,933,760
Foreign currency transactions	–	6,549	64,845
Forward foreign currency contracts	–	5,293	2,662,682
Written options contracts	141,217	–	–
Short sales	(1,985,737)	–	–

Net gain from investments	16,210,118	269,067	11,473,195

Net increase in net assets resulting from operations	$18,481,419	$421,096	$16,931,860

† Foreign taxes	$–	$(568)	$182
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.
C Effective October 27, 2020 this class was terminated.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SSI Alternative Income FundA		TwentyFour Short Term Bond Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	February 18, 2020B to June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$2,271,301	$3,171,126	$152,029	$41,092
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, written options contracts and short sales	13,846,665	3,999,981	(655,764)	83,589
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, written options contracts and short sales	2,363,453	(3,210,285)	924,831	(129,328)

Net increase (decrease) in net assets resulting from operations	18,481,419	3,960,822	421,096	(4,647)

Distributions to shareholders:
Total retained earnings:
R5 Class	(3,271)	(3,660)	–	–
Y Class	(5,673,593)	(6,924,234)	(6,206)	(703)
Investor Class	(55,268)	(31,372)	–	–
A Class	–	–	(5,925)	(885)
C Class	–	–	(5,627)	(1,265)
R6 Class	–	–	(284,261)	(68,176)

Net distributions to shareholders	(5,732,132)	(6,959,266)	(302,019)	(71,029)

Capital share transactions (Note 10):
Proceeds from sales of shares	174,906,971	17,830,637	288,958	507,237
Reinvestment of dividends and distributions	4,768,388	5,192,445	7,275	15,992
Cost of shares redeemed	(202,262,333)	(107,780,922)	(214,271)	(199,333)

Net increase (decrease) in net assets from capital share transactions	(22,586,974)	(84,757,840)	81,962	323,896

Net increase (decrease) in net assets	(9,837,687)	(87,756,284)	201,039	248,220

Net assets:
Beginning of period	140,571,094	228,327,378	10,248,220	10,000,000	C

End of period	$130,733,407	$140,571,094	$10,449,259	$10,248,220

A Formerly known as Palmer Square SSI Alternative Income Fund.
B Commencement of operations.
C Seed capital.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	TwentyFour Strategic Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
Increase (decrease) in net assets:
Operations:
Net investment income	$5,458,665	$2,576,058
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, written options contracts and short sales	(2,188,092)	1,563,261
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, written options contracts and short sales	13,661,287	(1,504,661)

Net increase (decrease) in net assets resulting from operations	16,931,860	2,634,658

Distributions to shareholders:
Total retained earnings:
R5 Class	(392,564)	(310,611)
Y Class	(4,467,988)	(2,103,651)
Investor Class	(591,388)	(268,231)
A Class	(196,210)	(213,981)
C Class	(175,977)	(64,645)
Ultra ClassA	(858)	(76,048)
R6 Class	–	–

Net distributions to shareholders	(5,824,985)	(3,037,167)

Capital share transactions (Note 10):
Proceeds from sales of shares	142,138,738	106,705,169
Reinvestment of dividends and distributions	5,805,488	2,946,921
Cost of shares redeemed	(47,949,068)	(51,975,326)

Net increase (decrease) in net assets from capital share transactions	99,995,158	57,676,764

Net increase (decrease) in net assets	111,102,033	57,274,255

Net assets:
Beginning of period	124,045,207	66,770,952

End of period	$235,147,240	$124,045,207

A Effective October 27, 2020 this class was terminated.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The American Beacon TwentyFour Short Term Bond Fund is non-diversified and the American Beacon SSI Alternative Income Fund and the American Beacon TwentyFour Strategic Income Fund are diversified, as defined by the Act. As of June 30, 2021, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund’s performance and may increase costs related to a Fund’s use of derivatives.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third-party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The SSI Alternative Income Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a semi-annual basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The TwentyFour Short Term Bond Fund and TwentyFour Strategic Income Fund distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the TwentyFour Short Term Bond Fund, drafting the bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. All organizational costs were recorded during the year ended June 30, 2020. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the year ended June 30, 2021, the Fund recorded $80,758 of amortized offering costs.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with SSI Investment Management LLC and TwentyFour Asset Management (US) LP (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

SSI Alternative Income Fund

First $300 million	0.95%
Over $300 million	0.85%

TwentyFour Short Term Bond Fund

First $200 million	0.20%
Next $200 million	0.185%
Next $700 million	0.175%
Over $1.1 billion	0.17%

TwentyFour Strategic Income Fund

First $1 billion	0.32%
Over $1 billion	0.27%

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2021 were as follows:

SSI Alternative Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$623,440
Sub-Advisor Fees	0.95%	1,692,194

Total	1.30%	$2,315,634

TwentyFour Short Term Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$36,182
Sub-Advisor Fees	0.20%	18,421

Total	0.55%	$54,603

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

TwentyFour Strategic Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$617,765
Sub-Advisor Fees	0.32%	564,813

Total	0.67%	$1,182,578

From the date of the TwentyFour Short Term Bond Fund’s commencement of operations until December 31, 2020, the Sub-Advisor of the Fund, TwentyFour Asset Management (US) LP agreed to share a portion of the fee waivers with the Manager by waiving 100% of its sub-advisory fee. For the year ended June 30, 2021, $8,152 of sub-advisory fees were waived by TwentyFour Asset Management (US) LP.

Distribution Plans

The Funds, except for the A and C Classes of the TwentyFour Short Term Bond Fund and TwentyFour Strategic Income Fund, have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor Class of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.375% of the average daily net assets attributable to the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2021, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SSI Alternative Income	$139,544
TwentyFour Short Term Bond	65
TwentyFour Strategic Income	135,971

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

As of June 30, 2021, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SSI Alternative Income	$7,561
TwentyFour Short Term Bond	8
TwentyFour Strategic Income	14,221

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a June 30, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2021 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2021 Fair Value
U.S. Government Money Market Select	Direct	SSI Alternative Income	$2,971,598	$-	$-	$1,649	$2,971,598
U.S. Government Money Market Select	Direct	TwentyFour Strategic Income	9,818,634	-	-	835	9,818,634

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2021, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SSI Alternative Income	$17,210
TwentyFour Strategic Income	9,585

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2021, the SSI Alternative Income Fund borrowed on average $28,348,853 for 6 days at an average interest rate of 0.82% with interest charges of $3,775. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ended June 30, 2021, the TwentyFour Short Term Bond and the TwentyFour Strategic Income Fund did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended June 30, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/2020 - 10/31/2020	11/1/2020 - 6/30/2021	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
SSI Alternative Income	R5	1.49%	1.49%	$48	$(58	)*	2023-2024
SSI Alternative Income	Y	1.56%	1.56%	59,674	(60,529	)*	2023-2024
SSI Alternative Income	Investor	1.81%	1.81%	2,941	-		2023-2024
TwentyFour Short Term Bond	Y	0.57%	0.57%	8,032	(1,059	)*	2023-2024
TwentyFour Short Term Bond	A	0.87%	0.87%	8,868	(1,763	)*	2023-2024
TwentyFour Short Term Bond	C	1.62%	1.62%	8,316	(1,710	)*	2023-2024
TwentyFour Short Term Bond	R6	0.47%	0.47%	379,464	(30,183	)*	2023-2024
TwentyFour Strategic Income	R5	0.72%	0.72%	21,663	-		2023-2024
TwentyFour Strategic Income	Y	0.82%	0.80%	202,075	-		2023-2024
TwentyFour Strategic Income	Investor	1.09%	1.09%	27,374	-		2023-2024
TwentyFour Strategic Income	A	1.12%	1.00%	7,889	-		2023-2024
TwentyFour Strategic Income	C	1.87%	1.84%	6,979	-		2023-2024
TwentyFour Strategic Income	UltraA	0.67%	0.67%	73	(9	)*	2023-2024
* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statements of Operations.

A Effective October 27, 2020, this class was terminated.

Of these amounts, $8,817 and $21,164 were disclosed as a Receivable for Expense Reimbursement on the Statements of Assets and Liabilities at June 30, 2021 for the SSI Alternative Income Fund and TwentyFour Strategic Income Fund, respectively. Of these amounts $34,715 was disclosed as a Payable for Expense Recoupment on the Statements of Assets and Liabilities at June 30, 2021 for the TwentyFour Short Term Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SSI Alternative Income	$60,529	$170,926	$-	2021-2022
SSI Alternative Income	58	93,498	-	2022-2023
TwentyFour Short Term Bond	34,715	193,288	-	2022-2023
TwentyFour Strategic Income	1	-	241,472	2020-2021
TwentyFour Strategic Income	8	375,680	-	2021-2022
TwentyFour Strategic Income	-	255,373	-	2022-2023

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2021, based on management’s evaluation of the shareholder account base, one account has been identified as representing an unaffiliated significant ownership of approximately 48% for the SSI Alternative Income Fund and one account has been identified as representing an affiliated significant ownership of approximately 93% for the TwentyFour Short Term Bond Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2021, RID collected $5,175 for TwentyFour Strategic Income Fund from the sale of Class A Shares. During the year ended June 30, 2021 there were no Class A Shares sales charges collected from TwentyFour Short Term Bond Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2021, CDSC fees of $1 was collected for the Class A Shares of TwentyFour Strategic Income Fund. During the year ended June 30, 2021 there were no CDSC fees for Class A Shares collected for TwentyFour Short Term Bond Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2021, CDSC fees of $2,349 were collected for the Class C Shares of TwentyFour Strategic Income Fund. During the year ended June 30, 2021 there were no CDSC fees for Class C Shares collected for TwentyFour Short Term Bond Fund.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Asset-Backed and Mortgage-Related Securities

ABS are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. A Fund, the Manager, and the sub-advisor do not select the loans or other assets that are included in the collateral backing those pools.

A Fund may also invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

The TwentyFour Short Term Bond Fund and TwentyFour Strategic Income Funds may invest in ABS and mortgage-related securities. The Funds currently invest in CMOs and mortgage-related securities issued by private organizations which are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Mortgage-related securities are pools created by non-governmental issuers generally offering a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Floating Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Debt Securities

The TwentyFour Short Term Bond Fund and TwentyFour Strategic Income Fund may each invest a significant portion of its assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended June 30, 2021 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds, business development companies (“BDCs”) and ETFs. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Real Estate Investments Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Short Sales

The SSI Alternative Income Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. The Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2021, short positions were held by the Fund and are disclosed in the Schedule of Investments. For the same period herein, securities pledged as collateral for short sales are disclosed in the Fund’s Schedule of Investments, and cash collateral for short sales are reflected as “Cash with brokers” on the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Special Purpose Acquisition Company (“SPAC”)

SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. The Funds’ did not hold any SPACs as of June 30, 2021.

Variable and Floating Rate Securities

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a variable or floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Variable and floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Options Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

During the year ended June 30, 2021, the SSI Alternative Income Fund purchased/sold options primarily for hedging.

Average Option Notional Amounts Outstanding Year Ended June 30, 2021
Fund	Purchased Contracts	Written Contracts
SSI Alternative Income	$-	$99,375

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended June 30, 2021, the TwentyFour Short Term Bond Fund and TwentyFour Strategic Income Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended June 30, 2021
Fund	Purchased Contracts	Sold Contracts
TwentyFour Short Term Bond	$2,368,597	$13,932,545
TwentyFour Strategic Income	33,011,245	164,102,219

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SSI Alternative Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$–	$–	$–	$–	$(271,270)	$(271,270)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts	$–	$–	$–	$–	$1,263,845	$1,263,845

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts	$–	$–	$–	$–	$141,217	$141,217

TwentyFour Short Term Bond Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$197,514	$–	$–	$–	$197,514

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(211)	$–	$–	$–	$(211)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(929,667)	$–	$–	$–	$(929,667)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$5,293	$–	$–	$–	$5,293

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

TwentyFour Strategic Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$4,102,741	$–	$–	$–	$4,102,741

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(663,726)	$–	$–	$–	$(663,726)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2021:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(436,691)	$–	$–	$–	$(436,691)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$2,662,682	$–	$–	$–	$2,662,682

(1) See Note 3 in the Notes to Financial Statements for additional information.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2021.

SSI Alternative Income Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Written Options Contracts	$–	$271,270

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$–	$271,270

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$–	$(271,270)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

TwentyFour Short Term Bond Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Forward Foreign Currency Contracts	$197,514	$211

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$197,514	$211

Total derivative assets and liabilities subject to an MNA	$197,514	$211

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2021:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$197,514	$(211)	$–	$–	$197,303

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$211	$(211)	$–	$–	$-

TwentyFour Strategic Income Fund

Offsetting of Financial and Derivative Assets as of June 30, 2021:
	Assets	Liabilities
Forward Foreign Currency Contracts	$4,102,741	$663,726

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,102,741	$663,726

Total derivative assets and liabilities subject to an MNA	$4,102,741	$663,726

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2021:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$4,102,741	$(663,726)	$-	$-	$3,439,015

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$663,726	$(663,726)	$-	$-	$-

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

certain Mortgage-Backed Securities (“MBS”) and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Callable Securities Risk

The SSI Alternative Income Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Fund may obtain no recovery of its

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non-U.S. currencies.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil. A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Bond Risk

Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet redemption requests by shareholders and may increase a Fund’s portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or have exposure to foreign securities through the derivatives they hold, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

The American Beacon TwentyFour Short Term Bond Fund is non-diversified, which means the Fund may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, enhanced health screening at ports of entry and elsewhere, prolonged quarantines and stay-at-home orders,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

disruption of and delays in healthcare service preparation and delivery, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Markets generally have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing companies. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty and further developments could result in additional disruptions and uncertainty. These impacts have caused significant volatility in global financial markets, which have caused and may continue to cause losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession.

The U.S. Federal Reserve has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The ultimate effects of these and other efforts that may be taken may not be known for some time, and it is not known whether and to what extent they will be successful. In addition, COVID-19 has caused and may continue to cause employees and vendors at various businesses, including the Manager and other service providers, to work at external locations, and could cause extensive medical absences. Not all events that could affect the business of the Manager, or other service providers can be determined and addressed in advance. The impact of COVID-19 and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. The impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Federal Reserve has signaled that it plans to maintain its interventions at an elevated level. Amid the Federal Reserve’s ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The impact of Brexit is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are currently being negotiated. The outcome of Brexit may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Short Position Risk

The SSI Alternative Income Fund’s short positions are speculative and are subject to special risks. A short position involves the sale by a Fund of a security that it does not own. A Fund then intends to purchase the same security at a later date at a lower price. A Fund may enter into a short position through a forward commitment, a futures contract, an option, or a swap agreement. If the price of the security or derivative has increased during the time a Fund holds the short position, then a Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. A Fund’s losses are potentially unlimited in a short position because the price appreciation of the security that a Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by a Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by a Fund. Furthermore, a Fund may be forced to close out a short position prematurely if a counterparty from which a Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on a sub-advisor’s ability to accurately anticipate the future value of a security or instrument. A Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in a Fund’s NAV since it increases the exposure of a Fund to the market and may increase losses and the volatility of returns. If such instruments are traded over-the-counter, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to a Fund.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require a Fund to value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2021 for SSI Alternative Income and TwentyFour Strategic Income and the tax years in the two year period ended June 30, 2021 for TwentyFour Short Term Bond remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SSI Alternative Income Fund		TwentyFour Short Term Bond Fund		TwentyFour Strategic Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Period from February 18, 2020A to June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary income*
R5 Class	$3,271	$3,660	$-	$-	$392,564	$310,611
Y Class	5,673,593	6,924,234	6,206	703	4,467,988	2,103,651
Investor Class	55,268	31,372	-	-	591,388	268,231
A Class	-	-	5,925	885	196,210	213,981
C Class	-	-	5,627	1,265	175,977	64,645
Ultra ClassB	-	-	-	-	858	76,048
R6 Class	-	-	284,261	68,176	-	-

Total distributions paid	$5,732,132	$6,959,266	$302,019	$71,029	$5,824,985	$3,037,167

* For tax purposes, short-term capital gains are considered ordinary income distributions.

A Commencement of operations.

B Effective October 27, 2020, this class was terminated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

As of June 30, 2021, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SSI Alternative Income	$128,957,258	$12,643,545	$(17,593,366)	$(4,949,821)
TwentyFour Short Term Bond	9,514,098	562,854	(26,967)	535,887
TwentyFour Strategic Income	231,817,093	9,459,700	(1,864,261)	7,595,439

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SSI Alternative Income	$(4,949,821)	$8,011,705	$6,508,624	$-	$-	$9,570,508
TwentyFour Short Term Bond	535,887	-	-	(414,269)	(2)	121,616
TwentyFour Strategic Income	7,595,439	-	-	(13,479,320)	-	(5,883,881)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, income realized for tax purposes from contingent payment debt instruments, the tax deferral of losses from straddles, deemed distributions from convertible obligations, unused capital losses, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from organizational costs and net operating losses as of June 30, 2021:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
SSI Alternative Income	$4,619	$(4,619)
TwentyFour Short Term Bond	(78,215)	78,215
TwentyFour Strategic Income	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2021, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SSI Alternative Income	$-	$-
TwentyFour Short Term Bond	23,107	-
TwentyFour Strategic Income	4,291,233	8,883,773

SSI Alternative Income Fund utilized $1,405,836 in long-term capital loss carryforwards and TwentyFour Strategic Income Fund utilized $1,870,239 in short-term and $1,288,986 in long-term capital loss carryforwards during the year ending June 30, 2021. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, June 30, 2021.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, June 30, 2021. For the period ending June 30, 2021, TwentyFour Short Term Bond deferred $391,162 ordinary loss and TwentyFour Strategic Income deferred $304,314 ordinary loss to July 1, 2021.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SSI Alternative Income	$320,469,807	$-	$335,970,524	$-
TwentyFour Short Term Bond	5,121,375	-	4,717,666	279,404
TwentyFour Strategic Income	175,444,682	49,835,702	99,640,716	32,242,903

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2021 were as follows:

Fund	Type of Transaction	June 30, 2020 Shares/Fair Value	Purchases	Sales	June 30, 2021 Shares/Fair Value
SSI Alternative Income	Direct	$12,005,454	$206,548,269	$215,582,125	$2,971,598
TwentyFour Strategic Income	Direct	3,772,150	136,074,099	130,027,615	9,818,634

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2021, the Funds did not utilize this facility.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30,
	2021		2020
SSI Alternative Income Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-		$-
Reinvestment of dividends	-	-	-		-
Shares redeemed	-	-	-		-

Net increase (decrease) in shares outstanding	-	$-	-		$-

	Y Class
	Year Ended June 30,
	2021		2020
SSI Alternative Income Fund	Shares	Amount	Shares		Amount
Shares sold	15,522,238	$170,135,905	1,730,048		$17,578,607
Reinvestment of dividends	445,409	4,736,909	509,524		5,161,481
Shares redeemed	(18,134,731)	(197,853,130)	(10,610,031)		(107,430,017)

Net (decrease) in shares outstanding	(2,167,084)	$(22,980,316)	(8,370,459)		$(84,689,929)

	Investor Class
	Year Ended June 30,
	2021		2020
SSI Alternative Income Fund	Shares	Amount	Shares		Amount
Shares sold	442,462	$4,771,066	24,671		$252,030
Reinvestment of dividends	2,962	31,479	3,056		30,964
Shares redeemed	(403,553)	(4,409,203)	(34,864)		(350,905)

Net increase (decrease) in shares outstanding	41,871	$393,342	(7,137)		$(67,911)

	Y Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020
TwentyFour Short Term Bond Fund	Shares	Amount	Shares		Amount
Shares sold	27,273	$273,536	5,056	B	$50,000	B
Reinvestment of dividends	158	1,579	15		154
Shares redeemed	(7,171)	(71,835)	-		-

Net increase in shares outstanding	20,260	$203,280	5,071		$50,154

	A Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020
TwentyFour Short Term Bond Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	31,146	B	$304,331	B
Reinvestment of dividends	301	2,999	19		183
Shares redeemed	(823)	(8,191)	(20,345)		(198,770)

Net increase (decrease) in shares outstanding	(522)	$(5,192)	10,820		$105,744

	C Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020
TwentyFour Short Term Bond Fund	Shares	Amount	Shares		Amount
Shares sold	1,552	$15,422	15,757	B	$152,906	B
Reinvestment of dividends	272	2,697	73		717
Shares redeemed	(13,493)	(134,245)	(58)		(563)

Net increase (decrease) in shares outstanding	(11,669)	$(116,126)	15,772		$153,060

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

	R6 Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020
TwentyFour Short Term Bond Fund	Shares	Amount	Shares		Amount
Shares sold	-	$-	-	B	$-	B
Reinvestment of dividends	-	-	1,501		14,938
Shares redeemed	-	-	-		-

Net increase in shares outstanding	-	$-	1,501		$14,938

	R5 Class
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares		Amount
Shares sold	453,811	$4,876,189	241,527		$2,457,747
Reinvestment of dividends	36,666	392,564	30,305		309,065
Shares redeemed	(376,536)	(4,071,661)	(191,620)		(1,923,831)

Net increase in shares outstanding	113,941	$1,197,092	80,212		$842,981

	Y Class
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares		Amount
Shares sold	10,770,273	$115,849,848	7,952,007		$80,935,936
Reinvestment of dividends	416,733	4,459,269	206,610		2,097,842
Shares redeemed	(3,198,090)	(34,440,052)	(3,210,211)		(31,881,783)

Net increase in shares outstanding	7,988,916	$85,869,065	4,948,406		$51,151,995

	Investor Class
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares		Amount
Shares sold	1,303,661	$13,950,451	1,587,564		$16,094,764
Reinvestment of dividends	55,779	591,388	26,607		266,794
Shares redeemed	(622,198)	(6,557,432)	(305,771)		(2,965,629)

Net increase in shares outstanding	737,242	$7,984,407	1,308,400		$13,395,929

	A Class
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares		Amount
Shares sold	228,986	$2,437,919	365,466		$3,656,302
Reinvestment of dividends	18,413	195,247	20,869		211,883
Shares redeemed	(116,105)	(1,228,199)	(490,246)		(4,832,032)

Net increase (decrease) in shares outstanding	131,294	$1,404,967	(103,911)		$(963,847)

	C Class
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares		Amount
Shares sold	473,613	$5,024,331	360,007		$3,560,420
Reinvestment of dividends	15,769	167,020	6,105		61,337
Shares redeemed	(145,432)	(1,549,677)	(62,359)		(624,051)

Net increase in shares outstanding	343,950	$3,641,674	303,753		$2,997,706

American Beacon FundsSM

Notes to Financial Statements

June 30, 2021

	Ultra ClassC
	Year Ended June 30,
	2021		2020
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	(9,600)	(102,047)	(944,583)	(9,748,000)

Net (decrease) in shares outstanding	(9,600)	$(102,047)	(944,583)	$(9,748,000)

A Commencement of operations.

B Seed capital was received on February 18, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C Class and $9,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C Class and 970,000 for the R6 Class.

C Effective October 27, 2020 this class was terminated.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Effective July 16, 2021, the name of the American Beacon TwentyFour Short Term Bond Fund will change to American Beacon TwentyFour Sustainable Short Term Bond Fund. The sub-advisor seeks to integrate environmental, social and governance (“ESG”) considerations into this Fund’s investment process to implement its investment strategies.

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,				May 20, 2019B to June 30, 2019#
	2021		2020

Net asset value, beginning of period	$10.15		$10.27		$10.17

Income (loss) from investment operations:
Net investment income	0.16		0.19		0.03
Net gains on investments (both realized and unrealized)	1.18		0.06		0.07

Total income (loss) from investment operations	1.34		0.25		0.10

Less distributions:
Dividends from net investment income	(0.26)		(0.37)		–
Distributions from net realized gains	(0.08)		–		–

Total distributions	(0.34)		(0.37)		–

Net asset value, end of period	$11.15		$10.15		$10.27

Total returnC	13.33%		2.49%		0.98	%D

Ratios and supplemental data:
Net assets, end of period	$109,650		$99,760		$100,976
Ratios to average net assets:
Expenses, before reimbursements	1.93%		4.90%		2.76	%E
Expenses, net of reimbursements	1.89	%F	2.19	%F	1.83	%E F
Net investment income (loss), before expense reimbursements	1.43%		(0.81)%		1.41	%E
Net investment income, net of reimbursements	1.47%		1.90%		2.34	%E
Portfolio turnover rate	326%		242%		20	%D

#	Fiscal year end changed from March 31 to June 30.
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.49%, 1.49% and 1.49% for the year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y ClassA
	Year Ended June 30,				April 1, 2019 to June 30,		Year Ended March 31,
	2021		2020		2019#		2019		2018		2017

Net asset value, beginning of period	$10.14		$10.27		$10.12		$10.04		$9.90		$9.33

Income (loss) from investment operations:
Net investment income	0.08		0.19		0.08		0.20	B	0.19	B	0.21	B
Net gains on investments (both realized and unrealized)	1.26		0.05		0.07		0.07		0.13		0.49

Total income (loss) from investment operations	1.34		0.24		0.15		0.27		0.32		0.70

Less distributions:
Dividends from net investment income	(0.26)		(0.37)		–		(0.19)		(0.18)		(0.13)
Distributions from net realized gains	(0.08)		–		–		–		–		–

Total distributions	(0.34)		(0.37)		–		(0.19)		(0.18)		(0.13)

Net asset value, end of period	$11.14		$10.14		$10.27		$10.12		$10.04		$9.90

Total return	13.33%		2.35%		1.48	%C D	2.71	%E	3.28	%E	7.54	%E

Ratios and supplemental data:
Net assets, end of period	$129,211,872		$139,609,314		$227,279,618		$279,429,760		$281,239,955		$295,950,357
Ratios to average net assets:
Expenses, before reimbursements	2.00%		2.32%		2.14	%G	1.79	%F	1.76	%F	2.06	%F
Expenses, net of reimbursements	1.96	%H	2.27	%H	1.71	%G H	1.79	%F	1.76	%F	2.06	%F
Net investment income, before expense reimbursements	1.24%		1.81%		1.81	%G	1.99%		1.85%		2.12%
Net investment income, net of reimbursements	1.28%		1.86%		2.24	%G	1.99%		1.85%		2.12%
Portfolio turnover rate	326%		242%		20	%D	76%		52%		54%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class I was re-designated as Y Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30%, 0.27%, 0.57%, and 0.60% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.56%, 1.56% and 1.54% for the year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor ClassA
	Year Ended June 30,				April 1, 2019 to June 30,		Year Ended March 31,
	2021		2020		2019#		2019		2018		2017

Net asset value, beginning of period	$10.13		$10.27		$10.13		$10.04		$9.90		$9.32

Income (loss) from investment operations:
Net investment income	0.08		0.17		0.03		0.17	B	0.16	B	0.18	B
Net gains on investments (both realized and unrealized)	1.23		0.04		0.11		0.07		0.13		0.50

Total income (loss) from investment operations	1.31		0.21		0.14		0.24		0.29		0.68

Less distributions:
Dividends from net investment income	(0.24)		(0.35)		–		(0.15)		(0.15)		(0.10)
Distributions from net realized gains	(0.08)		–		–		–		–		–

Total distributions	(0.32)		(0.35)		–		(0.15)		(0.15)		(0.10)

Net asset value, end of period	$11.12		$10.13		$10.27		$10.13		$10.04		$9.90

Total return	13.03%		2.07%		1.38	%C D	2.47	%E	2.99	%E	7.33	%E

Ratios and supplemental data:
Net assets, end of period	$1,411,885		$862,020		$946,784		$856,300		$1,256,917		$4,639,463
Ratios to average net assets:
Expenses, before reimbursements	2.32%		2.97%		2.39	%G	2.04	%F	2.01	%F	2.31	%F
Expenses, net of reimbursements	2.20	%H	2.52	%H	1.98	%G H	2.04	%F	2.01	%F	2.31	%F
Net investment income, before expense reimbursements	0.84%		1.13%		1.62	%G	1.74%		1.60%		1.87%
Net investment income, net of reimbursements	0.96%		1.58%		2.04	%G	1.74%		1.60%		1.87%
Portfolio turnover rate	326%		242%		20	%D	76%		52%		54%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class A was re-designated as Investor Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30%, 0.27%, 0.57%, and 0.60% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.81%, 1.81% and 1.81% for the year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020

Net asset value, beginning of period	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.21		0.05
Net gains (losses) on investments (both realized and unrealized)	0.18		(0.06)

Total income (loss) from investment operations	0.39		(0.01)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)

Total distributions	(0.29)		(0.07)

Net asset value, end of period	$10.02		$9.92

Total returnB	4.00%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$354,076		$149,445
Ratios to average net assets:
Expenses, before reimbursements	4.65	%E	11.60	%D E
Expenses, net of reimbursements	0.57%		0.57	%D
Net investment (loss), before expense reimbursements	(2.71	)%E	(9.96	)%D E
Net investment income, net of reimbursements	1.37%		1.07	%D
Portfolio turnover rate	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020

Net asset value, beginning of period	$9.91		$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.05
Net gains (losses) on investments (both realized and unrealized)	0.25		(0.07)

Total income (loss) from investment operations	0.36		(0.02)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)

Net asset value, end of period	$9.98		$9.91

Total returnB	3.70%		(0.19	)%C

Ratios and supplemental data:
Net assets, end of period	$202,627		$206,227
Ratios to average net assets:
Expenses, before reimbursements	5.33	%E	10.25	%D E
Expenses, net of reimbursements	0.87%		0.87	%D
Net investment (loss), before expense reimbursements	(3.36	)%E	(8.59	)%D E
Net investment income, net of reimbursements	1.10%		0.79	%D
Portfolio turnover rate	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020

Net asset value, beginning of period	$9.87		$10.00

Income (loss) from investment operations:
Net investment income	0.03	B	0.02
Net gains (losses) on investments (both realized and unrealized)	0.26		(0.08)

Total income (loss) from investment operations	0.29		(0.06)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)

Net asset value, end of period	$9.87		$9.87

Total returnC	3.00%		(0.59	)%D

Ratios and supplemental data:
Net assets, end of period	$139,238		$254,319
Ratios to average net assets:
Expenses, before reimbursements	6.04	%F	10.34	%E F
Expenses, net of reimbursements	1.62%		1.62	%E
Net investment (loss), before expense reimbursements	(4.08	)%F	(8.62	)%E F
Net investment income, net of reimbursements	0.34%		0.10	%E
Portfolio turnover rate	54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30, 2021		February 18, 2020A to June 30, 2020

Net asset value, beginning of period	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.04
Net gains (losses) on investments (both realized and unrealized)	0.26		(0.05)

Total income (loss) from investment operations	0.41		(0.01)

Less distributions:
Dividends from net investment income	(0.29)		(0.07)

Net asset value, end of period	$10.04		$9.92

Total returnB	4.21%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$9,753,318		$9,638,229
Ratios to average net assets:
Expenses, before reimbursements	4.44	%E	6.83	%D E
Expenses, net of reimbursements	0.47%		0.47	%D
Net investment (loss), before expense reimbursements	(2.47	)%E	(5.20	)%D E
Net investment income, net of reimbursements	1.50%		1.16	%D
Portfolio turnover rate	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,					April 3, 2017B to June 30,
	2021	2020	2019		2018	2017

Net asset value, beginning of period	$10.27	$10.24	$10.07		$10.17	$10.00

Income (loss) from investment operations:
Net investment income	0.41	0.35	0.43	C	0.44	0.20
Net gains (losses) on investments (both realized and unrealized)	0.71	0.03	0.27		(0.09)	0.06

Total income (loss) from investment operations	1.12	0.38	0.70		0.35	0.26

Less distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.52)		(0.45)	–
Distributions from net realized gains	–	–	(0.01)		–	–
Tax return of capitalD	–	–	–		–	(0.09)

Total distributions	(0.37)	(0.35)	(0.53)		(0.45)	(0.09)

Net asset value, end of period	$11.02	$10.27	$10.24		$10.07	$10.17

Total returnE	11.06%	3.81%	7.27%		3.49%	2.58	%F

Ratios and supplemental data:
Net assets, end of period	$11,799,339	$9,824,323	$8,968,940		$6,460,768	$102,562
Ratios to average net assets:
Expenses, before reimbursements	0.91%	1.01%	1.22%		1.74%	9.14	%G
Expenses, net of reimbursements	0.72%	0.72%	0.72%		0.72%	0.72	%G
Net investment income (loss), before expense reimbursements	3.05%	2.69%	3.81%		3.22%	(3.68	)%G
Net investment income, net of reimbursements	3.24%	2.98%	4.31%		4.24%	4.74	%G
Portfolio turnover rate	79%	185%	198%		135%	27	%F

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Per share amounts have been calculated using the average shares method.
D	Tax return of capital is calculated based on outstanding shares at the time of distribution.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,				April 3, 2017A to June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.25	$10.22	$10.06	$10.16	$10.00

Income (loss) from investment operations:
Net investment income	0.39	0.37	0.42	0.46	0.11
Net gains (losses) on investments (both realized and unrealized)	0.72	0.01	0.27	(0.11)	0.14

Total income (loss) from investment operations	1.11	0.38	0.69	0.35	0.25

Less distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.52)	(0.45)	–
Distributions from net realized gains	–	–	(0.01)	–	–
Tax return of capitalB	–	–	–	–	(0.09)

Total distributions	(0.37)	(0.35)	(0.53)	(0.45)	(0.09)

Net asset value, end of period	$10.99	$10.25	$10.22	$10.06	$10.16

Total returnC	11.00%	3.82%	7.18%	3.49%	2.48	%D

Ratios and supplemental data:
Net assets, end of period	$183,749,947	$89,459,856	$38,664,428	$22,277,957	$657,411
Ratios to average net assets:
Expenses, before reimbursements	0.96%	1.09%	1.42%	1.78%	7.64	%E
Expenses, net of reimbursements	0.81%	0.82%	0.82%	0.82%	0.82	%E
Net investment income (loss), before expense reimbursements	3.02%	2.58%	3.60%	3.25%	(2.94	)%E
Net investment income, net of reimbursements	3.17%	2.85%	4.20%	4.21%	3.88	%E
Portfolio turnover rate	79%	185%	198%	135%	27	%D

A	Commencement of operations.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,				April 3, 2017A to June 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.16	$10.15	$10.02	$10.16	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.44	0.38	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	0.74	(0.08)	0.27	(0.12)	0.11

Total income (loss) from investment operations	1.07	0.36	0.65	0.31	0.25

Less distributions:
Dividends from net investment income	(0.35)	(0.35)	(0.51)	(0.45)	–
Distributions from net realized gains	–	–	(0.01)	–	–
Tax return of capitalB	–	–	–	–	(0.09)

Total distributions	(0.35)	(0.35)	(0.52)	(0.45)	(0.09)

Net asset value, end of period	$10.88	$10.16	$10.15	$10.02	$10.16

Total returnC	10.67%	3.58%	6.84%	3.09%	2.48	%D

Ratios and supplemental data:
Net assets, end of period	$23,773,539	$14,710,345	$1,422,906	$1,271,611	$240,201
Ratios to average net assets:
Expenses, before reimbursements	1.24%	1.42%	1.69%	2.16%	10.00	%E
Expenses, net of reimbursements	1.09%	1.09%	1.09%	1.09%	1.09	%E
Net investment income (loss), before expense reimbursements	2.73%	2.23%	3.30%	2.89%	(4.86	)%E
Net investment income, net of reimbursements	2.88%	2.56%	3.90%	3.96%	4.06	%E
Portfolio turnover rate	79%	185%	198%	135%	27	%D

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,		October 29, 2018A to June 30,

	2021	2020	2019

Net asset value, beginning of period	$10.16	$10.16	$9.95

Income from investment operations:
Net investment income	0.35	0.23	0.33
Net gains on investments (both realized and unrealized)	0.72	0.11	0.26

Total income from investment operations	1.07	0.34	0.59

Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.37)
Distributions from net realized gains	-	-	(0.01)

Total distributions	(0.34)	(0.34)	(0.38)

Net asset value, end of period	$10.89	$10.16	$10.16

Total returnB	10.73%	3.44%	6.18	%C

Ratios and supplemental data:
Net assets, end of period	$7,020,746	$5,216,325	$6,270,835
Ratios to average net assets:
Expenses, before reimbursements	1.16%	1.34%	1.78	%D
Expenses, net of reimbursements	1.04%	1.12%	1.12	%D
Net investment income, before expense reimbursements	2.81%	2.35%	3.30	%D
Net investment income, net of reimbursements	2.93%	2.57%	3.96	%D
Portfolio turnover rate	79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,		October 29, 2018A to June 30,

	2021	2020	2019

Net asset value, beginning of period	$10.13	$10.14	$9.95

Income (loss) from investment operations:
Net investment income	0.27	0.30	0.24
Net gains (losses) on investments (both realized and unrealized)	0.72	(0.03)	0.30

Total income (loss) from investment operations	0.99	0.27	0.54

Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.34)
Distributions from net realized gains	-	-	(0.01)

Total distributions	(0.27)	(0.28)	(0.35)

Net asset value, end of period	$10.85	$10.13	$10.14

Total returnB	9.87%	2.72%	5.63	%C

Ratios and supplemental data:
Net assets, end of period	$8,803,669	$4,735,447	$1,659,229
Ratios to average net assets:
Expenses, before reimbursements	1.95%	2.14%	2.58	%D
Expenses, net of reimbursements	1.85%	1.87%	1.87	%D
Net investment income, before expense reimbursements	2.02%	1.57%	2.50	%D
Net investment income, net of reimbursements	2.12%	1.84%	3.20	%D
Portfolio turnover rate	79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundSM

Federal Tax Information

June 30, 2021 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2021. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SSI Alternative Income Fund	10.21%
TwentyFour Short Term Bond Fund	n/a
TwentyFour Strategic Income Fund	n/a

Qualified Dividend Income:

SSI Alternative Income Fund	10.45%
TwentyFour Short Term Bond Fund	n/a
TwentyFour Strategic Income Fund	n/a

Long-Term Capital Gain Distributions:

SSI Alternative Income Fund	-
TwentyFour Short Term Bond Fund	-
TwentyFour Strategic Income Fund	-

Short-Term Capital Gain Distributions:

SSI Alternative Income Fund	$1,404,980
TwentyFour Short Term Bond Fund	-
TwentyFour Strategic Income Fund	-

Shareholders will receive notification in January 2022 of the applicable tax information necessary to prepare their 2021 income tax returns.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At meetings held on May 17, 2021 and June 8-9, 2021 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 9, 2021 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon SSI Alternative Income Fund (“SSI Fund”), the American Beacon TwentyFour Strategic Income Fund (“Strategic Income Fund”), and the American Beacon TwentyFour Short Term Bond Fund (“Short Term Bond Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, SSI Investment Management LLC (“SSI”), and the Trust, on behalf of the SSI Fund; and

(3) the Investment Advisory Agreement among the Manager, TwentyFour Asset Management (US), LP (“TwentyFour” and together with SSI, the “subadvisors”), and the Trust, on behalf of the Strategic Income Fund and Short Term Bond Fund.

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary, including the impact of the COVID-19 pandemic on the operations of the Manager and the subadvisors. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisor for each Fund; (3) the costs incurred by the Manager in rendering services to each Fund, the costs incurred by SSI in rendering services to the SSI Fund, and the Manager’s and SSI’s resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with each Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the SSI Fund’s long-term performance, the Strategic Income Fund’s performance since its inception on April 3, 2017, and the Short Term Bond Fund’s performance since its inception on January 19, 2020; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and representations made by the subadvisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the performance of a composite of other comparable investment accounts managed by the subadvisor and an appropriate peer group for the Fund or the Fund’s benchmark index and for the Short Term Bond Fund, an alternate benchmark index provided by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager and SSI from their Relationships with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the SSI Fund and Strategic Income Fund and sustaining a loss with respect to the Short Term Bond Fund before the payment of distribution-related expenses and the Manager sustaining a loss after the payment of distribution-related expenses with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.
The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by the subadvisors that each Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board requested profitability data from SSI, an affiliate of the Manager, but did not request profitability data from TwentyFour because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and TwentyFour with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that TwentyFour may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations. The Board considered the cost of services and profitability of SSI.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of SSI were reasonable in light of the services performed by SSI. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreements contain fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition,

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

the Board noted that SSI benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. The Short Term Bond Fund does not offer R5 Class shares. Therefore, that Fund’s performance comparisons were made to the Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of subadvisor skill. The Board noted that, while the SSI Fund had more than five-years performance, the Strategic Income Fund and Short Term Bond Fund each had a shorter term performance record, and evaluated the information provided.

The expense comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares, and Short Term Bond Fund’s Y Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. Each Fund’s Y Class shares were compared to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2020. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. In addition, information regarding SSI’s use of soft dollars was requested from the Manager and was considered by the Board. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds than in prior years.

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon SSI Alternative Income Fund

In considering the renewal of the Agreements for the SSI Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile

Compared to Broadridge Expense Universe	4th Quintile

Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1st Quintile

Compared to Morningstar Category	1st Quintile

The Board also considered: (1) the SSI Fund’s expenses are higher than the median of its Broadridge Expense Group and Expense Universe, but that the SSI Fund, on a net-of-fee basis, ranked in the first quintile of its Broadridge Performance Universe and Morningstar category for the 5-year period ended December 31, 2020; (2) the SSI Fund employs a limited-capacity strategy as the subadvisor invests primarily in convertible bonds; (3) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the SSI Fund; (4) that the subadvisor is an affiliate of the Manager; (5) information provided by SSI regarding its profitability with respect to the services it provides to the SSI Fund; (6) the SSI Fund acquired all of the assets of the Palmer Square SSI Alternative Income Fund (“Acquired Fund”), on May 17, 2019, and that the SSI Fund’s performance prior to that date is that of the Acquired Fund; and (7) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period since this SSI Fund was acquired.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SSI Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SSI Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Strategic Income Fund

In considering the renewal of the Agreements for the Strategic Income Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile

Compared to Broadridge Expense Universe	4th Quintile

Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2020)

Compared to Broadridge Performance Universe	1st Quintile

Compared to Morningstar Category	1st Quintile

Disclosure Regarding Approvals of the Management and Investment Advisory Agreement (Unaudited)

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Strategic Income Fund; (2) the Strategic Income Fund’s expenses are higher than the median of its Broadridge Expense Group and Expense Universe, but that the Strategic Income Fund, on a net-of-fee basis, ranked in the first quintile of its Broadridge Performance Universe and Morningstar category for the 3-year period ended December 31, 2020; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Strategic Income Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Strategic Income Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Short Term Bond Fund

In considering the renewal of the Agreements in the Short Term Bond Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile

Compared to Broadridge Expense Universe	5th Quintile

Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (since inception period ended December 31, 2020)

Compared to Broadridge Performance Universe	1st Quintile

Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) the Short Term Bond Fund’s expenses are higher than the median of its Broadridge Expense Group and Expense Universe, but that the Short Term Bond Fund, on a net-of-fee basis, ranked in the first quintile of its Broadridge Performance Universe for the since-inception period ended December 31, 2020; (2) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Short Term Bond Fund; (3) that, at its March 3-4, 2021 meetings, the Board approved a change to the Short Term Bond Fund’s name and principal investment strategies to include the integration of environmental, social and governance factors; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Short Term Bond Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Short Term Bond Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Short Term Bond Fund.

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

○

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

○	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2021 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2020 through December 31, 2020 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund*. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Eugene J. Duffy (66)***	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement**

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (59)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement**

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Independent Director, Blue Owl Capital Inc. (2021-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (58)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-2021); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (62)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (61)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Paul B. Cavazos (52)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (50)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (60)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer, American Beacon Select Funds (2010-2021); Vice President (2021-Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (57)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), Managing Director (2003-2009), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-Present), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (46)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (58)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (64)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Shelley L. Dyson (51)	Assistant Treasurer since 2021	Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Senior Vice President (2021-Present), Vice President (2011-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (36)	Assistant Secretary since 2021	Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), The Northern Trust Company; Second Vice President (2015-2018), The Northern Trust Company. Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund 2021-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2021-2021).

* There are currently no series in the American Beacon Apollo Total Return Fund trust.

** As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

*** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

June 30, 2021 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Short Term Bond Fund and American Beacon TwentyFour Strategic Income Fund are service marks of American Beacon Advisors, Inc.

AR 6/21

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$259,414	6/30/2020
$285,407	6/30/2021

(b)
Audit Related Fees	Fiscal Year Ended
$0	6/30/2020
$0	6/30/2021

(c)
Tax Fees	Fiscal Year Ended
$48,985	6/30/2020
$85,756	6/30/2021

(d)
All Other Fees	Fiscal Year Ended
$0	6/30/2020
$0	6/30/2021

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$48,985	$0	N/A	6/30/2020
$85,756	$0	N/A	6/30/2021

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 3, 2021

By /s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds
Date: September 3, 2021